                                                                    EXHIBIT 10.1


                                                               EXECUTION VERSION

================================================================================

                                  (CHASE LOGO)

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                February 13, 2007

                                      among

                            STEWART & STEVENSON LLC,
                  STEWART & STEVENSON DISTRIBUTOR HOLDINGS LLC,
                     STEWART & STEVENSON POWER PRODUCTS LLC,
                   STEWART & STEVENSON PETROLEUM SERVICES LLC,
                       STEWART & STEVENSON FUNDING CORP.,
                                 S&S AGENT LLC,
                                as US Borrowers,

                      The Canadian Borrowers Party Hereto,

                            The Lenders Party Hereto,

                           JPMORGAN CHASE BANK, N.A.,
                 as Administrative Agent and US Collateral Agent

                   JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and as Canadian Collateral Agent

                                       and

                           JPMORGAN CHASE BANK, N.A.,
                            as Export-Related Lender

                                   ----------

                          J.P. MORGAN SECURITIES INC.,
                    as Sole Bookrunner and Sole Lead Arranger

================================================================================

                              CHASE BUSINESS CREDIT

                                TABLE OF CONTENTS

                                                                            Page
                                                                             No.
                                                                            ----
ARTICLE I DEFINITIONS....................................................      2
   Section 1.1   Defined Terms...........................................      2
   Section 1.2   Classification of Loans and Borrowings..................     54
   Section 1.3   Terms Generally.........................................     55
   Section 1.4   Accounting Terms; GAAP..................................     55

ARTICLE II THE CREDITS...................................................     55
   Section 2.1   Commitments.............................................     55
   Section 2.2   Loans and Borrowings....................................     56
   Section 2.3   Requests for Borrowings.................................     57
   Section 2.4   Protective Advances.....................................     58
   Section 2.5   Swingline Loans and Overadvances........................     60
   Section 2.6   Letters of Credit.......................................     63
   Section 2.7   Funding of Borrowings...................................     67
   Section 2.8   Interest Elections......................................     68
   Section 2.9   Termination and Reduction of Commitments................     70
   Section 2.10  Repayment and Amortization of Loans; Evidence of Debt...     71
   Section 2.11  Prepayment of Loans.....................................     74
   Section 2.12  Fees....................................................     76
   Section 2.13  Interest................................................     77
   Section 2.14  Bankers' Acceptances....................................     78
   Section 2.15  Alternate Rate of Interest..............................     80
   Section 2.16  Increased Costs.........................................     81
   Section 2.17  Break Funding Payments..................................     82
   Section 2.18  Taxes...................................................     82
   Section 2.19  Payments Generally; Allocation of Proceeds; Sharing of
                 Set-offs................................................     84
   Section 2.20  Mitigation Obligations; Replacement of Lenders..........     88
   Section 2.21  Returned Payments.......................................     89
   Section 2.22  Borrowings of Revolving Loans to Satisfy Secured
                 Obligations.............................................     89
   Section 2.23  Joint and Several Liability; Rights of Contribution.....     90
   Section 2.24  Increase of Commitments.................................     92
   Section 2.25  Illegality..............................................     93

ARTICLE III REPRESENTATIONS AND WARRANTIES...............................     94
   Section 3.1   Organization; Powers....................................     94
   Section 3.2   Authorization; Enforceability...........................     94
   Section 3.3   Governmental Approvals; No Conflicts....................     94
   Section 3.4   Financial Condition; No Material Adverse Change.........     95
   Section 3.5   Properties..............................................     96
   Section 3.6   Litigation and Environmental Matters....................     96
   Section 3.7   Compliance with Laws and Agreements.....................     96
   Section 3.8   Investment and Holding Company Status...................     97
   Section 3.9   Taxes...................................................     97
   Section 3.10  Employee Benefits.......................................     97

   Section 3.11  Disclosure..............................................     97
   Section 3.12  Material Agreements.....................................     98
   Section 3.13  Solvency................................................     98
   Section 3.14  Insurance...............................................     98
   Section 3.15  Capitalization and Subsidiaries.........................     98
   Section 3.16  Security Interest in Collateral.........................     99
   Section 3.17  Labor Disputes..........................................     99
   Section 3.18  Affiliate Transactions..................................     99
   Section 3.19  Common Enterprise.......................................     99
   Section 3.20  Casualties; Taking of Properties........................    100
   Section 3.21  Perfection Certificate; Schedules to other Loan
                 Documents...............................................    100
   Section 3.22  Existing Indebtedness...................................    100
   Section 3.23  S&S Acquisition.........................................    100
   Section 3.24  Deposit Accounts........................................    100
   Section 3.25  Regulation H............................................    100
   Section 3.26  Compliance with Anti-Terrorism and Anti-Money Laundering
                 Laws and Regulations....................................    101

ARTICLE IV CONDITIONS....................................................    101
   Section 4.1   Effective Date..........................................    101
   Section 4.2   Each Credit Event.......................................    104

ARTICLE V AFFIRMATIVE COVENANTS..........................................    105
   Section 5.1   Financial Statements; Borrowing Base and Other
                 Information.............................................    105
   Section 5.2   Notices of Material Events..............................    108
   Section 5.3   Existence; Conduct of Business..........................    109
   Section 5.4   Payment of Obligations..................................    110
   Section 5.5   Maintenance of Properties...............................    110
   Section 5.6   Books and Records; Inspection Rights....................    110
   Section 5.7   Compliance with Laws....................................    110
   Section 5.8   Use of Proceeds.........................................    110
   Section 5.9   Insurance...............................................    110
   Section 5.10  Casualty and Condemnation...............................    111
   Section 5.11  Field Examinations......................................    111
   Section 5.12  Appraisals..............................................    111
   Section 5.13  Depository Bank.........................................    111
   Section 5.14  Additional Collateral; Further Assurances...............    112

ARTICLE VI NEGATIVE COVENANTS............................................    113
   Section 6.1   Indebtedness............................................    113
   Section 6.2   Liens...................................................    115
   Section 6.3   Fundamental Changes.....................................    116
   Section 6.4   Investments, Loans, Advances, Guarantees and
                 Acquisitions............................................    117
   Section 6.5   Asset Sales.............................................    119
   Section 6.6   Sale and Leaseback Transactions.........................    120
   Section 6.7   Swap Agreements.........................................    120
   Section 6.8   Restricted Payments; Certain Payments of Indebtedness...    120
   Section 6.9   Transactions with Affiliates............................    122

   Section 6.10  Restrictive Agreements..................................    122
   Section 6.11  Amendment of Material Documents.........................    122
   Section 6.12  Operating Leases........................................    123
   Section 6.13  Fixed Charge Coverage Ratio.............................    123
   Section 6.14  Limitations on Inter-Borrower Transactions..............    123

ARTICLE VII EVENTS OF DEFAULT............................................    123

ARTICLE VIII THE AGENTS; INTERCREDITOR ISSUES............................    126
   Section 8.1   Appointment of Agents...................................    126
   Section 8.2   Limitation of Duties of Agents..........................    127
   Section 8.3   Reliance by Agents......................................    128
   Section 8.4   Sub-Agents..............................................    128
   Section 8.5   Resignation of Agents; Successor Agents.................    128
   Section 8.6   Lender Acknowledgments..................................    129
   Section 8.7   Collateral Priority.....................................    129
   Section 8.8   Allocation of Proceeds of Collateral....................    130
   Section 8.9   Commingling of Inventory................................    130
   Section 8.10  Export-Related Loan Agreement...........................    131
   Section 8.11  Syndication Agent and Co-Documentation Agent Titles.....    131

ARTICLE IX MISCELLANEOUS.................................................    131
   Section 9.1   Notices.................................................    131
   Section 9.2   Waivers; Amendments.....................................    132
   Section 9.3   Expenses; Indemnity; Damage Waiver......................    135
   Section 9.4   Successors and Assigns..................................    137
   Section 9.5   Survival................................................    140
   Section 9.6   Counterparts; Integration; Effectiveness................    140
   Section 9.7   Severability............................................    141
   Section 9.8   Right of Setoff.........................................    141
   Section 9.9   Governing Law; Jurisdiction; Consent to Service of
                 Process.................................................    141
   Section 9.10  WAIVER OF JURY TRIAL....................................    142
   Section 9.11  Judgment Currency.......................................    142
   Section 9.12  Headings................................................    143
   Section 9.13  Confidentiality.........................................    143
   Section 9.14  Several Obligations; Nonreliance; Violation of Law......    144
   Section 9.15  USA Patriot Act.........................................    144
   Section 9.16  Disclosure..............................................    144
   Section 9.17  Appointment for Perfection..............................    144
   Section 9.18  Interest Rate Limitation................................    144
   Section 9.19  No Financial Assistance by Canadian Loan Parties........    145
   Section 9.20  Export-Related Financing Documents......................    145

ARTICLE X LOAN GUARANTY..................................................    145
   Section 10.1  Guaranty................................................    145
   Section 10.2  Limitation..............................................    146
   Section 10.3  Guaranty of Payment.....................................    146
   Section 10.4  No Discharge or Diminishment of Loan Guaranty...........    146
   Section 10.5  Defenses Waived.........................................    147

   Section 10.6  Rights of Subrogation...................................    147
   Section 10.7  Reinstatement; Stay of Acceleration.....................    147
   Section 10.8  Information.............................................    148
   Section 10.9  Termination.............................................    148
   Section 10.10 Taxes...................................................    148
   Section 10.11 Maximum Liability.......................................    148
   Section 10.12 Contribution............................................    149
   Section 10.13 Liability Cumulative....................................    149

ARTICLE XI THE BORROWER REPRESENTATIVES..................................    149
   Section 11.1  Appointment; Nature of Relationship.....................    149
   Section 11.2  Powers..................................................    150
   Section 11.3  Employment of Agents....................................    150
   Section 11.4  Notices.................................................    150
   Section 11.5  Successor Borrower Representative.......................    150
   Section 11.6  Execution of Loan Documents; Borrowing Base
                 Certificates............................................    151
   Section 11.7  Reporting...............................................    151

                              LIST OF DEFINED TERMS

                                                                        Page No.
                                                                        --------
$....................................................................         18
ABR..................................................................          2
ABR Spread...........................................................          4
Acceptance Fee.......................................................          2
Account..............................................................          3
Account Debtor.......................................................          3
Acquisition..........................................................          3
Acquisition Agreements...............................................          3
Acquisition Documents................................................          3
Act..................................................................        144
Activation Period....................................................          3
Adjusted LIBO Rate...................................................          3
Adjusted Net Worth...................................................          3
Administrative Agent.................................................          3
Administrative Questionnaire.........................................          3
Affiliate............................................................          4
Agents...............................................................          4
Aggregate Canadian Credit Exposure...................................          4
Aggregate US Credit Exposure.........................................          4
Agreement............................................................          1
Alternate Base Rate..................................................          4
Ansary Related Parties...............................................          4
Applicable Percentage................................................          4
Applicable Period....................................................          5
Applicable Rate......................................................          4
Appraised Value......................................................          5
Approved Fund........................................................     6, 138
asset................................................................         55
Assignment and Assumption............................................          6
Availability.........................................................          6
Availability Period..................................................          6
Available Canadian Revolving Commitment..............................          6
Available US Revolving Commitment....................................          6
B/A..................................................................          6
B/A Borrowing........................................................         55
B/A Cover............................................................          6
B/A Equivalent Note..................................................         79
B/A Loan.............................................................          6
B/A Spread...........................................................          4
Banking Services.....................................................          6
Banking Services Obligations.........................................          6
Banking Services Reserves............................................          7
Base Value...........................................................          7

Beneficially Own.....................................................         14
Board................................................................          7
Borrower.............................................................       1, 7
Borrower Representative..............................................          7
Borrower Representative Canada.......................................        150
Borrower Representative US...........................................        150
Borrower Representatives.............................................          7
Borrowers............................................................       1, 7
Borrowing............................................................          7
Borrowing Base Reserves..............................................          7
Borrowing Request....................................................          7
Business Day.........................................................          7
C$...................................................................          8
C$ Denominated Loan..................................................          8
Canadian Administrative Agent........................................          8
Canadian Administrative Agent Overline...............................         73
Canadian Availability................................................          8
Canadian Borrower....................................................       1, 8
Canadian Borrowers...................................................       1, 8
Canadian Borrowing Base..............................................          8
Canadian Borrowing Base Certificate..................................         10
Canadian Collateral Agent............................................         10
Canadian Commitment..................................................         10
Canadian Controlled Disbursement Account.............................         11
Canadian Credit Exposure.............................................         11
Canadian Employee Funding Liability Reserve..........................         11
Canadian Funding Account.............................................     11, 46
Canadian Inventory Limit.............................................         11
Canadian Lender......................................................         11
Canadian Loan Parties................................................         11
Canadian Loans.......................................................         11
Canadian Overadvance.................................................         11
Canadian Overadvances................................................         62
Canadian Parts Inventory Limit.......................................         11
Canadian Pension Plan................................................         12
Canadian Prime Rate..................................................         12
Canadian Prime Rate Loans............................................         12
Canadian Prime Rate Spread...........................................          4
Canadian Priority Claims Reserve.....................................         12
Canadian Protective Advance..........................................         12
Canadian Protective Advances.........................................         59
Canadian Revolving Commitment........................................         12
Canadian Revolving Exposure..........................................         12
Canadian Revolving Loan..............................................     12, 55
Canadian Secured Obligations.........................................         12
Canadian Security Agreement..........................................         13

Canadian Settlement Date.............................................         13
Canadian Subsidiary..................................................         13
Capital Expenditures.................................................         13
Capital Lease Obligations............................................         13
CDOR Rate............................................................         13
Certificate of Effectiveness.........................................         14
Change in Control....................................................         14
Change in Law........................................................         14
Charges..............................................................        144
Chase................................................................         15
Chase Canada.........................................................         15
Class................................................................         15
Code.................................................................         15
Co-Documentation Agent...............................................         15
Collateral...........................................................         15
Collateral Access Agreement..........................................         15
Collateral Documents.................................................         15
Collection Accounts..................................................         15
Commitment...........................................................         15
Commitment Fee Rate..................................................         15
Commitment Increase Agreement........................................         16
Commitment Increase Notice...........................................     16, 92
Commitment Reserves..................................................         16
Commitment Schedule..................................................         16
Commitments..........................................................         15
Company..............................................................      1, 16
Contract Period......................................................         16
Control..............................................................         16
Controlled...........................................................         16
Controlling..........................................................         16
Credit Agreement.....................................................     2, K-1
Credit Exposure......................................................         16
Current Financials...................................................         16
Dated Assets.........................................................     16, 91
Dated Liabilities....................................................     17, 91
Default..............................................................    17, 125
Departing Lender.....................................................         89
Detroit Diesel.......................................................         17
Deutz................................................................         17
Dilution Factors.....................................................         17
Dilution Ratio.......................................................         17
Dilution Reserve.....................................................         17
Disclosed Matters....................................................         17
Discount Proceeds....................................................         17
Discount Rate........................................................         17

Document.............................................................         17
Dollar Denominated Loans.............................................         18
Dollar Equivalent....................................................         18
Dollars..............................................................         18
each Lender..........................................................        134
each Lender affected thereby.........................................        134
EBITDA...............................................................         18
Effective Date.......................................................         18
Eligible Accounts....................................................         18
Eligible Equipment...................................................         21
Eligible Inventory...................................................         22
Eligible Mortgaged Real Property.....................................         24
Engineered Products Division.........................................         24
Environmental Laws...................................................         25
Environmental Liability..............................................         25
EPD Purchase Agreement...............................................         25
Equity Interests.....................................................         25
ERISA................................................................         25
ERISA Affiliate......................................................         25
ERISA Event..........................................................         25
Eurocurrency Liabilities.............................................         47
Eurodollar...........................................................         26
Eurodollar Loan......................................................         55
Eurodollar Revolving Loan............................................         55
Eurodollar Revolving Loan Borrowing..................................         55
Eurodollar Spread....................................................          4
event of default.....................................................        125
Event of Default.....................................................         26
Events of Default....................................................        123
Excluded Subsidiary..................................................         26
Excluded Taxes.......................................................         26
Exemption Certificates...............................................         83
Ex-Im Bank...........................................................         26
Existing Borrowers...................................................      1, 26
Existing Credit Agreement............................................      1, 26
Existing Loan Documents..............................................          2
Export-Related Accounts Receivable...................................         27
Export-Related Borrowing Base........................................         27
Export-Related Borrowing Base Certificate............................         27
Export-Related Collection Account....................................         27
Export-Related Financing Documents...................................         27
Export-Related General Intangibles...................................         27
Export-Related Inventory.............................................         27
Export-Related Lender................................................         27
Export-Related Loan Agreement........................................         27
Export-Related Obligations...........................................         27

Export-Related Priority Collateral...................................         27
Export-Related Reserve...............................................         27
Federal Funds Effective Rate.........................................         27
Fee Letter...........................................................         27
Financial Accommodation..............................................    28, 123
Financial Officer....................................................         28
Fixed Asset Collateral...............................................         28
Fixed Asset Component................................................         28
Fixed Charge Coverage Ratio..........................................         28
Fixed Charges........................................................         28
Foreign Lender.......................................................         29
GAAP.................................................................         29
Governmental Authority...............................................         29
Group................................................................         14
Guarantee............................................................         29
Guaranteed Obligations...............................................    29, 145
guarantor............................................................         29
Hazardous Materials..................................................         29
holding company......................................................         97
Hyster...............................................................         29
Indebtedness.........................................................         29
Indemnified Taxes....................................................         30
Indemnitee...........................................................        136
Information..........................................................        143
Interest Election Request............................................         30
Interest Expense.....................................................         30
Interest Payment Date................................................         30
Interest Period......................................................         30
Inventory............................................................         31
Inventory Advance Percentage.........................................         31
Inventory Limit......................................................         31
investment company...................................................         97
Issuing Bank.........................................................         31
Joinder Agreement....................................................    31, 112
Judgment Conversion Date.............................................        143
Judgment Currency....................................................        142
LC Collateral Account................................................     31, 67
LC Disbursement......................................................         31
LC Exposure..........................................................         31
LC Shortfall Amount..................................................         31
Lender Priority Collateral...........................................         31
Lender Update........................................................         31
Lenders..............................................................         32
Letter of Credit.....................................................         32
Leverage Ratio.......................................................         32
LIBO Rate............................................................         32

Lien.................................................................         32
Loan Documents.......................................................         32
Loan Guarantor.......................................................         33
Loan Guaranty........................................................         33
Loan Parties.........................................................         33
Loans................................................................         33
Material Adverse Effect..............................................         33
Material Indebtedness................................................         33
Maturity Date........................................................         33
Maximum Liability....................................................    33, 148
Maximum Rate.........................................................        144
Monthly Fixed Asset Amortization Amount..............................         33
Moody's..............................................................         33
Mortgages............................................................         33
Multiemployer Plan...................................................         34
Net Income...........................................................         34
Net Orderly Liquidation Value........................................         34
Net Proceeds.........................................................         34
New Lender...........................................................     34, 93
New Lender Agreement.................................................         34
NewCo................................................................         34
NewCos...............................................................         34
non SSPP Borrowings..................................................    35, 123
Non-Consenting Lender................................................    35, 134
Non-Financed Capital Expenditures....................................         35
Non-Paying Guarantor.................................................    35, 149
Notice of Business Activities Report.................................         20
Obligated Party......................................................    35, 146
Obligation Currency..................................................        142
Obligations..........................................................         35
OFAC.................................................................        101
Off-Balance Sheet Liability..........................................         35
Other Secured Parties................................................         35
Other Taxes..........................................................         35
Overadvances.........................................................         35
parent...............................................................         47
Participant..........................................................    35, 139
Participation Agreement..............................................         35
Parts Inventory Limit................................................         35
Paying Guarantor.....................................................    35, 149
PBGC.................................................................         35
Perfection Certificate...............................................         36
Perfection Certificate Update........................................         36
Permitted Acquisition................................................         36
Permitted Discretion.................................................         37
Permitted Encumbrances...............................................     37, 39

Permitted Fixed Asset Disposition....................................         40
Permitted Investments................................................         39
Permitted Liens......................................................         39
Permitted Senior Encumbrances........................................         40
Person...............................................................         40
Plan.................................................................         40
Power Products Division..............................................         40
PPD Purchase Agreement...............................................         40
Prepayment Event.....................................................         41
primary obligor......................................................         29
Prime Rate...........................................................         41
Pro Rata Inventory Percentage........................................        130
Proceeds.............................................................         41
Project Caviar.......................................................         41
Project Caviar Acquisition...........................................         41
Project FE...........................................................         41
Project FE Acquisition...............................................         41
Projections..........................................................    41, 106
property.............................................................         55
Property.............................................................         41
Protective Advance...................................................         42
Qualified Public Offering............................................         42
rate of exchange.....................................................        143
Real Property........................................................         42
Register.............................................................    42, 139
Related Parties......................................................         42
Related Person.......................................................         14
Rent Reserve.........................................................         42
Report...............................................................         42
Required Lenders.....................................................    42, 133
Requirement of Law...................................................         42
Reserves.............................................................         42
Responsible Officer..................................................         42
Restricted Payment...................................................         43
return receipt requested.............................................        132
Revolving Commitments................................................         43
Revolving Exposure...................................................         43
Revolving Lenders....................................................         43
Revolving Loan.......................................................         43
Revolving Loan Borrowing.............................................         55
S&P..................................................................         43
S&S Acquisition......................................................         43
Secured Obligations..................................................         43
Security Agreements..................................................         43
Senior Notes.........................................................         43
Senior Notes Documents...............................................         43

Senior Notes Indenture...............................................         43
Senior Notes Offering................................................         44
Senior Notes Offering Memorandum.....................................         44
Settlement...........................................................     44, 63
Special Vendor Payable Reserve.......................................         44
Specified Acquisition................................................         44
Specified Acquisition Agreements.....................................         44
Specified Acquisitions...............................................         44
Spot Exchange Rate...................................................         47
SSA..................................................................      1, 47
SSC..................................................................      1, 47
SSDH.................................................................      1, 47
SSPP.................................................................      1, 47
SSPS.................................................................      1, 47
Statutory Reserve Rate...............................................         47
Step-Up Date.........................................................         47
Subject Borrower.....................................................     47, 90
Subject Canadian Borrower............................................         91
Subordinated Indebtedness............................................         47
subsidiary...........................................................         47
Subsidiary...........................................................         48
Supermajority Revolving Lenders......................................         48
Swap Agreement.......................................................         48
Swap Obligations.....................................................         48
Swingline Lender.....................................................         48
Swingline Loan.......................................................         48
Syndication Agent....................................................         48
Target...............................................................         48
Targets..............................................................         48
Taxes................................................................         48
Total Indebtedness...................................................         48
Transactions.........................................................         48
True-Up Loans........................................................      2, 48
Type.................................................................         49
UCC..................................................................         49
Unliquidated Obligations.............................................         49
Unrelated Person.....................................................         14
US Availability......................................................         49
US Base Rate (Canada)................................................         49
US Borrower..........................................................         49
US Borrowers.........................................................         49
US Borrowing Base....................................................         49
US Borrowing Base Certificate........................................         52
US Collateral Agent..................................................         52
US Commitment........................................................         52
US Controlled Disbursement Account...................................         52

US Credit Exposure...................................................         52
US Funding Account...................................................    53, 102
US Inventory Limit...................................................         53
US Lender............................................................         53
US Loan Parties......................................................         53
US Loans.............................................................         53
US Overadvances......................................................     53, 61
US Parts Inventory Limit.............................................         53
US Protective Advance................................................         53
US Protective Advances...............................................         58
US Revolving Commitment..............................................         53
US Revolving Exposure................................................         54
US Revolving Lender..................................................         54
US Revolving Loans...................................................         54
US Secured Obligations...............................................         54
US Security Agreement................................................         54
US Settlement Date...................................................     54, 63
US Subsidiary........................................................         54
Withdrawal Liability.................................................         54

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 13, 2007 (as it may be amended or modified from time to time, this "AGREEMENT"), among STEWART & STEVENSON LLC, a Delaware limited liability company (the "COMPANY"), STEWART & STEVENSON DISTRIBUTOR HOLDINGS LLC, a Delaware limited liability company ("SSDH"), STEWART & STEVENSON POWER PRODUCTS LLC, a Delaware limited liability company ("SSPP"), STEWART & STEVENSON PETROLEUM SERVICES LLC, a Delaware limited liability company ("SSPS"), STEWART & STEVENSON FUNDING CORP., a Delaware corporation ("SSC"), S&S AGENT LLC, a Delaware limited liability company ("SSA"and collectively with the Company, SSDH, SSPP, SSPS, SSC, and each NewCo (as herein defined) becoming a US Borrower hereunder after the date hereof in accordance with Section 5.14, the "US BORROWERS" and each individually, a "US BORROWER"), each NewCo becoming a Canadian Borrower hereunder after the date hereof in accordance with Section 5.14 (the "CANADIAN BORROWERS" and each individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and each individually, a "BORROWER"), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent and as the US Collateral Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Administrative Agent and as the Canadian Collateral Agent, and JPMORGAN CHASE BANK, N.A., as the Export-Related Lender.

                                    RECITALS:

     WHEREAS, the Company, SSDH, SSPP, SSPS, SSC and SSA (collectively, the "EXISTING BORROWERS"), the Administrative Agent, the US Collateral Agent and the lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of July 6, 2006 (as heretofore amended, the "EXISTING CREDIT AGREEMENT"), pursuant to which JPMorgan Chase Bank, N.A. and certain other lenders party thereto extended certain financing to the Existing Borrowers in accordance with the terms and conditions set forth therein; and

     WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended and restated in its entirety in the form of this Agreement.

                                   AGREEMENTS:

     In consideration of the mutual covenants and agreements herein contained, the Borrowers, the Agents, the Issuing Bank and the Lenders agree that, subject to the satisfaction of each condition precedent contained in Section 4.1 hereof, the satisfaction of which shall be evidenced by the execution and delivery by the Borrowers and the Administrative Agent of the Certificate of Effectiveness (as herein defined), the Existing Credit Agreement shall be amended and restated as of the Effective Date (as herein defined) in its entirety in the form of this Agreement. It is the intention of the Borrowers, the Lenders, the Issuing Bank and the Agents that this Agreement supersede and replace the Existing Credit Agreement in its entirety; provided, that, (a) such amendment and restatement shall operate to renew, amend and modify the rights and obligations of the parties under the Existing Credit Agreement, as provided herein, but shall not effect a novation thereof, (b) unless otherwise provided for herein and evidenced by a separate written agreement, amendment or release, no other Loan Document, as defined in, and executed and/or delivered pursuant to the terms of, the Existing Credit Agreement (collectively, the "EXISTING LOAN DOCUMENTS") shall be amended, terminated or released in any respect and all of such other Existing Loan Documents shall remain in full force and effect except that the Borrowers and the Lenders agree that by executing this Agreement the definition of "CREDIT AGREEMENT" contained in such Existing Loan Documents shall be amended to refer to this Agreement as it may hereafter be amended, modified, renewed or extended in accordance with the terms hereof in place of the Existing Credit Agreement, and (c) the Liens securing the Secured Obligations under and as defined in the Existing Credit Agreement and granted pursuant to the Existing Loan Documents and the liabilities and obligations of the US Borrowers shall not be extinguished, but shall be carried forward, and such Liens shall secure such Secured Obligations, in each case, as renewed, amended, restated and modified hereby.

     Upon delivery of the Certificate of Effectiveness, (a) each US Lender who holds US Revolving Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this amendment and restatement) of all US Revolving Loans shall advance new US Revolving Loans which shall be disbursed to the Administrative Agent and used to repay US Revolving Loans outstanding to each US Lender who holds US Revolving Loans in an aggregate amount greater than its Applicable Percentage of all US Revolving Loans, (b) each US Lender's participation in each Letter of Credit shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this amendment and restatement), (c) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender's US Credit Exposure equals its Applicable Percentage (after giving effect to this amendment and restatement) of the Aggregate US Credit Exposure. The loans and/or adjustments described in this paragraph are referred to herein as the "TRUE-UP LOANS".

     The parties hereto further agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to (a) any Loan or Borrowing to any US Borrower, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate, and (b) any Dollar Denominated Loan to any Canadian Borrower, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the US Base Rate (Canada).

     "ACCEPTANCE FEE" means a fee payable in C$ by the Canadian Borrowers to a Canadian Lender with respect to the acceptance or purchase of a B/A by such Canadian Lender, calculated on the face amount of such B/A at a rate per annum equal to the Applicable Rate with respect to B/A Loans on the basis of the number of days in the applicable Contract Period (inclusive of the first day and exclusive of the last day) and a year of 365 days (or 366 days in a leap year) (it being agreed that the Applicable Margin in respect of a B/A Equivalent Note is equivalent to the

Applicable Margin otherwise applicable to the B/A Borrowing which has been replaced by the making of such B/A Equivalent Note pursuant to Section 2.14(g)).

     "ACCOUNT" has the meaning assigned to such term in the applicable UCC.

     "ACCOUNT DEBTOR" means any Person obligated on an Account.

     "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Loan Party (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests in a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests in a Person.

     "ACQUISITION AGREEMENTS" means the EPD Purchase Agreement and the PPD Purchase Agreement.

     "ACQUISITION DOCUMENTS" means the Acquisition Agreements and all other agreements or instruments executed in connection with the S&S Acquisition.

     "ACTIVATION PERIOD" means (a) at all times prior to and including the Step-Up Date, any period commencing on the date that Availability is less than $25,000,000, and (b) at all times after the Step-Up Date, any period commencing on the date that Availability is less than $30,000,000, and, in each case, continuing until the date that both (i) Availability exceeds $30,000,000 for ninety (90) consecutive calendar days and (ii) no Default or Event of Default then exists or has existed during such ninety (90) consecutive calendar day period.

     "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "ADJUSTED NET WORTH" means, with respect to SSPP, the shareholders equity of SSPP on a consolidating balance sheet for SSPP prepared in accordance with GAAP, but adjusted to treat as a liability on the balance sheet of SSPP the full amount outstanding of all non-SSPP Borrowings and all Financial Accommodations then outstanding.

     "ADMINISTRATIVE AGENT" means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder and its successors and assigns in such capacity.

     "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "AGENTS" means the Administrative Agent, the Canadian Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent together, and "Agent" means any one of such Agents individually.

     "AGGREGATE CANADIAN CREDIT EXPOSURE" means, at any time, the sum of all of the Canadian Lenders' Canadian Credit Exposure.

     "AGGREGATE US CREDIT EXPOSURE" means, at any time, the sum of all of the US Lenders' US Credit Exposure.

     "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "ANSARY RELATED PARTIES" means Mr. Hushang Ansary, his family members or Persons in which all Equity Interests in such Persons are owned or otherwise Controlled solely by Hushang Ansary and/or members of his family.

     "APPLICABLE PERCENTAGE" means (a) with respect to any US Lender, (i) with respect to US Revolving Loans, LC Exposure, Swingline Loans or US Overadvances, a percentage equal to a fraction the numerator of which is such US Lender's US Revolving Commitment and the denominator of which is the aggregate US Revolving Commitments of all US Revolving Lenders (if the US Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such US Revolving Lender's share of the aggregate US Revolving Exposures at that time), and (ii) with respect to US Protective Advances or with respect to the Aggregate US Credit Exposure, a percentage based upon its share of the Aggregate US Credit Exposure and the unused US Commitments, and (b) with respect to any Canadian Lender, (i) with respect to Canadian Revolving Loans or Canadian Overadvances, a percentage equal to a fraction the numerator of which is such Canadian Lender's Canadian Revolving Commitment and the denominator of which is the aggregate Canadian Revolving Commitments of all Canadian Lenders (if the Canadian Revolving Commitments have been terminated or expired, the Applicable Percentages shall be determined based upon such Canadian Lender's share of the aggregate Canadian Revolving Exposures at that time), and (ii) with respect to Canadian Protective Advances or Aggregate Canadian Credit Exposure, a percentage based on its share of the Aggregate Canadian Credit Exposure and the unused Canadian Commitments.

     "APPLICABLE RATE" means, for any day, with respect to any ABR Loan, Eurodollar Loan, B/A Loan or Canadian Prime Rate Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR SPREAD", "EURODOLLAR SPREAD", "B/A SPREAD" or "CANADIAN PRIME RATE SPREAD", as the case may be, based upon the Borrowers' Leverage Ratio as of the most recent determination date, provided that until the delivery to the

Administrative Agent, pursuant to Section 5.1, of the Company's consolidated financial information for the Company's fiscal quarter ending April 30, 2007 the "APPLICABLE RATE" shall be the applicable rate per annum set forth below in Category 3:

                                                  CANADIAN
                                   EURODOLLAR    PRIME RATE                COMMITMENT
LEVERAGE RATIO        ABR SPREAD     SPREAD        SPREAD     B/A SPREAD    FEE RATE
--------------        ----------   ----------   -----------   ----------   ----------
Category 1
   > 5.0 to 1.0          0.25%         2.0%        1.00%          2.0%       0.375%
Category 2
   = 5.0 to 1.0 but
   > 3.5 to 1.0          0.00%        1.75%        0.75%         1.75%       0.375%
Category 3
   = 3.5 to 1.0 but
   > 2.0 to 1.0          0.00%        1.50%        0.75%         1.50%        0.30%
Category 4
   = 2.0 to 1.0          0.00%        1.25%        0.75%         1.25%        0.30%

     For purposes of the foregoing and subject to the foregoing proviso, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrowers based upon the Company's annual or quarterly consolidated financial statements delivered pursuant to Section 5.1 and (b) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Leverage Ratio shall be deemed to be in Category 1 at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the annual or quarterly consolidated financial statements required to be delivered by them pursuant to
Section 5.1, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

     Without limitation of any other provision of this Agreement or any other remedy available to the Agents or the Lenders under any of the Loan Documents, to the extent that any financial statements delivered by the Borrowers pursuant to Section 5.1 shall be incorrect in any manner in respect any period (an "APPLICABLE PERIOD") and the Company or any other Loan Party shall deliver to the Administrative Agent and/or the Lenders corrected financial statements for such Applicable Period, the Administrative Agent may recalculate the Leverage Ratio for such Applicable Period based upon such corrected financial statements, and, if such recalculation results in a Leverage Ratio that would have caused the Applicable Rate for such Applicable Period to have been higher than under the prior calculations, then upon written notice thereof to the applicable Borrower Reprsentative, the Loans shall bear interest based upon such recalculated Applicable Rate for such Applicable Period retroactively from the date of delivery of the erroneous financial statements in question.

     "APPRAISED VALUE" means the fair market value of the Eligible Mortgaged Real Property reflected in an MAI appraisal of such Real Property in form and substance and prepared by an appraiser acceptable to the Administrative Agent.

     "APPROVED FUND" has the meaning assigned to such term in Section 9.4.

     "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.4), and accepted by the Administrative Agent, in the form of EXHIBIT A or any other form approved by the Administrative Agent.

     "AVAILABLE CANADIAN REVOLVING COMMITMENT" means, with respect to each Canadian Lender at any time, the Canadian Revolving Commitment of such Canadian Lender then in effect minus the Canadian Revolving Exposure of such Canadian Lender at such time.

     "AVAILABLE US REVOLVING COMMITMENT" means, with respect to each US Revolving Lender at any time, the US Revolving Commitment of such US Revolving Lender then in effect minus the US Revolving Exposure of such US Revolving Lender at such time.

     "AVAILABILITY" means, at any time, the sum of the US Availability and the Canadian Availability.

     "AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

     "B/A" means a non-interest bearing bill of exchange denominated in C$, drawn by the Canadian Borrowers and accepted by a Canadian Lender in accordance with this Agreement, and includes a "depository note" within the meaning of the Depository Bills and Notes Act (Canada) and a bill of exchange within the meaning of the Bills of Exchange Act (Canada).

     "B/A COVER" means an amount equal to the aggregate amount of all outstanding B/A Loans, which amount when required by this Agreement (a) shall be paid to the Canadian Administrative Agent, in immediately available funds, and collaterally assigned as security for Canadian Secured Obligations pursuant to the Loan Documents, and (b) shall be retained by the Canadian Administrative Agent and applied to repay the principal of each B/A Loan upon the maturity thereof until all such B/A Loans and all other Canadian Secured Obligations have been fully satisfied.

     "B/A LOAN" means a Borrowing represented by B/As.

     "BANKING SERVICES" means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

     "BANKING SERVICES OBLIGATIONS" of the Loan Parties means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

     "BANKING SERVICES RESERVES" means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

     "BASE VALUE" means, with respect to certain categories of Eligible Inventory, the lower of (a) cost (determined on a first in first out basis in accordance with GAAP and excluding any component of cost consisting of intercompany profit with respect to such Eligible Inventory acquired from an Affiliate), or (b) market value.

     "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

     "BORROWER" or "BORROWERS" has the meanings set forth in the initial paragraph hereof and shall include any other Person who becomes a Borrower under this Agreement and their successors and assigns.

     "BORROWER REPRESENTATIVES" means the Borrower Representative Canada and the Borrower Representative US together, and "BORROWER REPRESENTATIVE" means any one of such representatives of the Borrowers individually.

     "BORROWING" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans or B/A Loans, as to which a single Interest Period or Contract Period (as applicable) is in effect, (b) a Swingline Loan, (c) a US Protective Advance, (d) a US Overadvance,
(e) a Canadian Protective Advance, and (f) a Canadian Overadvance.

     "BORROWING BASE RESERVES" means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to establish with respect to the US Borrowing Base and/or the Canadian Borrowing Base and which will be deducted in the calculation thereof, as applicable. Such Borrowing Base Reserves include, without limitation, Banking Services Reserves, Dilution Reserves at any time that the Dilution Ratio is greater than 5%, reserves for slow moving Inventory, the Export-Related Reserve (with respect to the US Borrowing Base only), reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for uninsured, underinsured, un-indemnified or under-indemnified liabilities or potential liabilities with respect to any litigation with respect to the Collateral or any Loan Party, and, with respect to the Canadian Borrowing Base only, reserves for statutory claims, deemed trusts or inventory subject to rights of suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada), and the Canadian Priority Claims Reserve; provided, that Borrowing Base Reserves shall not include any reserves specifically described under the definition of "Commitment Reserves".

     "BORROWING REQUEST" means a request by a Borrower Representative for a Borrowing in accordance with Section 2.2 and Section 2.3.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (a) when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the

London interbank market, and (b) when used in connection with Canadian Revolving Loans, including B/A Loans, or the determination of the Dollar Equivalent of any amount denominated in C$, "BUSINESS DAY" shall also exclude any other day on which banks are required or authorized to close in Toronto, Ontario, Canada.

     "C$" means the lawful money of Canada.

     "C$ DENOMINATED LOAN" means Canadian Revolving Loans which are denominated in C$.

     "CANADIAN ADMINISTRATIVE AGENT" mean JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as administrative agent for the Canadian Lenders hereunder and its successors and assigns in such capacity.

     "CANADIAN AVAILABILITY" means, at any time, an amount equal to (a) the lesser of the total Canadian Revolving Commitments and the Canadian Borrowing Base minus (b) the Canadian Commitment Reserves minus (c) the aggregate Canadian Revolving Exposure of all Canadian Lenders.

     "CANADIAN BORROWER" or "CANADIAN BORROWERS" has the meaning set forth in the initial paragraph hereof and shall include any other Person who becomes a Canadian Borrower under this Agreement and their successors and assigns.

     "CANADIAN BORROWING BASE" means, at any time, the sum of (a) 85% of the Canadian Borrowers' Eligible Accounts at such time, plus (b) the lesser of (i) the Canadian Inventory Limit, and (ii) the sum of the following:

     (1) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of primary finished goods of the Canadian Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of primary finished goods of the Canadian Borrowers' Engineered Products Division, plus (y) the book value of the Canadian Borrowers' Eligible Inventory consisting of primary finished goods of the Canadian Borrowers' Engineered Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage minus (z) the book value of the Canadian Borrowers' Eligible Inventory consisting of primary finished goods of the Canadian Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (2) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of engine and transmission units of the Canadian Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of engine and transmission units of the Canadian Borrowers' Power Products Division, plus
(y) the book value of the Canadian Borrowers' Eligible Inventory consisting of engine and transmission units of the Canadian Borrowers' Power Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the Canadian Borrowers' Eligible Inventory consisting of engine and transmission units of the Canadian Borrowers' Power

Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (3) the lesser of (A) the Canadian Parts Inventory Limit, and (B) the sum of the following:

     (I) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of active parts of the Canadian Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of active parts of the Canadian Borrowers' Power Products Division, plus (y) the book value of the Canadian Borrowers' Eligible Inventory consisting of active parts of the Canadian Borrowers' Power Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus
(z) the book value of the Canadian Borrowers' Eligible Inventory consisting of active parts of the Canadian Borrowers' Power Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (II) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of parts of the Canadian Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of parts of the Canadian Borrowers' Engineered Products Division, plus (y) the book value of the Canadian Borrowers' Eligible Inventory consisting of parts of the Canadian Borrowers' Engineered Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the Canadian Borrowers' Eligible Inventory consisting of parts of the Canadian Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage.

     , plus

     (4) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of custom built work-in-process of the Canadian Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of custom built work-in-process of the Canadian Borrowers' Power Products Division, plus
(y) the book value of the Canadian Borrowers' Eligible Inventory consisting of custom built work-in-process of the Canadian Borrowers' Power Products Division purchased or manufactured after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the Canadian Borrowers' Eligible Inventory consisting of custom built work-in-process of the Canadian Borrowers' Power Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (5) the lesser of (A) 65% of the Base Value of the Canadian Borrowers' Eligible Inventory consisting of identifiable work-in-process of the Canadian Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the Canadian Borrowers' Eligible Inventory consisting of identifiable work-in-process of the Canadian Borrowers' Engineered Products Division, plus (y) the book value of the Canadian Borrowers'

Eligible Inventory consisting of identifiable work-in-process of the Canadian Borrowers' Engineered Products Division purchased or manufactured after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the Canadian Borrowers' Eligible Inventory consisting of identifiable work-in-process of the Canadian Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus

     (6) Borrowing Base Reserves (applicable to the Canadian Borrowing Base as determined by the Administrative Agent in its Permitted Discretion).

     The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, or reduce one or more of the other elements used in computing the Canadian Borrowing Base, with any such changes to be effective three (3) days after delivery of notice thereof to the Borrower Representative Canada and the Canadian Lenders. The Canadian Borrowing Base at any time shall be determined by reference to the most recent Canadian Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.1(g) subject to (i) the right of the Administrative Agent to redetermine any component of the Canadian Borrowing Base or the calculation thereof if and to the extent the Administrative Agent believes, in its Permitted Discretion, such component or calculation to be incorrect (any such redetermination made in its Permitted Discretion and absent manifest error shall be conclusive and binding on the Canadian Borrowers) and provided that the Administrative Agent gives the Canadian Borrowers contemporaneous notice of such redetermination, and (ii) immediate adjustment as a result of (A) the establishment or release of Borrowing Base Reserves, (B) reduction in advance rates provided for herein, and
(C) subject to the three (3) day period set forth above, changes in eligibility criteria or standards imposed by the Administrative Agent. The Canadian Borrowing Base as of the Effective Date is zero and shall remain zero until the Administrative Agent has received the initial appraisals and field exams with respect to the Canadian Borrower's Inventory and Accounts and has confirmed in writing to the Company that the advance rates set forth above, and the other elements used in computing the Canadian Borrowing Base are acceptable or shall be reduced in accordance with such confirmation.

     "CANADIAN BORROWING BASE CERTIFICATE" means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative Canada, in substantially the form of EXHIBIT D or another form which is acceptable to the Administrative Agent in its sole discretion.

     "CANADIAN COLLATERAL AGENT" means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as collateral agent for the Canadian Lenders, and its successors and assigns in such capacity.

     "CANADIAN COMMITMENT" means, with respect to each Canadian Lender, the sum of such Canadian Lender's Canadian Revolving Commitment, together with the commitment of such Canadian Lender to acquire participations in Canadian Protective Advances hereunder. The initial amount of each Canadian Lender's Canadian Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Canadian Lender shall have assumed its Canadian Commitment, as applicable.

     "CANADIAN CONTROLLED DISBURSEMENT ACCOUNT" means the accounts of any of the Canadian Borrowers (and any replacements therefor) maintained with the Canadian Administrative Agent as a zero balance, cash management account pursuant to and under any agreement between any of the Canadian Borrowers and the Canadian Administrative Agent, as modified and amended from time to time, and through which all disbursements of the Canadian Borrowers, any Loan Party and any designated Subsidiary of any Canadian Borrower are made and settled on a daily basis with no uninvested balance remaining overnight.

     "CANADIAN CREDIT EXPOSURE" means, as to any Canadian Lender at any time, the sum of (a) such Canadian Lender's Canadian Revolving Exposure at such time, plus (b) an amount equal to its Applicable Percentage, if any, of the aggregate principal amount of Canadian Protective Advances outstanding at such time.

     "CANADIAN EMPLOYEE FUNDING LIABILITY RESERVE" means all such amounts which, under the provisions of any Plan, agreement relating thereto or applicable law,
(i) are required to be paid as contributions to a Plan by any Canadian Loan Party and (ii) have not been made when and at such times as required pursuant to the terms of any such Plan, agreement relating thereto or applicable law including any and all fines, penalties and assessments relating thereto.

     "CANADIAN FUNDING ACCOUNT" has the meaning assigned to such term in
Section 4.1(h).

     "CANADIAN INVENTORY LIMIT" means the amount of the Inventory Limit which the Borrower Representative Canada designates as the "Canadian Inventory Limit" on the Canadian Borrowing Base Certificate from which the Canadian Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit in effect at any time ever exceed the Inventory Limit.

     "CANADIAN LENDER" means, as of any date of determination, a Lender with a Canadian Revolving Commitment or, if the Canadian Revolving Commitments have terminated or expired, a Lender with Canadian Revolving Exposure.

     "CANADIAN LOAN PARTIES" means, (a) the Canadian Borrowers, and (b) each of the Canadian Borrowers' Canadian Subsidiaries or any other Person which is formed or organized under the federal laws of Canada or under the laws of any province or territory in Canada and who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns.

     "CANADIAN LOANS" means the Canadian Revolving Loans, the Canadian Overadvances and the Canadian Protective Advances, collectively.

     "CANADIAN OVERADVANCE" has the meaning assigned to such term in Section 2.5(d).

     "CANADIAN PARTS INVENTORY LIMIT" shall mean the amount of the Parts Inventory Limit which the Borrower Representative Canada designates as the "Canadian Parts Inventory Limit" on the Canadian Borrowing Base Certificate from which the Canadian Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Parts Inventory Limit and the US Parts Inventory Limit in effect at any time ever exceed the Parts Inventory Limit.

     "CANADIAN PENSION PLAN" means any pension benefit plan within the meaning of the Employment Pension Plans Act (Alberta) in respect of which any Canadian Loan Party makes or has made contributions in respect of its employees.

     "CANADIAN PRIME RATE" means on any day, the annual rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the greater of: (a) the annual rate of interest announced from time to time by Chase Canada as its prime rate in effect at its principal office in Toronto, Ontario, Canada on such day being the reference rate used for determining interest rates on C$ denominated commercial loans to its customers in Canada; and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate in effect on such day, and
(ii) 1.0%.

     "CANADIAN PRIME RATE LOANS" means C$ Denominated Loans which bear interest at a rate based upon the Canadian Prime Rate.

     "CANADIAN PRIORITY CLAIMS RESERVE" means, as of the last day of each month, the aggregate amount of all claims against the Canadian Borrowers on such date, which if asserted could have priority over the Canadian Secured Obligations pursuant to applicable Canadian federal, provincial or territorial laws and shall include, without limitation, claims with respect to accrued salaries and wages, accrued vacation payable, Revenue Canada employment taxes, goods and services taxes, and provincial sales taxes.

     "CANADIAN PROTECTIVE ADVANCE" has the meaning assigned to such term in
Section 2.4(b).

     "CANADIAN REVOLVING COMMITMENT" means, with respect to each Canadian Lender, the commitment, if any, of such Canadian Lender to make Canadian Revolving Loans and to acquire participations in Canadian Overadvances hereunder, expressed as an amount representing the maximum possible aggregate amount of such Canadian Lender's Canadian Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.9, (b) reduced or increased from time to time pursuant to assignments by or to such Canadian Lender pursuant to Section 9.4, and (c) increased from time to time pursuant to Section 2.24. The initial amount of each Canadian Lender's Canadian Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Canadian Lender shall have assumed its Canadian Revolving Commitment, as applicable. The initial aggregate amount of the Canadian Lenders' Canadian Revolving Commitments is $25,000,000.

     "CANADIAN REVOLVING EXPOSURE" means, with respect to any Canadian Lender at any time, the sum of (a) the outstanding principal amount of such Canadian Lender's Canadian Revolving Loans at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Canadian Overadvances outstanding at such time.

     "CANADIAN REVOLVING LOAN" means a Loan to the Canadian Borrowers made pursuant to Section 2.1 in either Dollars or C$.

     "CANADIAN SECURED OBLIGATIONS" means (a) all Obligations owing by the Canadian Loan Parties, (b) all Banking Services Obligations owing by the Canadian Loan Parties and (c) Swap Obligations owing by the Canadian Loan Parties to one or more Canadian Lenders or their respective Affiliates; provided that at or prior to the time that any transaction relating to a Swap Obligation is executed, the Canadian Lender party thereto (other than Chase Canada) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Canadian Secured Obligation entitled to the benefits of the Collateral Documents.

     "CANADIAN SECURITY AGREEMENT" means any pledge or security agreement entered into after the date of this Agreement, in form and substance acceptable to the Administrative Agent, by any Canadian Loan Party (as required by this Agreement or any other Loan Document) in favor of the Canadian Administrative Agent for the ratable benefit of the Canadian Lenders and the Other Secured Parties to secure the Canadian Secured Obligations, as the same may be amended, restated or otherwise modified from time to time.

     "CANADIAN SETTLEMENT DATE" means the date, weekly, and more frequently, at the discretion of the Canadian Administrative Agent, upon the occurrence of an Event of Default or a continuing decline or increase of the Canadian Revolving Loans, that the Canadian Administrative Agent and the Canadian Lenders shall settle amongst themselves so that (a) the Canadian Administrative Agent shall not have, as the agent for the Canadian Lenders, any money at risk, and (b) on such Canadian Settlement Date the Canadian Lenders shall have their Applicable Percentage of the Aggregate Canadian Revolving Exposure; provided, that, each Canadian Settlement Date for a Canadian Lender shall be a Business Day on which such Canadian Lender and its bank are open for business, as applicable; provided, further, each Canadian Lender shall have at least one Business Day's notice of a Canadian Settlement Date and the amount owed by such Canadian Lender on that date.

     "CANADIAN SUBSIDIARY" means any Subsidiary of any Borrower that is formed or organized under the federal laws of Canada or under the laws of any province or territory thereof.

     "CAPITAL EXPENDITURES" means, with respect to any Person, without duplication, any expenditure or commitment to expend money by such Person for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP.

     "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "CDOR RATE" means on any date, the annual rate of interest which is the rate based on an average rate applicable to bankers' acceptances for a term of 30 days appearing on the "Reuters Screen CDOR Page" (as defined in the International Swaps and Derivatives Association, Inc. definitions, as modified and amended from time to time) at approximately 10:00 a.m. (Toronto, Ontario Canada time), on such date, or if such date is not a Business Day, then on the immediately preceding Business Day, provided, that, if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the rate for the term referred to above applicable to bankers' acceptances quoted by Chase Canada as of 10:00 a.m. (Toronto, Ontario, Canada time) on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

     "CERTIFICATE OF EFFECTIVENESS" means a Certificate of Effectiveness in the form of EXHIBIT J attached hereto to be executed by the Borrowers and the Administrative Agent upon the satisfaction (or waiver in accordance with Section 9.2) of each of the conditions precedent contained in Section 4.1 hereof.

     "CHANGE IN CONTROL" means (a) (i) prior to the completion of a Qualified Public Offering, Ansary Related Parties shall cease to own, free and clear of all Liens or other encumbrances, Equity Interests in the Company possessing at least 50.01% of the total voting power of the Equity Interest in the Company entitled to vote on a fully diluted basis and (ii) after the completion of a Qualified Public Offering, any Unrelated Person or Unrelated Persons, acting together, which would constitute a Group together with Affiliates and Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (1) Beneficially Own more than 35% of the aggregate voting power of the Equity Interest in the Company entitled to vote on a fully diluted basis and such percentage owned is greater than the percentage of the aggregate voting power of the Equity Interest in the Company entitled to vote on a fully diluted basis then owned by Ansary Related Parties, or (2) succeed in having a sufficient number of its or their nominees elected to the board of directors/managers of the Company such that such nominees, when added to any existing director remaining on such governing body of the Company after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the governing body of the Company; (b) the Company shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to a Loan Document), (I) 100% of the outstanding Equity Interests in each Loan Party (other than the Company and the NewCo which is acquired or created as part of the consummation of the Project Caviar Acquisition) and (II) 75% of the outstanding Equity Interests in the NewCo which is acquired or created as part of the consummation of the Project Caviar Acquisition, in each case on a fully diluted basis; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors/managers of the Company by Persons who were neither (i) nominated by the board of directors/managers of the Company nor (ii) appointed by directors/managers so nominated; (d) the acquisition of direct or indirect Control of any Loan Party by any Person or group other than Ansary Related Parties; or (e) so long as any of the Senior Notes are outstanding, any "Change of Control", "Fundamental Change" or other similar term described in the Senior Notes Indenture. As used herein (1) "BENEFICIALLY OWN" means "beneficially own" as defined in Rule 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; (2) "GROUP" means a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended;
(3) "UNRELATED PERSON" means at any time any Person other than Ansary Related Parties and the Company; and (4) "RELATED PERSON" of any Person means any other Person owning (A) 10% or more of the outstanding Equity Interests of such Person or (B) 10% or more of the voting power of the Equity Interest in such Person entitled to vote on a fully diluted basis.

     "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "CHASE" means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

     "CHASE CANADA" means JPMorgan Chase Bank, N.A., Toronto Branch, in its individual capacity and not as the Canadian Administrative Agent or Canadian Collateral Agent.

     "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are US Revolving Loans, Canadian Revolving Loans, Swingline Loans, US Protective Advances, Canadian Protective Advances, US Overadvances or Canadian Overadvances.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COLLATERAL" means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of either the US Collateral Agent or the Canadian Collateral Agent, on behalf of the Agents, the Lenders, the Export-Related Lender and the Other Secured Parties to secure all or a portion of the Secured Obligations, as applicable.

     "CO-DOCUMENTATION AGENT" means Wachovia Bank, National Association, in its capacity as co-documentation agent for the Lenders hereunder, any other Lender named co-documentation agent by the Administrative Agent after the date hereof, and their successors and assigns in such capacity.

     "COLLATERAL ACCESS AGREEMENT" has the meaning assigned to such term in the Security Agreements.

     "COLLATERAL DOCUMENTS" means, collectively, the Security Agreements, the Mortgages and any other documents granting a Lien upon the Collateral as security for payment of the Secured Obligations.

     "COLLECTION ACCOUNTS" has the meaning assigned to such term in the Security Agreements.

     "COMMITMENT" means any US Commitment or Canadian Commitment and "COMMITMENTS" means all such Commitments collectively.

     "COMMITMENT FEE RATE" means the percentage set forth under the heading "COMMITMENT FEE RATE" in the definition of Applicable Rate.

     "COMMITMENT INCREASE AGREEMENT" means a Commitment Increase Agreement entered into by a Lender in accordance with Section 2.24 and accepted by the Administrative Agent or the Canadian Administrative Agent, as applicable, in the form of EXHIBIT G, or any other form approved by the Administrative Agent or the Canadian Administrative Agent, as applicable.

     "COMMITMENT INCREASE NOTICE" has the meaning assigned to such term in
Section 2.24 hereof.

     "COMMITMENT RESERVES" means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to establish with respect to the maximum amount available for borrowing under the Revolving Commitments. Such Commitment Reserves include, without limitation, reserves for accrued and unpaid interest on the Obligations, reserves for Swap Obligations, the Special Vendor Payable Reserve, the Rent Reserve, reserves for other charges at consignee, warehouse and bailee locations, reserves for customs and shipping charges for inventory in transit and reserves for taxes, fees, assessments, and other governmental charges, and the Canadian Employee Funding Liability Reserve; provided, that Commitment Reserves shall not include any reserves specifically described under the definition of "Borrowing Base Reserves".

     "COMMITMENT SCHEDULE" means the Schedule attached hereto identified as such.

     "COMPANY" has the meaning assigned to such term in the initial paragraph hereof.

     "CONTRACT PERIOD" means the term of a B/A and related B/A Loan selected by the Canadian Borrowers in accordance with Section 2.8 or Section 2.14 commencing on the date of the Borrowing or such B/A Loan or any rollover date, as applicable, of such B/A (which shall be a Business Day) and expiring on a Business Day which shall be either one month, two months, three months, or with the consent of the Canadian Lenders, six months later; provided, that, no Contract Period shall extend beyond the Maturity Date. Notwithstanding the foregoing, whenever the last day of any Contract Period would otherwise occur on a day which is not a Business Day, the last day of such Contract Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing the Acceptance Fee in respect of the relevant B/A.

     "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

     "CREDIT EXPOSURE" means, at any time, the sum of the US Credit Exposure and the Canadian Credit Exposure.

     "CURRENT FINANCIALS" means, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Administrative Agent pursuant to Section 5.1(a), Section 5.1(b) and Section 5.1(c).

     "DATED ASSETS" has the meaning assigned to such term in Section 2.23(e) hereof.

     "DATED LIABILITIES" has the meaning assigned to such term in Section 2.23(e) hereof.

     "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "DETROIT DIESEL" means Detroit Diesel Corporation, MTU Detroit Diesel, Inc., MTU Friedrichshafen GmbH, MTU DDC International GmbH, DDC MTU Americas Company L.L.C., DaimlerChrysler AG, DaimlerChrysler Off-Highway Holding GmbH and their Affiliates.

     "DEUTZ" means Deutz Corporation and its Affiliates.

     "DILUTION FACTORS" means, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Borrowers.

     "DILUTION RATIO" means, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the twelve (12) most recently ended fiscal months divided by (b) total gross sales for the twelve (12) most recently ended fiscal months.

     "DILUTION RESERVE" means, at any date, the applicable Dilution Ratio multiplied by the Eligible Accounts on such date.

     "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.6.

     "DISCOUNT PROCEEDS" means for any B/A, an amount (rounded to the nearest whole C$ cent, and with one-half of one C$ cent being rounded upwards) calculated on the applicable date of the Borrowing of which such B/A is a part or any rollover date for such Borrowing by multiplying: (a) the face amount of the B/A; by (b) the quotient of one divided by the sum of one plus the product of: (1) the Discount Rate (expressed as a decimal) applicable to such B/A, and
(2) a fraction, the numerator of which is the Contract Period of the B/A and the denominator of which is 365 (or 366 in a leap year), with the such quotient being rounded up or down to the fifth decimal place, and .000005 being rounded up.

     "DISCOUNT RATE" means, with respect to a B/A for a particular Contract Period being purchased by a Lender on any day, (a) for any lender which is a
Schedule I chartered bank under the Bank Act (Canada), the CDOR Rate on such day for such Contract Period; and (b) for any other lender, the lesser of (i) the CDOR Rate on such day for such Contract Period, plus 0.10%, and (ii) the percentage discount rate quoted by such Lender as the percentage discount rate at which such Lender would, in accordance with its normal practices, at or about 10:00 a.m., Toronto, Ontario Canada time, on such date, be prepared to purchase bankers' acceptances having a face amount and term comparable to the face amount and term of such B/A.

     "DOCUMENT" has the meaning assigned to such term in the US Security Agreement.

     "DOLLAR DENOMINATED LOANS" means US Revolving Loans and any Canadian Revolving Loans which are denominated in Dollars.

     "DOLLAR EQUIVALENT" means, on any date of determination, with respect to any amount expressed in C$, the amount of Dollars that may be purchased with such amount of C$ at the Spot Exchange Rate on such date.

     "DOLLARS" or "$" (without further designation) refers to lawful money of the United States of America.

     "EBITDA" means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period net of tax refunds, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) any other non-cash charges for such period and (vi) fees and expenses incurred in connection with a Permitted Acquisition or a Specified Acquisition and payable to unrelated third parties during such period; provided that the aggregate amount of such fees and expenses added to EBITDA for all periods pursuant to this clause (vii) shall not exceed $7,500,000, minus (b) without duplication and to the extent included in Net Income, any extraordinary gains and any non-cash items of income for such period, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP but excluding from such calculation any results of operations of each Excluded Subsidiary. For purposes of determining EBITDA for any period, if the Borrowers make one or more Permitted Acquisitions during such period for aggregate consideration in excess of $15,000,000 or make one or more Specified Acquisitions, EBITDA will be determined on a pro forma basis (determined in a manner acceptable to the Administrative Agent in its Permitted Discretion) giving effect to such Permitted Acquisition(s) and/or such Specified Acquisition(s) as if it/they had occurred on the first day of such period.

     "EFFECTIVE DATE" means the date on which the conditions specified in
Section 4.1 are satisfied (or waived in accordance with Section 9.2).

     "ELIGIBLE ACCOUNTS" means, at any time, the Accounts of the Borrowers which the Administrative Agent determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent's discretion provided herein, Eligible Accounts shall not include any Account:

     (a) which is not subject to a first priority perfected security interest in favor of the US Collateral Agent or the Canadian Collateral Agent, as applicable (subject to Permitted Senior Encumbrances);

     (b) which is subject to any Lien other than (i) a Lien in favor of the US Collateral Agent or the Canadian Collateral Agent, as applicable, and (ii) Permitted Senior Encumbrances and other Permitted Encumbrances which other Permitted Encumbrances do not have priority over the Lien in favor of the US Collateral Agent or the Canadian Collateral Agent, as applicable;

     (c) which is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date, or which has been written off the books of a Borrower or otherwise designated as uncollectible;

     (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are otherwise ineligible hereunder;

     (e) which is owing by an Account Debtor other than any Account Debtor whose securities are rated BBB or better by S&P or Baa3 or better by Moody's to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to the Borrowers exceeds 15% of the aggregate Eligible Accounts (to the extent of such excess);

     (f) with respect to which any covenant, representation, or warranty contained in this Agreement or in the Security Agreement has been breached or is not true;

     (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon a Borrower's completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest;

     (h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by a Borrower or if such Account was invoiced more than once (except to the extent such invoice was not redated as of a date later than the original invoice date and such account is not otherwise compromised);

     (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;

     (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) has had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up, or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) has admitted in writing its inability, or is generally unable, to pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business;

     (k) which is owed by any Account Debtor which has sold all or a substantially all of its assets;

     (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office in the U.S. or Canada or (ii) is not organized under applicable law of the U.S., any state of the U.S., Canada, or any province of Canada unless, in either case, such Account is either (1) backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the US Collateral Agent or the Canadian Collateral Agent (as applicable), or (2) for such Accounts in an aggregate amount up to $12,500,000 (or such greater amount as may be determined from time to time by the Administrative Agent in its sole and absolute discretion), backed by credit insurance on terms and issued by a provider acceptable to the Administrative Agent;

     (m) which is owed in any currency other than (i) with respect to US Borrowers, Dollars, and (ii) with respect to Canadian Borrowers, Dollars or C$;

     (n) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. or Canada unless such Account is backed by a letter of credit acceptable to the Administrative Agent and which is in the possession of the US Collateral Agent or the Canadian Collateral Agent (as applicable), or (ii) the government of the U.S. or Canada, or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727 et seq. and 41 U.S.C. Section 15 et seq.), or the Financial Administration Act (Canada) or similar provincial or territorial legislation or municipal ordinance of similar purpose, and any other steps necessary to perfect the Lien of the US Collateral Agent or Canadian Collateral Agent (as applicable) in such Account have been complied with to the US Collateral Agent's or Canadian Collateral Agent's (as applicable) satisfaction;

     (o) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;

     (p) which, for any Account Debtor, exceeds a credit limit determined by the Administrative Agent, to the extent of such excess;

     (q) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but, subject to clause (y) of this definition, only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;

     (r) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;

     (s) which is evidenced by any promissory note, chattel paper, or instrument, except for Accounts arising out of the rental of equipment in the ordinary course of business and which are evidenced by chattel paper;

     (t) which is owed by an Account Debtor located in any jurisdiction which requires filing of a "NOTICE OF BUSINESS ACTIVITIES REPORT" or other similar report in order to permit a Borrower to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower has filed such report or qualified to do business in such jurisdiction;

     (u) with respect to which any Borrower has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrower created a new receivable for the unpaid portion of such Account;

     (v) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether federal, state, provincial or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;

     (w) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than the Borrowers have or have had an ownership interest in such goods, or which indicates any party other than a Borrower as payee or remittance party;

     (x) which the Administrative Agent determines in its Permitted Discretion may not be paid by reason of the Account Debtor's inability to pay or which the Administrative Agent otherwise determines in its Permitted Discretion is unacceptable for any reason whatsoever;

     (y) which is owed by any vendor or supplier to any Loan Party; or

     (z) which is an Export-Related Accounts Receivable.

     In the event that an Account which was previously an Eligible Account ceases to be an Eligible Account hereunder, the Borrowers or a Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission of the next US Borrowing Base Certificate, Export-Related Borrowing Base Certificate or Canadian Borrowing Base Certificate (as applicable). In determining the amount of an Eligible Account (which shall be the Dollar Equivalent at such time of any amount denominated in C$), the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrowers may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrowers to reduce the amount of such Account. Standards of eligibility may be changed from time to time solely by the Administrative Agent in the exercise of its Permitted Discretion, with any such changes which are more restrictive to be effective three (3) days after delivery of notice thereof to the Borrowers and the Lenders.

     "ELIGIBLE EQUIPMENT" means the equipment owned by a US Borrower and meeting each of the following requirements:

     (a) such Borrower has good title to such equipment;

     (b) such Borrower has the right to subject such equipment to a Lien in favor of the US Collateral Agent; such equipment is subject to a first priority perfected Lien in favor of the US Collateral Agent subject to Permitted Senior Encumbrances and is free and clear of all other Liens of any nature whatsoever (except for Permitted Senior Encumbrances and other Permitted

Encumbrances which other Permitted Encumbrances do not have priority over the Lien in favor of the US Collateral Agent);

     (c) the full purchase price for such equipment has been paid by such Borrower;

     (d) such equipment is located on premises (i) owned by a US Borrower, which premises are subject to a first priority perfected Lien in favor of the US Collateral Agent, or (ii) leased by such Borrower where (x) the lessor has delivered to the US Collateral Agent a Collateral Access Agreement or (y) a Rent Reserve with respect to such facility has been established by the Administrative Agent in its Permitted Discretion;

     (e) such equipment is in good working order and condition (ordinary wear and tear excepted) and is used or held for use by such Borrower in the ordinary course of business of such Borrower;

     (f) such equipment is not subject to any agreement which restricts the ability of such Borrower to use, sell, transport or dispose of such equipment or which restricts the US Collateral Agent's ability to take possession of, sell or otherwise dispose of such equipment;

     (g) such equipment does not constitute "fixtures" under the applicable laws of the jurisdiction in which such equipment is located; and

     (h) with respect to which any covenant, representation, or warranty contained in this Agreement or any Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority.

     "ELIGIBLE INVENTORY" means, at any time, the Inventory of the Borrowers which the Administrative Agent determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Administrative Agent's discretion provided herein, Eligible Inventory shall not include any
Inventory:

     (a) which is not subject to a first priority perfected Lien in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable) subject in each case to Permitted Senior Encumbrances;

     (b) which is subject to any Lien other than (i) a Lien in favor of the US Collateral Agent or the Canadian Collateral Agent and (ii) Permitted Senior Encumbrances and other Permitted Encumbrances which other Permitted Encumbrances do not have priority over the Lien in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable);

     (c) which is, in the Administrative Agent's opinion, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity;

     (d) with respect to which any covenant, representation, or warranty contained in this Agreement or any Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority;

     (e) in which any Person other than a Borrower shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;

     (f) which is not finished goods or which constitutes work-in-process (other than work-in-process inventory expressly included in the definition of the term US Borrowing Base or Canadian Borrowing Base, as applicable), raw materials, inactive, spare or, except as expressly included in the definition of the term US Borrowing Base or Canadian Borrowing Base (as applicable), replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business;

     (g) which is not located in the U.S. or in Canada or which is in transit with a common carrier from vendors and suppliers;

     (h) which is located in any location leased by a Borrower unless (i) the lessor has delivered to the US Collateral Agent or the Canadian Collateral Agent (as applicable) a Collateral Access Agreement or (ii) a Rent Reserve with respect to such facility has been established by the Administrative Agent in its Permitted Discretion;

     (i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless (i) such warehouseman or bailee has delivered to the US Collateral Agent or the Canadian Collateral Agent (as applicable) a Collateral Access Agreement and such other documentation as the US Collateral Agent or the Canadian Collateral Agent (as applicable) may require or (ii) an appropriate Reserve has been established by the Administrative Agent in its Permitted Discretion;

     (j) which is being processed offsite at a third party location or outside processor, or is in-transit to or from said third party location or outside processor;

     (k) which is a discontinued product or component thereof;

     (l) which is the subject of a consignment by a Borrower as consignor;

     (m) which is perishable;

     (n) which contains or bears any intellectual property rights licensed to a Borrower unless the US Collateral Agent or the Canadian Collateral Agent (as applicable) is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement;

     (o) which is not reflected in a current perpetual inventory report of the Borrowers;

     (p) with respect to Inventory consisting of rental equipment or rolling stock, which (x) is not in good working order and condition (ordinary wear and tear excepted), or (y) is subject to any agreement (other than a short term rental agreement entered into in the ordinary course of the Borrowers' business) which restricts the ability of the Borrowers to use, sell, transport or dispose of such equipment or which restricts the US Collateral Agent's or the Canadian Collateral Agent's (as applicable) ability to take possession of, sell or otherwise dispose of such equipment;

     (q) which is subject to repossession under the Bankruptcy and Insolvency Act (Canada) except to the extent that the applicable vendor has entered into an agreement with the Canadian Collateral Agent waiving its right to repossession, which agreement shall be acceptable to the Administrative Agent;

     (r) which the Administrative Agent otherwise determines in its Permitted Discretion is unacceptable for any reason whatsoever; or

     (s) which is Export-Related Inventory.

     In the event that Inventory which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, the Borrowers or a Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission of the next US Borrowing Base Certificate, Export-Related Borrowing Base Certificate or Canadian Borrowing Base Certificate. Standards of eligibility may change from time to time solely by the Administrative Agent in the exercise of its Permitted Discretion, with any such changes which are more restrictive to be effective three (3) days after delivery of notice thereof to a Borrower Representative and the Lenders.

     "ELIGIBLE MORTGAGED REAL PROPERTY" means the Real Property owned by a US Borrower described on Schedule 1.1 for which each of the following statements is accurate and complete (and each US Borrower by including such Real Property in the Fixed Asset Component of the US Borrowing Base shall be deemed to represent and warrant to the Agents, the Issuing Bank and each Lender the accuracy and completeness of such statements):

     (a) such US Borrower holds good and marketable title to the Real Property;

     (b) the Real Property is subject to a first priority perfected security interest in favor of the US Collateral Agent (subject to Permitted Senior Encumbrances) securing the Secured Obligations; and

     (c) the Real Property is not subject to any Lien, except for Permitted Encumbrances and Liens in favor of the US Collateral Agent securing the Secured Obligations.

     "ENGINEERED PRODUCTS DIVISION" means the operating divisions of the Borrowers engaged in the design, manufacturing, service and sale of equipment for coiled tubing, acidizing, fracturing, pumping (including nitrogen pumping equipment), railcar movers, seismic equipment systems, silicon controlled rectifiers and switchgear equipment.

     "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "EPD PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated as of September 27, 2005 by and among Stewart & Stevenson Services, Inc., Stewart & Stevenson Petroleum Services, Inc., Stewart & Stevenson International, Inc., Sierra Detroit Diesel Allison, Inc., and S&S Trust and Hushang Ansary, as assigned to the Company and SSPP by that certain Assignment and Assumption Agreement dated as of January 25, 2006, among Hushang Ansary, the Company and SSPP pursuant to which Hushang Ansary assigned his rights thereunder to the Company and SSPP.

     "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "EVENT OF DEFAULT" has the meaning assigned to such term in Article VII.

     "EXCLUDED SUBSIDIARY" means any Subsidiary of the Company which is not a Loan Party. The Excluded Subsidiaries on the date hereof are Stewart & Stevenson Truck Holdings LLC, Stewart & Stevenson de Venezuela, S.A., Transmissiones y Embragues, S.A., Stewart & Stevenson de las Americas Colombia Ltda., Rio Grande Services, S de R.L. de C.V. and Stewart & Stevenson Hong Kong Limited.

     "EXCLUDED TAXES" means, with respect to any Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on or measured by net income of, or franchise taxes imposed on, any Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers by the United States of America, or by any jurisdiction under the laws of which such recipient is organized or in which its principal office is located, is subject to such taxation as a result of doing business other than by reason of having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or another Loan Documents or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such recipient is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.20(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure or inability to comply with Section 2.18(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.18(a). Notwithstanding the foregoing, "EXCLUDED TAXES" shall not include withholding taxes attributable to any amount payable by a US Loan Party pursuant to the Guarantee, a Security Agreement or any other Loan Document in respect of the Obligations of a Canadian Loan Party.

     "EX-IM BANK" means The Export-Import Bank of the United States and its successors and assigns.

     "EXISTING BORROWERS" has the meaning given such term in the recitals hereto.

     "EXISTING CREDIT AGREEMENT" has the meaning given such term in the recitals hereto.

     "EXPORT-RELATED ACCOUNTS RECEIVABLE" has the meaning assigned to such term in the US Security Agreement.

     "EXPORT-RELATED BORROWING BASE" has the meaning given to such term in the Export-Related Loan Agreement.

     "EXPORT-RELATED BORROWING BASE CERTIFICATE" means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative US, in form and substance acceptable to the Administrative Agent in its Permitted Discretion.

     "EXPORT-RELATED COLLECTION ACCOUNT" has the meaning assigned to such term in the US Security Agreement.

     "EXPORT-RELATED FINANCING DOCUMENTS" shall mean the "Financing Documents" as defined in the Export-Related Loan Agreement, each to be in form and substance satisfactory to Administrative Agent in its Permitted Discretion.

     "EXPORT-RELATED GENERAL INTANGIBLES" has the meaning assigned to such term in the US Security Agreement.

     "EXPORT-RELATED INVENTORY" has the meaning assigned to such term in the US Security Agreement.

     "EXPORT-RELATED LENDER" means JPMorgan Chase Bank, N.A. as the lender under the Export-Related Loan Agreement, and its successors and assigns in such capacity.

     "EXPORT-RELATED LOAN AGREEMENT" means a Fast Track Export Loan Agreement to be entered into after the date hereof by and among the US Borrowers and the Export-Related Lender, in form and substance satisfactory to Administrative Agent in its Permitted Discretion.

     "EXPORT-RELATED OBLIGATIONS" shall mean all "Borrowers' Obligations" as defined in the Export-Related Loan Agreement.

     "EXPORT-RELATED PRIORITY COLLATERAL" means the Export-Related Accounts Receivable, the Export-Related General Intangibles and the Export-Related Inventory and Proceeds of the same.

     "EXPORT-RELATED RESERVE" means a Borrowing Base Reserve which, at any time, shall be in an amount equal to ten percent (10%) of the Export-Related Obligations then outstanding.

     "FEE LETTER" means one or more letter agreements regarding fees, executed by Chase and/or certain of its Affiliates and accepted and agreed to by the Company as the same have been or may hereafter be amended from time to time.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "FINANCIAL ACCOMMODATION" has the meaning assigned to such term in Section 6.14.

     "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower. Unless otherwise specified, all references to a Financial Officer herein means a Financial Officer of all Borrowers.

     "FIXED ASSET COLLATERAL" means Collateral owned by a US Borrower constituting Eligible Real Estate described in Schedule 1.1, together with any fixtures thereon, and Eligible Equipment.

     "FIXED ASSET COMPONENT" means $25,000,000; provided that the Fixed Asset Component shall be reduced by (a) the Monthly Fixed Asset Amortization Amount on the first day of each month commencing with February 1, 2007 and continuing on the first day of each month thereafter throughout the term of this Agreement and
(b) the percentage of the appraised value (as of the Effective Date) of any Fixed Asset Collateral which (i) is the subject of a casualty event (including, without limitation, damage, destruction or condemnation) or a Permitted Fixed Asset Disposition, or (ii) is no longer Eligible Equipment or Eligible Mortgaged Real Property (as applicable) less in each case the portion of such amount that has already been reduced from the Fixed Asset Component as a result of prior Monthly Fixed Asset Amortization Amount reductions, in each case such amounts being determined by the Administrative Agent in its sole discretion. Following the Effective Date and upon receipt of an updated appraisal of the US Borrowers Eligible Mortgaged Real Property pursuant to Section 4.1, if 75% of the Appraised Value of such Eligible Mortgaged Real Property is less than $25,000,000, then the Fixed Asset Component shall be immediately reduced by the amount of such difference; provided that any such reduction shall result in an immediate recalculation and reduction of the Monthly Fixed Asset Amortization Amount to an amount equal to .0119 times 75% of the Appraised Value of such Eligible Mortgaged Real Property.

     "FIXED CHARGES" means, with reference to any period, without duplication, cash Interest Expense (including the interest component of Capital Lease Obligations), plus scheduled principal payments on Indebtedness made during such period (including the principal component of Capital Lease Obligations but which shall exclude mandatory prepayments made pursuant to Section 2.11(d)), plus dividends or distributions paid in cash during such period (other than dividends or distributions paid from a Borrower or Subsidiary of a Borrower to a Borrower), all calculated for the Borrowers and their Subsidiaries on a consolidated basis.

     "FIXED CHARGE COVERAGE RATIO" means, with reference to any period, the ratio of the following calculated for such period: (a) EBITDA minus Non-Financed Capital Expenditures minus income tax expenses paid in cash to (b) Fixed Charges, all calculated for the Borrowers and their Subsidiaries other than any Excluded Subsidiary on a consolidated basis in accordance with GAAP.

     "FOREIGN LENDER" means, in respect of a Borrower, any Agent, any Lender or the Issuing Bank or other recipient of any payment hereunder by or on account of such Borrower that is organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, (a) the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction and (b) Canada and each province and territory thereof shall be deemed to constitute a single jurisdiction.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "GOVERNMENTAL AUTHORITY" means the government of the United States of America or Canada, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

     "GUARANTEED OBLIGATIONS" has the meaning assigned to such term in Section 10.1.

     "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes, petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "HYSTER" means the Hyster Company, Hyster Credit Company and their Affiliates.

     "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business and not more than 90 days overdue), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all reimbursement or similar obligations including interest thereon, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all reimbursement or similar obligations including interest thereon, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) obligations under any liquidated earn-out and (l) any other Off-Balance Sheet Liability. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

     "INTEREST ELECTION REQUEST" means a request by a Borrower Representative to convert or continue a Borrowing in accordance with Section 2.7.

     "INTEREST EXPENSE" means, with reference to any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Borrowers and their Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrowers and their Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Borrowers and their Subsidiaries for such period in accordance with GAAP.

     "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan (other than a Swingline Loan) and any Canadian Prime Rate Loan, the first day of each calendar month in arrears in respect of the previous calendar month and the Maturity Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and the Maturity Date, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date.

     "INTEREST PERIOD" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as a Borrower Representative may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "INVENTORY" has the meaning assigned to such term in the Security
Agreements.

     "INVENTORY ADVANCE PERCENTAGE" means, with respect to a particular category of the Borrowers' Eligible Inventory, the percentage calculated by dividing (a) 85% (or, in the case of the US Borrowers' Eligible Inventory consisting of rental equipment (other than rolling stock), 90%) of the Net Orderly Liquidation Value of such Inventory as determined pursuant to the most recent Inventory appraisal conducted by the Administrative Agent pursuant to Section 5.12 hereof by (b) the book value of such Inventory as of such appraisal date.

     "INVENTORY LIMIT" shall mean $150,000,000 (subject to an upward adjustment on a dollar for dollar basis not to exceed $200,000,000 upon any increase in the Revolving Commitments pursuant to Section 2.24 hereof).

     "ISSUING BANK" means Chase, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.6(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "JOINDER AGREEMENT" has the meaning assigned to such term in Section 5.14.

     "LC DISBURSEMENT" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

     "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the US Borrowers at such time. The LC Exposure of any US Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "LC COLLATERAL ACCOUNT" has the meaning assigned to such term in Section 2.6(j).

     "LC SHORTFALL AMOUNT" means an amount equal to the difference of (x) the amount of LC Exposure at such time, less (y) the amount on deposit in the LC Collateral Account at such time which is free and clear of all rights and claims of third parties.

     "LENDER PRIORITY COLLATERAL" means all US Borrowers' Collateral other than the Export-Related Priority Collateral.

     "LENDER UPDATE" means the Lender Update dated January 2007 relating to the Borrowers, the Specified Acquisitions and the Transactions.

     "LENDERS" means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term "LENDERS" includes the Swingline Lender, but does not include the Export-Related Lender.

     "LETTER OF CREDIT" means any letter of credit issued pursuant to the Existing Credit Agreement or this Agreement.

     "LEVERAGE RATIO" means, on any date, the ratio of (a) Total Indebtedness on such date to (b) EBITDA for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date).

     "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "LOAN DOCUMENTS" means this Agreement, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents and all other agreements, instruments, documents and certificates identified in
Section 4.1 executed and delivered to, or in favor of, any Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to any Agent or any Lender in connection with this Agreement or the transactions contemplated thereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this

Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

     "LOAN GUARANTOR" means each Loan Party (other than the Borrowers).

     "LOAN GUARANTY" means Article X of this Agreement.

     "LOAN PARTIES" means the US Loan Parties and the Canadian Loan Parties.

     "LOANS" means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans, Overadvances and Protective Advances.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Loan Parties taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, or the US Collateral Agent's or the Canadian Collateral Agent's (as applicable) Liens (on behalf of itself, the other Agents, the Lenders, the Export-Related Lender and the Other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Agents, the Issuing Bank, the Lenders or the Export-Related Lender thereunder.

     "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans, the B/As and Letters of Credit), obligations in respect of the Export-Related Loan Agreement or obligations in respect of one or more Swap Agreements, of any one or more of the Borrowers and their Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "obligations" of any Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

     "MATURITY DATE" means February 13, 2012 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

     "MAXIMUM LIABILITY" has the meaning assigned to such term in Section
10.11.

     "MONTHLY FIXED ASSET AMORTIZATION AMOUNT" means $297,619.05. The Administrative Agent, in its Permitted Discretion, reserves the right to decrease the initial Monthly Fixed Asset Amortization Amount following the Effective Date based on the appraisals delivered to the Administrative Agent after the Effective Date pursuant to Section 4.1; provided, that any such reduction shall be in connection with a corresponding reduction of the Fixed Asset Component.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGES" means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the US Collateral Agent or the Canadian Collateral Agent to secure the Canadian Secured Obligations or the US Secured Obligations (as applicable) on Real Property of a Loan Party, including any amendment, modification or supplement thereto.

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "NET INCOME" means, for any period, the consolidated net income (or loss) of the Borrowers and their Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of a Borrower or is merged into or consolidated with a Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of a Borrower) in which a Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by a Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of any Borrower (other than another Borrower or a Loan Guarantor) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

     "NET ORDERLY LIQUIDATION VALUE" means, with respect to Inventory, including, without limitation, Eligible Inventory consisting of rental equipment, of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Administrative Agent, net of all costs of liquidation thereof.

     "NET PROCEEDS" means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).

     "NEW LENDER" has the meaning assigned to such term in Section 2.24.

     "NEW LENDER AGREEMENT" means a New Lender Agreement entered into by a New Lender in accordance with Section 2.24 and accepted by the Administrative Agent in the form of EXHIBIT H, or any other form approved by the Administrative Agent.

     "NEWCO" or "NEWCOS" means one or more subsidiaries of one or more Borrowers established for the purpose of consummating one or both of the Specified Acquisitions.

     "NON-CONSENTING LENDER" has the meaning assigned to such term in Section 9.2(d).

     "NON-FINANCED CAPITAL EXPENDITURES" means Capital Expenditures made by any Loan Party which are not financed pursuant to the incurrence of Indebtedness, the issuance of Equity Interests or receipt of an equity contribution, a Capitalized Lease Obligation or a Loan.

     "NON-PAYING GUARANTOR" has the meaning assigned to such term in Section 10.12.

     "NON SSPP BORROWINGS" has the meaning assigned to such term in Section
6.14.

     "OBLIGATED PARTY" has the meaning assigned to such term in Section 10.3.

     "OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Loan Parties to the Lenders or to any Lender, the Agents, the Issuing Bank or any indemnified party arising under the Loan Documents.

     "OFF-BALANCE SHEET LIABILITY" of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called "synthetic lease" transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person (other than operating leases and Capital Lease Obligations).

     "OTHER SECURED PARTIES" means all of the Lenders and the Affiliates of the Lenders to whom Banking Service Obligations and/or Swap Obligations are owed.

     "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

     "OVERADVANCES" means collectively the US Overadvances and the Canadian Overadvances.

     "PARTICIPANT" has the meaning set forth in Section 9.4.

     "PARTICIPATION AGREEMENT" means a participation agreement entered into by a the Export-Related Lender and a US Lender, as a participant, in the form of EXHIBIT L or any other form approved by the Export-Related Lender and the applicable US Lender.

     "PARTS INVENTORY LIMIT" means $50,000,000.

     "PAYING GUARANTOR" has the meaning assigned to such term in Section 10.12.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "PERFECTION CERTIFICATE" means that certain Perfection Certificate dated January 25, 2006, executed by each Borrower and addressed to the US Collateral Agent.

     "PERFECTION CERTIFICATE UPDATE" means a Certificate from a Responsible Officer of the Borrowers in the form of EXHIBIT I hereto to be delivered to the US Collateral Agent and the Canadian Collateral Agent monthly pursuant to
Section 5.1(q) hereof and setting forth all changes that would be required to be made to the Perfection Certificates (as updated pursuant to any prior Perfection Certificate Updates) to cause the Perfection Certificates to be accurate and complete if reissued as of the last day of the month immediately preceding the month in which the Perfection Certificate is required to be delivered pursuant to Section 5.1(q) hereof.

     "PERMITTED ACQUISITION" means any Acquisition by any Loan Party in a transaction that satisfies each of the following requirements:

     (a) such Acquisition is not a hostile or contested acquisition;

     (b) the business acquired in connection with such Acquisition is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the date of this Agreement and any business activities that are substantially similar, related, or incidental thereto;

     (c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct in all material respects (except (i) any such representation or warranty which relates to a specified prior date and (ii) to the extent the Administrative Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty) and no Default or Event of Default exists, will exist, or would result therefrom;

     (d) as soon as available, but in any event adequately prior to such Acquisition in order to allow the Administrative Agent time to review the information provided to the Lenders under clause (ii) below, for Acquisitions with a purchase price greater than $5,000,000, the Borrowers shall provide, the Lenders (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent including pro forma financial statements, statements of cash flow, and Availability projections;

     (e) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the US Borrowing Base, the Export-Related Borrowing Base or the Canadian Borrowing Base, the Administrative Agent shall have conducted an audit and field examination of such Accounts and Inventory to its satisfaction, and all appropriate Lien filings and collateral documentation, including Collateral Access Agreements, have been duly completed, executed and delivered to the Administrative Agent;

     (f) the purchase price of any acquisition of a business not located in the United States or in a Person not organized in the United States or any State thereof shall not exceed (x) $10,000,000, and (y) for all such Acquisitions in any fiscal year of the Borrowers shall not exceed (y) $20,000,000;

     (g) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a wholly-owned Subsidiary of a Borrower and, to the extent required by Section 5.14, a Loan Party pursuant to the terms of this Agreement;

     (h) if such Acquisition is an acquisition of assets located primarily in the United States, the Acquisition is structured so that a Borrower shall acquire such assets;

     (i) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U;

     (j) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect;

     (k) in connection with an Acquisition of the Equity Interests in any Person, all Liens on property of such Person shall be terminated unless permitted pursuant to Section 6.2(e), or the Administrative Agent in its sole discretion consents otherwise, and in connection with an Acquisition of the assets of any Person, all Liens on such assets shall be terminated;

     (l) the Fixed Charge Coverage Ratio for the Borrowers (after giving effect to such Acquisition) shall be greater than 1.25 to 1.00 for the most recently completed twelve month period assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such period (calculated on a pro forma basis in a manner acceptable to the Administrative Agent) such Acquisition occurred on the first day of such applicable period;

     (m) Each Borrower shall certify (and provide the Administrative Agent with pro forma and projected calculations in form and substance reasonably satisfactory to the Administrative Agent), on its behalf and on behalf of the other Borrowers, to the Administrative Agent and the Lenders that, immediately after giving effect to the completion of such Acquisition and for next succeeding twelve month period, Availability will not be less than $40,000,000 on a pro forma basis (assuming all past due accounts payable of the Borrowers have been paid in full in cash and no accounts payable of the Borrowers are allowed to become past due during such twelve month period thereafter) which includes all consideration given in connection with such Acquisition, other than Equity Interests in the Company delivered to the seller(s) in such Acquisition, as having been paid in cash at the time of making such Acquisition; and

     (n) no Default or Event of Default exists or would result therefrom.

     "PERMITTED DISCRETION" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

     "PERMITTED ENCUMBRANCES" means:

     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.4;

     (b) carriers', warehousemen's, landlords', mechanics', materialmen's, vendors', repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.4;

     (c) (i) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit, bank guarantees or similar instruments for the benefit of) insurance carriers providing property, casualty or liability insurance to any Loan Party;

     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

     (f) easements, zoning restrictions, rights-of-way, restrictive covenants, encroachments, protrusions and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary including without limitation any defects and encumbrances noted and disclosed in a mortgage's title insurance policy issued in favor of and delivered to the US Collateral Agent or the Canadian Collateral Agent (as applicable) in connection with any Mortgage and any state of facts disclosed on any survey referenced in any such title policy and any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided further that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

     (g) any interest of a consignor in goods held by any Loan Party on consignment provided that such goods are held on consignment in the ordinary course of business and in compliance with this Agreement;

     (h) any leasehold interest or title of a lessor or sublessor under any leases or subleases entered into by any Loan Party in the ordinary course of business and in compliance with this Agreement;

     (i) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, or (ii) relating to purchase orders and other agreements entered into with customers in the ordinary course of business and in compliance with this Agreement;

     (j) licenses or sublicenses of intellectual property granted by any Loan Party in the ordinary course of business and in compliance with this Agreement;

     (k) Liens solely on any cash earnest money deposits made by any Loan Party or any of their Subsidiaries in connection with any letter of intent or purchase agreement with respect to the purchase of assets or property by a Loan Party which is permitted hereunder;

     (m) Liens arising from precautionary UCC financing statements regarding operating leases; and

     (n) Liens in favor of Deutz, Hyster and Detroit Diesel encumbering inventory and equipment (and the proceeds thereof) purchased by Borrowers from Deutz, Hyster and Detroit Diesel;

provided that (i) the term "PERMITTED ENCUMBRANCES" shall not include any Lien securing Indebtedness, and (ii) to the extent the term "PERMITTED ENCUMBRANCES" is being used with reference to assets which are Export-Related Priority Collateral, "PERMITTED ENCUMBRANCES" shall mean "PERMITTED LIENS" as such term is defined in the Export-Related Financing Documents.

     "PERMITTED INVESTMENTS" means:

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 360 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

     (e) shares of mutual funds whose investment guidelines restrict substantially all of such funds' investments in securities of the types described in clauses (a) through (d) above;

     (f) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000; and

     (g) investments in (1) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the government of Canada or of any Canadian province (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the government of Canada or of such Canadian province), in each case maturing within one year from the date of acquisition thereof; (2) commercial paper maturing within 360 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from CBRS Inc., Dominion Bond Rating Service, Moody's or S&P; (3) certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any Canadian office of any commercial bank organized under the laws of Canada or of any Canadian province which has a combined capital surplus and undivided profits of not less than C$600,000,000; and (4) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (1) above and entered into with a financial institution satisfying the criteria described in clause (3) above.

     "PERMITTED FIXED ASSET DISPOSITION" means sales, assignments, leases, licenses, transfers, exchanges or other dispositions of or the pledge or grant of a security interest in (a) any Real Property described on Schedule 1.1 together with any fixtures thereon resulting in Net Proceeds to a Borrower in an amount greater than or equal to the corresponding amount set forth on such schedule, or (b) any Equipment of the Borrowers, in each case to the extent permitted under Section 6.5.

     "PERMITTED SENIOR ENCUMBRANCES" means (a) Liens described in clauses (a) and (b) of the definition of "Permitted Encumbrances" in each case securing amounts which are not past due, and (b) Liens in favor of Deutz, Hyster and Detroit Diesel encumbering inventory and equipment (and the proceeds thereof) purchased by Borrowers from Deutz, Hyster and Detroit Diesel.

     "PERSON" means any natural person, corporation, limited liability company, business trust, individual or family trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "PLAN" means any employee pension benefit plan, as defined in Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (i) is currently or hereafter sponsored, maintained or contributed to by any Loan Party or an ERISA Affiliate, or (ii) was at any time during the six preceding fiscal years sponsored, maintained or contributed to by any Loan Party or an ERISA Affiliate.

     "POWER PRODUCTS DIVISION" means the operating divisions of the Borrowers engaged in the sale and rental of various industrial equipment; sale of components, replacement parts, accessories and other materials supplied by independent manufacturers; provision of in-shop and on-site repair services for industrial, transportation, marine, construction, power generation and material handling equipment; fabrication, marketing and packaging of engine-driven equipment.

     "PPD PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated as of October 24, 2005 by and among Stewart & Stevenson Services, Inc., IPSC Co. Inc., Stewart & Stevenson Holdings, Inc., Stewart & Stevenson De Las Americas, Inc., Stewart & Stevenson International, Inc., Stewart & Stevenson Power, Inc. and S&S Trust and Hushang Ansary, as amended by that certain Assignment and Assumption Agreement dated as of January 25, 2006, among Hushang Ansary, the Company and SSPP pursuant to which Hushang Ansary assigned his rights thereunder to the Company and SSPP.

     "PREPAYMENT EVENT" means:

     (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party, other than dispositions described in Section 6.5(a), (b), (c), (d) or (f) to the extent excluded in clause (b) below) and other than such sales, transfers or other dispositions resulting in no more than $1,000,000 in Net Proceeds per event and less than $2,000,000 in Net Proceeds in any four consecutive fiscal quarters of the Company); or

     (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party with a fair value immediately prior to such event equal to or greater than $1,000,000; or

     (c) the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.1.

     "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Chase or its parent as its prime rate (which is not necessarily the lowest rate charged to any customer); each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "PROCEEDS" has the meaning assigned to such term in the Security
Agreements.

     "PROJECT CAVIAR" means each Target separately identified to J.P. Morgan Securities Inc. as the "Project Caviar Targets", and their related subsidiaries and affiliates.

     "PROJECT CAVIAR ACQUISITION" means the Acquisition by one or more Borrowers or NewCos of at least 75% of the Equity Interests in, or all or substantially all of the Property of, Project Caviar in a transaction that satisfies each of the requirements set forth in the definition of Specified Acquisition.

     "PROJECT FE" means each Target separately identified to J.P. Morgan Securities Inc., as the "Project Fishing Expedition Targets", and their related subsidiaries and affiliates.

     "PROJECT FE ACQUISITION" means the Acquisition by one or more Borrowers or NewCos of all the Equity Interests in, or all or substantially all of the Property of, Project FE in a transaction that satisfies each of the requirements set forth in the definition of Specified Acquisition.

     "PROJECTIONS" has the meaning assigned to such term in Section 5.1(f).

     "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

     "PROTECTIVE ADVANCES" means collectively the US Protective Advances and the Canadian Protective Advances.

     "QUALIFIED PUBLIC OFFERING" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Equity Interests in the Company on a firm commitment basis in which the aggregate Net Proceeds received by the Company at the public offering price is at least $75,000,000.

     "REAL PROPERTY" means any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

     "REGISTER" has the meaning set forth in Section 9.4.

     "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "RENT RESERVE" means a reserve equal to four (4) months of rental obligations for each parcel of Real Property leased by a Borrower at which Eligible Inventory is located and, with respect to any store, warehouse distribution center, regional distribution center or depot where any Inventory subject to Liens arising by operation of law is located, a reserve equal to four
(4) months' rent at such store, warehouse distribution center, regional distribution center or depot, in each case with respect to which the applicable landlord, warehouseman or bailee has not provided a Collateral Access Agreement.

     "REPORT" means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the Borrowers' assets from information furnished by or on behalf of the Borrowers, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

     "REQUIRED LENDERS" means, at any time, Lenders having Credit Exposure and unused Commitments representing more than 50% of the sum of the total Credit Exposure and unused Commitments at such time. In addition to the foregoing, so long as there are two or more Lenders party to this Agreement, Required Lenders must include at least two Lenders.

     "REQUIREMENT OF LAW" means, as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "RESERVES" means the Borrowing Base Reserves and the Commitment Reserves, collectively.

     "RESPONSIBLE OFFICER" means, with respect to any limited liability company or corporation, the chairman of the board, the president, any vice president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, a Financial Officer. Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of all Borrowers.

     "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Borrower or any option, warrant or other right to acquire any such Equity Interests in any Borrower.

     "REVOLVING COMMITMENTS" means, collectively, the US Revolving Commitments and the Canadian Revolving Commitments.

     "REVOLVING EXPOSURE" means, at any time for each Revolving Lender, the sum of such Lender's US Revolving Exposure and Canadian Revolving Exposure at such time.

     "REVOLVING LENDERS" means, collectively, the US Revolving Lenders and the Canadian Lenders.

     "REVOLVING LOAN" means, collectively, the US Revolving Loans and the Canadian Revolving Loans.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

     "S&S ACQUISITION" means the acquisition by the Company of certain of the assets of the Engineered Products Division and Power Products Division of Stewart & Stevenson Services, Inc. and certain of its Affiliates, on or about January 25, 2006, pursuant to the Acquisition Agreements and the other Acquisition Documents.

     "SECURED OBLIGATIONS" means the US Secured Obligations and the Canadian Secured Obligations.

     "SECURITY AGREEMENTS" means, collectively, the US Security Agreement and the Canadian Security Agreement.

     "SENIOR NOTES" means the 10% Senior Unsecured Notes due 2014 issued by the Company on or about July 6, 2006 in the aggregate principal amount of $150,000,000 having the terms set forth in the Senior Notes Indenture.

     "SENIOR NOTES DOCUMENTS" means the Senior Notes, the Senior Notes Indenture, and each other material document, instrument or agreement to which the Company or any of its Subsidiaries is or may hereafter become a party pertaining to the Senior Notes.

     "SENIOR NOTES INDENTURE" means the Indenture dated July 6, 2006, by and between the Company and Wells Fargo Bank, National Association as Trustee setting forth certain terms and conditions of certain of the Senior Notes.

     "SENIOR NOTES OFFERING" means the offering by the Company and SSC, as co-issuers of the Senior Notes pursuant to the terms and conditions of the Offering Memorandum.

     "SENIOR NOTES OFFERING MEMORANDUM" means the Offering Memorandum dated June 29, 2006 setting forth the terms and conditions of the Senior Notes Offering.

     "SETTLEMENT" has the meaning assigned to such term in Section 2.5(g).

     "SPECIAL VENDOR PAYABLE RESERVE" means a reserve established by Administrative Agent in its Permitted Discretion in an amount equal to the accounts payable owed by Borrowers to Deutz, Hyster and Detroit Diesel less (calculated separately for each such vendor) the amount of accounts owed by each such vendor to a Borrower in respect of warranty work performed by such Borrower and which are not more than sixty (60) days past the original invoice date.

     "SPECIFIED ACQUISITION AGREEMENTS" means the definitive agreement(s) providing for the Project FE Acquisition or the Project Caviar Acquisition (as applicable) by and among Project FE or Project Caviar (or their respective shareholders) (as applicable) and the Borrower(s) and its subsidiaries (if any) party thereto.

     "SPECIFIED ACQUISITIONS" means the Project FE Acquisition and the Project Caviar Acquisition (as applicable) and "SPECIFIED ACQUISITION" means either such Acquisition; provided, that such transaction satisfies each of the following requirements:

     (a) The Loan Parties (including any NewCo's and their subsidiaries required to become Loan Parties pursuant to Section 5.14) shall be in compliance with
Section 5.14 substantially contemporaneously with the completion of such Specified Acquisition; provided, that, (i) the Mortgage(s) and other documents related to perfection of Liens in Real Property, (ii) the landlord waivers, leasehold mortgages and other documents related to Real Property leased by a Loan Party, and (iii) the deposit account control agreements, in each case required by Section 5.14 shall be delivered promptly, but shall not be deemed to be required pursuant to Section 5.14 until thirty (30) Business Days after the closing of such Specified Acquisition; provided, further, that the failure by the Loan Parties to delivery any of the documents described in clauses (i) through (iii) above on or prior to the thirtieth (30th) Business Day after the closing of such Specified Acquisition, shall result in an immediate Event of Default hereunder.

     (b) Both before and after giving effect to such Specified Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct (except
(i) any such representation or warranty which relates to a specified prior date and (ii) to the extent the Administrative Agent and the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty) and no Default or Event of Default exists, will exist, or would result therefrom.

     (c) All governmental and third party approvals necessary in connection with such Specified Acquisition (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on such Specified Acquisition.

     (d) With regard to the applicable Target, the Administrative Agent shall have received and be satisfied with (i) all financial statements of the applicable Target requested by the Administrative Agent for prior periods and all such financial statements shall be prepared in a manner acceptable to the Administrative Agent, and (ii) all written materials, reports and/or management letters, if any, requested by it and prepared by either the current independent accountants of such Target or the independent accountants hired by the Company to review the applicable Target's business and financial performance. From and after the date hereof, the Administrative Agent shall be provided ongoing access to information and explanations for changes in financial performance during the period prior to the closing of each Specified Acquisition and shall be satisfied with all additional information provided.

     (e) The Administrative Agent shall have received and be satisfied with (i) any requested environmental review reports from firm(s) satisfactory to the Administrative Agent with respect to any Real Property acquired as part of such Specified Acquisition or divested by the applicable Target in connection with such Specified Acquisition, if any, and (ii) results of due diligence investigation of the applicable Target (including without limitation contingent liabilities (e.g., environmental, retiree medical benefits, ERISA, etc.) and contractual obligations) and satisfactory results of the Administrative Agent's traveling auditors' review. The Administrative Agent's counsels shall have completed all legal due diligence with results satisfactory to the Administrative Agent with respect to such Specified Acquisition.

     (f) Absence of any injunction or temporary restraining order which, in the judgment of the Administrative Agent would prohibit the making of Loans or the consummation of such Specified Acquisition; and absence of litigation which would reasonably be expected to result in a material adverse effect on the applicable Target.

     (g) Such Specified Acquisition shall have been consummated in accordance with applicable law and on terms and conditions set forth in the Specified Acquisition Agreements evidencing such Specified Acquisition, which Specified Acquisition Agreements shall be in form and substance satisfactory to the Administrative Agent; provided that non-material provisions of such Specified Acquisition Agreements may be waived, amended, supplemented or otherwise modified in any non-material respect without the approval of the Agents or the Lenders so long as the Borrowers provide the Administrative Agent with prior written notice of any such non-material modifications.

     (h) The Administrative Agent shall have received any updates necessary to reflect changes in events and circumstances which cause the assumptions on which the projections delivered to the Administrative Agent prior to January 15, 2007 are based to no longer be reasonable, which updates shall not reflect any material adverse changes from such projections.

     (i) Each party to the Specified Acquisition Agreements and related documentation (other than the Borrower(s) party thereto) shall have entered into a consent to assignment in form and substance acceptable to the Administrative Agent pursuant to which such parties consent to the collateral assignment of, and grant of a security interest in, all right, title and interest of such parties under the applicable Specified Acquisition Agreements to secure the Obligations.

     (j) After giving effect to the closing of such Specified Acquisition, the corporate structure, capital structure, including terms of preferred stock, other debt instruments, material accounts, and governing documents of Borrowers and their Affiliates, shall be acceptable to the Administrative Agent.

     (k) All legal (including tax implications) and regulatory matters shall be satisfactory to the Agents and Lenders, including but not limited to compliance with all applicable requirements of Regulations U, T and X of the Board of Governors of the Federal Reserve System.

     (l) Aggregate Availability (after giving effect to the closing of such Specified Acquisition) shall not be less than (i) $30,000,000 to the extent the closing of such Specified Acquisition occurs on or prior to the Step-Up Date, or
(ii) $40,000,000 to the extent the closing of such Specified Acquisition occurs after the Step-Up Date.

     (m) The Administrative Agent shall have received a satisfactory solvency certificate from the chief financial officer of the Company that shall document the solvency of the Company and each of its Subsidiaries after giving effect to the closing of such Specified Acquisition.

     (n) Solely with respect to the closing of the Project FE Acquisition, appraisers and field examiners satisfactory to the Administrative Agent shall commence asset appraisals and field examinations, as applicable, of the accounts receivable, inventory and related working capital matters and financial information of Project FE and of the related data processing and other systems promptly after the closing of such Specified Acquisition. The Administrative Agent shall have received such appraisals and field examinations within thirty
(30) days after the closing of the Project FE Acquisition and the failure by Borrowers to deliver, or cause to be delivered, such appraisals and field examinations within such time period shall result in an immediate Event of Default hereunder. None of the assets acquired in the Project FE Acquisition shall be included in the US Borrowing Base, the Export-Related Borrowing Base or the Canadian Borrowing Base prior to the receipt of such satisfactory appraisals and field examinations by the Administrative Agent.

     (o) Solely with respect to the closing of the Project FE Acquisition, the Administrative Agent shall have completed and be satisfied with a legal review of the distributorship agreements, relevant inventory buyback agreements and termination rights for which Project FE is a party, and the Borrowers shall have received any and all necessary consents required as a result of the Project FE Acquisition under Project FE's significant distributor agreements (such agreements to be determined by the Administrative Agent upon consultation with the Borrowers).

     (p) Solely with respect to the closing of the Project FE Acquisition, the Administrative Agent and the Canadian Administrative Agent shall have received a notice setting forth (i) the deposit account of the Canadian Borrowers (the "CANADIAN FUNDING ACCOUNT") to which the Canadian Administrative Agent is authorized by the Canadian Borrowers to transfer proceeds of any Borrowings by the Canadian Borrowers requested or authorized pursuant to this Agreement and
(ii) the initial Canadian Controlled Disbursement Account.

     (q) Such other conditions precedent as the Administrative Agent shall reasonably require.

     "SPOT EXCHANGE RATE" means, on any day, the spot rate at which Dollars are offered on such day by Chase Canada in Toronto, Ontario, Canada for C$ at approximately 11:00 a.m. (Toronto, Ontario, Canada time).

     "SSA" has the meaning set forth in the initial paragraph hereof.

     "SSC" has the meaning set forth in the initial paragraph hereof.

     "SSDH" has the meaning set forth in the initial paragraph hereof.

     "SSPP" has the meaning set forth in the initial paragraph hereof.

     "SSPS" has the meaning set forth in the initial paragraph hereof.

     "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "STEP-UP DATE" means the date which is ninety (90) calendar days following the Effective Date.

     "SUBJECT BORROWER" has the meaning assigned to such term in Section 2.23(b) hereof.

     "SUBORDINATED INDEBTEDNESS" of a Person means any Indebtedness of such Person the payment of which is subordinated in writing to payment of the Secured Obligations to the satisfaction of the Administrative Agent and the Canadian Administrative Agent.

     "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or

(b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "SUBSIDIARY" means any subsidiary of the Company or a Loan Party, as applicable.

     "SUPERMAJORITY REVOLVING LENDERS" means, at any time, Lenders having Revolving Exposure and unused Revolving Commitments representing 75% or more of the sum of the total Revolving Exposure and unused Revolving Commitment.

     "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any Borrower or any Subsidiary shall be a Swap Agreement.

     "SWAP OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

     "SWINGLINE LENDER" means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

     "SWINGLINE LOAN" means a Loan made pursuant to Section 2.5.

     "SYNDICATION AGENT" means The CIT Group/Business Credit, Inc., in its capacity as syndication agent for the Lenders hereunder, and its successors and assigns in such capacity.

     "TARGET" or "TARGETS" means with respect to a Specified Acquisition, Project FE or Project Caviar, as applicable.

     "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "TOTAL INDEBTEDNESS" means, at any date, the aggregate principal amount of all Indebtedness of the Borrowers and their Subsidiaries for borrowed money at such date, determined on a consolidated basis in accordance with GAAP.

     "TRANSACTIONS" means the execution, delivery and performance by the Borrowers of this Agreement, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the drawing and acceptance of B/As and the issuance of Letters of Credit hereunder.

     "TRUE-UP LOANS" has the meaning given such term in the recitals hereto.

     "TYPE", when used in reference to any Loan (other than a B/A Loan) or Borrowing (other than a B/A Borrowing), refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or the Canadian Prime Rate, and when used in reference to a B/A refers to a B/A Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. In addition, "UCC" means with respect to the Canadian Loan Parties or any Collateral of the Canadian Loan Parties subject thereto, the Personal Property Security Act or similar legislation as from time to time in effect in the province of Alberta or any other province the laws of which are required to be applied in connection with the issue of perfection of security interests.

     "UNLIQUIDATED OBLIGATIONS" means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations.

     "US AVAILABILITY" means, at any time, an amount equal to (a) the lesser of the total US Revolving Commitments and the US Borrowing Base minus (b) the US Commitment Reserves minus (c) the aggregate US Revolving Exposure of all US Revolving Lenders.

     "US BASE RATE (CANADA)" means, for any day, a rate per annum equal to the greater of (a) the annual rate of interest announced by Chase Canada and in effect as its base rate at its principal office in Toronto, Ontario on such day for determining interest rates on US Dollar-denominated commercial loans made in Canada, and (b) the Federal Funds Effective Rate if effect on such day plus 1/2 of 1%. Any change in the US Base Rate (Canada) due to a change in the rate referred to in clause (a) above or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the rate referred to in clause (a) above or the Federal Funds Effective Rate, respectively.

     "US BORROWER" or "US BORROWERS" has the meanings set forth in the initial paragraph hereof and shall include any other Person who becomes a US Borrower under this Agreement and their successors and assigns.

     "US BORROWING BASE" means, at any time, the sum of (a) 85% of the US Borrowers' Eligible Accounts at such time, plus (b) the lesser of (i) the US Inventory Limit, and (ii) the sum of the following:

     (1) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of primary finished goods of the US Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of primary finished goods of the US Borrowers' Engineered Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of primary finished goods of the US Borrowers' Engineered Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of primary finished goods of the US Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (2) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of engine and transmission units of the US Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of engine and transmission units of the US Borrowers' Power Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of engine and transmission units of the US Borrowers' Power Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of engine and transmission units of the US Borrowers' Power Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (3) the lesser of (A) the US Parts Inventory Limit, and (B) the sum of the following:

          (I) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of active parts of the US Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of active parts of the US Borrowers' Power Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of active parts of the US Borrowers' Power Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of active parts of the US Borrowers' Power Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

          (II) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of parts of the US Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of parts of the US Borrowers' Engineered Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of parts of the US Borrowers' Engineered Products Division purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of parts of the US Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage.

     , plus

     (4) the least of (A) $2,500,000, (B) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of dirty cores, and (C) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of dirty cores, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of dirty cores purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of dirty cores sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (5) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of custom built work-in-process of the US Borrowers' Power Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of custom built work-in-process of the US Borrowers' Power Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of custom built work-in-process of the US Borrowers' Power Products Division purchased or manufactured after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of custom built work-in-process of the US Borrowers' Power Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (6) the lesser of (A) 65% of the Base Value of the US Borrowers' Eligible Inventory consisting of identifiable work-in-process of the US Borrowers' Engineered Products Division, and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of identifiable work-in-process of the US Borrowers' Engineered Products Division, plus (y) the book value of the US Borrowers' Eligible Inventory consisting of identifiable work-in-process of the US Borrowers' Engineered Products Division purchased or manufactured after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of identifiable work-in-process of the US Borrowers' Engineered Products Division sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (7) the lesser of (A) $45,000,000 and (B) the sum of (x) the Inventory Advance Percentage of the US Borrowers' Eligible Inventory consisting of rental equipment (other than rolling stock), plus (y) the book value of the US Borrowers' Eligible Inventory consisting of rental equipment (other than rolling stock) purchased after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, minus (z) the book value of the US Borrowers' Eligible Inventory consisting of rental equipment (other than rolling stock) sold, retired or otherwise disposed of and depreciated after the date of the Inventory appraisal used to determine the Inventory Advance Percentage, plus

     (8) the Fixed Asset Component, minus

     (9) Borrowing Base Reserves (applicable to the US Borrowing Base as determined by the Administrative Agent in its Permitted Discretion).


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

The US Borrowers' Eligible Accounts and Eligible Inventory included in the Export-Related Borrowing Base will be excluded from the US Borrowing Base. The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, or reduce one or more of the other elements used in computing the US Borrowing Base, with any such changes to be effective three (3) days after delivery of notice thereof to the Borrower Representative US and the US Lenders. The US Borrowing Base at any time shall be determined by reference to the most recent US Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.1(g) subject to (i) the right of the Administrative Agent to redetermine any component of the US Borrowing Base or the calculation thereof if and to the extent the Administrative Agent believes, in its Permitted Discretion, such component or calculation to be incorrect (any such redetermination made in its Permitted Discretion and absent manifest error shall be conclusive and binding on the US Borrowers) and provided that the Administrative Agent gives the US Borrowers contemporaneous notice of such redetermination, and (ii) immediate adjustment as a result of (A) the establishment or release of Borrowing Base Reserves, (B) reductions in the US Fixed Asset Component by the amount of the Monthly Fixed Asset Amortization Amount, (C) reduction in advance rates provided for herein, (D) subject to the three (3) day period set forth above, changes in eligibility criteria or standards imposed by the Administrative Agent, and (E) the occurrence of a Permitted Fixed Asset Disposition.

     "US BORROWING BASE CERTIFICATE" means a certificate signed and certified as accurate and complete by a Financial Officer of the Borrower Representative US, in substantially the form of EXHIBIT C or another form which is acceptable to the Administrative Agent in its sole discretion.

     "US COLLATERAL AGENT" means JPMorgan Chase Bank, N.A., in its capacity as collateral agent for the US Lenders hereunder and for the Export-Related Lender under the Export-Related Loan Agreement, and its successors and assigns in such capacity.

     "US COMMITMENT" means, with respect to each US Lender, the sum of such US Lender's US Revolving Commitment, together with the commitment of such US Lender to acquire participations in US Protective Advances hereunder. The initial amount of each US Lender's US Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such US Lender shall have assumed its US Commitment, as applicable.

     "US CONTROLLED DISBURSEMENT ACCOUNT" means the following account:
#709370605, and any replacement or additional accounts of any of the US Borrowers maintained with the Administrative Agent as a zero balance, cash management account pursuant to and under any agreement between any of the US Borrowers and the Administrative Agent, as modified and amended from time to time, and through which all disbursements of the US Borrowers, any Loan Party and any designated Subsidiary of any US Borrower are made and settled on a daily basis with no uninvested balance remaining overnight.

     "US CREDIT EXPOSURE" means, as to any US Lender at any time, the sum of (a) such US Lender's Revolving Exposure at such time, plus (b) an amount equal to its Applicable Percentage, if any, of the aggregate principal amount of US Protective Advances outstanding at such time.


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

     "US FUNDING ACCOUNT" has the meaning assigned to such term in Section
4.1(h).

     "US INVENTORY LIMIT" means the amount of the Inventory Limit which the Borrower Representative US designates as the "US Inventory Limit" on the US Borrowing Base Certificate from which the US Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Inventory Limit and the US Inventory Limit in effect at any time ever exceed the Inventory Limit.

     "US LENDER" means a Lender with a US Revolving Commitment.

     "US LOAN PARTIES" means (a) the US Borrowers, and (b) each of the Borrowers' US Subsidiaries (other than Stewart & Stevenson Truck Holdings LLC) or any other Person which is formed or organized under the federal laws of the United States of America, the laws of any State thereof or the laws of the District of Columbia and who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns.

     "US LOANS" means the US Revolving Loans, the Swingline Loans, the US Overadvances and the US Protective Advances, collectively.

     "US OVERADVANCES" has the meaning assigned to such term in Section 2.5(c).

     "US PARTS INVENTORY LIMIT" means the amount of the Parts Inventory Limit which the Borrower Representative US designates as the "US Parts Inventory Limit" on the US Borrowing Base Certificate from which the US Borrowing Base is being calculated; provided, that, in no event shall the sum of the Canadian Parts Inventory Limit and the US Parts Inventory Limit in effect at any time ever exceed the Parts Inventory Limit.

     "US PROTECTIVE ADVANCE" has the meaning assigned to such term in Section 2.4(c).

     "US REVOLVING COMMITMENT" means, with respect to each US Lender, the commitment, if any, of such US Lender to make US Revolving Loans and to acquire participations in Letters of Credit, US Overadvances and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such US Lender's US Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.9, (b) reduced or increased from time to time pursuant to assignments by or to such US Lender pursuant to Section 9.4, and (c) increased from time to time pursuant to
Section 2.24. The initial amount of each US Lender's US Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such US Lender shall have assumed its US Revolving Commitment, as applicable. The initial aggregate amount of the US Lenders' US Revolving Commitments is $250,000,000; provided, that (i) so long as any Canadian Secured Obligations are outstanding hereunder, the aggregate amount of the US Lenders' US Revolving Commitments will be reduced by the Dollar Equivalent of the outstanding principal amount of the Obligations of the Canadian Borrowers at any time (and the US Revolving Commitment of each US Revolving Lender will reduce proportionately in accordance with its Applicable Percentage), and (ii) subject to Section 9.20, so long as the Export-Related Loan Agreement remains in effect or any Export-Related Obligations are outstanding thereunder, the aggregate amount of the US Lenders' US Revolving Commitments will be reduced by the principal amount of such Export-Related Obligations (and the US

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

Revolving Commitment of each US Revolving Lender will reduce proportionately in accordance with its Applicable Percentage).

     "US REVOLVING EXPOSURE" means, with respect to any US Lender at any time, the sum of (a) the outstanding principal amount of such US Lender's US Revolving Loans and its LC Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Swingline Loans at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of US Overadvances outstanding at such time.

     "US REVOLVING LENDER" means, as of the date of determination, a Lender with a US Revolving Commitment or, if the US Revolving Commitments have terminated or expired, a Lender with US Revolving Exposure.

     "US REVOLVING LOANS" means a Loan made to the US Borrowers pursuant to
Section 2.1 in Dollars.

     "US SECURED OBLIGATIONS" means (a) all Obligations owing by the US Loan Parties, (b) the Export-Related Obligations, (c) all Banking Services Obligations owing by the US Loan Parties and (d) Swap Obligations owing by the US Loan Parties to one or more US Lenders or their respective Affiliates; provided that at or prior to the time that any transaction relating to a Swap Obligation is executed, the US Lender party thereto (other than Chase) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a US Secured Obligation entitled to the benefits of the Collateral Documents.

     "US SECURITY AGREEMENT" means that certain Second Amended and Restated Pledge and Security Agreement, dated as of the date hereof, between the US Loan Parties and the US Collateral Agent, for the benefit of itself, the Administrative Agent, the US Lenders, the Export-Related Lender and the Other Secured Parties, as the same may be amended, restated or otherwise modified from time to time, and (b) any other pledge or security agreement entered into after the date of this Agreement by any US Loan Party (as required by this Agreement, any other Loan Document or any Export-Related Financing Document) in favor of the US Collateral Agent for the ratable benefit of the Agents, Lenders, the Export-Related Lender and the Other Secured Parties to secure the Secured Obligations, as the same may be amended, restated, or otherwise modified from time to time.

     "US SETTLEMENT DATE" has the meaning assigned to such term in Section
2.5(g).

     "US SUBSIDIARY" means any Subsidiary of any Borrower that is formed or organized under the federal laws of the United States of America or under the laws of any State thereof or under the laws of the District of Columbia.

     "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.2 CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "CANADIAN REVOLVING


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

LOAN") or by Type (e.g., a "EURODOLLAR LOAN") or by Class and Type (e.g., a "EURODOLLAR REVOLVING LOAN"). Borrowings also may be classified and referred to by Class (e.g., a "REVOLVING LOAN BORROWING") or by Type (e.g., a "B/A BORROWING") or by Class and Type (e.g., a "EURODOLLAR REVOLVING LOAN BORROWING").

          SECTION 1.3 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "ASSET" and "PROPERTY" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.4 ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if a Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies a Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                   THE CREDITS

          SECTION 2.1 COMMITMENTS. Subject to the terms and conditions set forth herein, (a) each US Lender agrees to make US Revolving Loans in Dollars to the US Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such US Lender's US Revolving Exposure exceeding such US Lender's US Revolving Commitment or (ii) the total US Revolving Exposures exceeding (1) the lesser of (A) the total US Revolving Commitments and the US Borrowing Base, minus (2) the Commitment Reserves, subject to the Administrative Agent's authority, in its sole discretion, to make US Protective Advances and US Overadvances pursuant to the terms of Section 2.4 and Section 2.5, and (c) each Canadian Lender agrees to make Canadian Revolving Loans in either Dollars or C$


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

(including by means of B/As) to the Canadian Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in the Dollar Equivalent of (i) subject to Section 2.10(j), such Canadian Lender's Canadian Revolving Exposure exceeding such Canadian Lender's Canadian Revolving Commitment or (ii) the total Canadian Revolving Exposures exceeding (1) the lesser of (A) the total Canadian Revolving Commitments and (B) the Canadian Borrowing Base, minus (2) the Commitment Reserves, subject to the Administrative Agent's authority, in its sole discretion, to make Canadian Protective Advances and Canadian Overadvances pursuant to the terms of Section 2.4 and Section 2.5. Notwithstanding the forgoing, if the Required Lenders establish a separate US Borrowing Base for each US Borrower and/or a separate Canadian Borrowing Base for each Canadian Borrower pursuant to its rights under Section 2.23(f), then the above-described Revolving Loans shall be made on a Borrower-by-Borrower basis with appropriate adjustments to subparagraphs (a)(ii)(1)(B) and
(b)(ii)(1)(B). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.2 LOANS AND BORROWINGS.

               (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the US Lenders or the Canadian Lenders (as applicable) ratably in accordance with their respective Commitments of the applicable Class. Any Protective Advance, any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.4 and Section 2.5.

               (b) Subject to Section 2.14, each Dollar Denominated Loan shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower Representative may request in accordance herewith, provided that all Dollar Denominated Loans made on the Effective Date must be made as ABR Borrowings but may be converted into Eurodollar Borrowings in accordance with
Section 2.8. Each C$ Denominated Loan shall be comprised entirely of either Canadian Prime Rate Loans or B/A Loans as the Canadian Borrowers may request in accordance herewith; provided that all C$ Denominated Loans made on the Effective Date must be made as Canadian Prime Rate Borrowings but may be converted into B/A Borrowings in accordance with Section 2.8. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

               (c) All Borrowings must be made in the following minimum amounts:

                    (i) At the time that any ABR Borrowing of Revolving Loans is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided, that such an ABR Borrowing may be in an aggregate amount (1) in the case of a US Revolving Loan Borrowing, (A) that is equal to the entire unused balance of the total US Revolving Commitments, or (B) that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.6(e), or
     (2) in the case of a Canadian Revolving Loan Borrowing, that is equal to the entire unused balance of the total Canadian Revolving Commitments;


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

                    (ii) At the time that each Eurodollar Borrowing of Revolving Loans is made, any such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000;

                    (iii) At the time that each Canadian Prime Rate Borrowing of Canadian Revolving Loans is made, such Borrowing shall be in an aggregate amount that is an integral multiple of C$250,000 and not less than C$250,000; provided that such a Canadian Prime Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Canadian Revolving Commitments;

                    (iv) At the time that each B/A Borrowing of Canadian Revolving Loans is made, such Borrowing shall be in an aggregate amount that is an integral multiple of C$500,000 and not less than C$500,000;

                    (v) Each Swingline Loan shall be in an amount that is an integral multiple of $250,000 and not less than $250,000.

Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen (15) Eurodollar Borrowings or five (5) B/A Borrowings outstanding.

               (d) Notwithstanding any other provision of this Agreement, the Borrower Representatives shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period or Contract Period (as applicable) requested with respect thereto would end after the Maturity Date.

          SECTION 2.3 REQUESTS FOR BORROWINGS. To request a Revolving Loan Borrowing, the applicable Borrower Representative shall notify the Administrative Agent (in the case of any Borrowing of US Revolving Loans) or the Canadian Administrative Agent with a simultaneous copy to the Administrative Agent (in the case of any Borrowing of Canadian Revolving Loans) of such request in writing (delivered by hand or facsimile) in a form approved by the Administrative Agent or the Canadian Administrative Agent (as applicable) and signed by the applicable Borrower Representative (a) in the case of a Eurodollar Borrowing, not later than 10:00 a.m., Chicago time, three Business Days before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Chicago time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Loan Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.6(e) may be given not later than 9:00 a.m., Chicago time, on the date of the proposed Borrowing, (c) in the case of a Canadian Prime Rate Borrowing, not later than 10:00 a.m., Toronto, Ontario, Canada time on the date of the proposed Borrowing, and (d) in the case of a B/A Borrowing, not later than 10:00 a.m., Toronto, Ontario, Canada time one Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.1:

                    (i) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing;


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

                    (ii) the date of such Borrowing, which shall be a Business Day;

                    (iii) whether such Borrowing is to be a US Revolving Loan Borrowing or a Canadian Revolving Loan Borrowing;

                    (iv) in the case of a Canadian Revolving Loan Borrowing, whether such Borrowing is to be a Dollar Denominated Loan or a C$ Denominated Loan;

                    (v) whether the Dollar Denominated Loans being made pursuant to such Borrowing are to be ABR Loans or Eurodollar Loans;

                    (vi) whether the C$ Denominated Loans being made pursuant to such Borrowing are to be Canadian Prime Rate Loans or B/A Loans; and

                    (vii) in the case of a Eurodollar Borrowing or a B/A Borrowing, the initial Interest Period or Contract Period, respectively, to be applicable thereto, which shall be a period contemplated by the definition of the terms "INTEREST PERIOD" or "CONTRACT PERIOD", as applicable.

If no election as to the Type of Revolving Loan Borrowing is specified, then the requested Revolving Loan Borrowing shall be an ABR Borrowing. If no Interest Period or Contract Period (as applicable) is specified with respect to any requested Eurodollar Borrowing or B/A Borrowing, then the Borrowers shall be deemed to have selected an Interest Period or Contract Period (as applicable) of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, (A) in the case of US Revolving Loans, the Administrative Agent shall advise each US Lender of the details thereof and of the amount of such US Lender's Loan to be made as part of the requested Borrowing, and (B) in the case of Canadian Revolving Loans but subject to
Section 2.10(j), the Canadian Administrative Agent shall advise each Canadian Lender of the details thereof and the amount of such Canadian Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.4 PROTECTIVE ADVANCES.

               (a) Subject to the limitations set forth below, the Administrative Agent is authorized by the US Borrowers and the US Lenders, from time to time in the Administrative Agent's sole discretion (but shall have absolutely no obligation), to make Loans to the US Borrowers, on behalf of all Lenders, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral owned by the US Loan Parties, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the US Loans and other Obligations of the US Borrowers, or (iii) to pay any other amount chargeable to or required to be paid by the US Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.3) and other sums payable under the Loan Documents (any of such Loans are herein referred to as "US PROTECTIVE ADVANCES"); provided that, the aggregate amount of US Protective Advances outstanding at any time shall not at any time exceed $15,000,000; provided further that, the aggregate amount of outstanding US Protective Advances plus the aggregate US Revolving Exposure shall not exceed the aggregate US Revolving Commitments. US Protective Advances may be made even if the conditions precedent set forth in Section 4.2 have not been


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

satisfied. The US Protective Advances shall be secured by the Liens in favor of the US Collateral Agent in and to the Collateral and shall constitute US Secured Obligations hereunder. All US Protective Advances shall be ABR Borrowings. The Administrative Agent's authorization to make US Protective Advances may be revoked at any time by the Supermajority Revolving Lenders. Any such revocation must be in writing and shall become effective upon the Administrative Agent's receipt thereof. At any time that there is sufficient US Availability and the conditions precedent set forth in Section 4.2 have been satisfied, the Administrative Agent may request the US Revolving Lenders to make a US Revolving Loan to repay a US Protective Advance. At any other time the Administrative Agent may require the US Lenders to fund their risk participations described in
Section 4.2(b).

               (b) Subject to the limitations set forth below, the Canadian Administrative Agent is authorized by the Canadian Borrowers and the Canadian Lenders, from time to time in the Canadian Administrative Agent's sole discretion (but shall have absolutely no obligation), to make Loans to the Canadian Borrowers, on behalf of all Canadian Lenders, which the Canadian Administrative Agent, in its Permitted Discretion, deems necessary or desirable
(1) to preserve or protect the Collateral owned by the Canadian Loan Parties, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Canadian Revolving Loans and other Obligations of the Canadian Borrowers, or (3) to pay any other amount chargeable to or required to be paid by the Canadian Borrowers pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.3) and other sums payable under the Loan Documents (any of such Loans are herein referred to as "CANADIAN PROTECTIVE ADVANCES"); provided that, the aggregate amount of Canadian Protective Advances outstanding at any time shall not at any time exceed $2,500,000; provided further that, the aggregate amount of outstanding Canadian Protective Advances plus the aggregate Canadian Revolving Exposure shall not exceed the aggregate Canadian Revolving Commitments. Canadian Protective Advances may be made even if the conditions precedent set forth in Section 4.2 have not been satisfied. The Canadian Protective Advances shall be secured by the Liens in favor of the Canadian Collateral Agent in and to the Collateral owned by the Canadian Loan Parties and shall constitute Canadian Secured Obligations hereunder. All Canadian Protective Advances shall be Dollar Denominated and ABR Borrowings. The Canadian Administrative Agent's authorization to make Canadian Protective Advances may be revoked at any time by the Supermajority Revolving Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Canadian Administrative Agent's receipt thereof. At any time that there is sufficient Canadian Availability and the conditions precedent set forth in Section 4.2 have been satisfied, the Canadian Administrative Agent may request the Canadian Lenders to make a Canadian Revolving Loan to repay a Canadian Protective Advance. At any other time the Canadian Administrative Agent may require the Canadian Lenders to fund their risk participations described in Section 4.2(b).

               (c) Upon the making of a Protective Advance (whether before or after the occurrence of a Default), (i) in the case of a US Protective Advance made by the Administrative Agent, each US Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such US Protective Advance in proportion to its Applicable Percentage, and (ii) in the case of a Canadian Protective Advance made by the Canadian Administrative Agent, each Canadian Lender shall be deemed, without further action


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

by any party hereto, to have irrevocably and unconditionally purchased from the Canadian Administrative Agent without recourse or warranty, an undivided interest and participation in such Canadian Protective Advance in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent or the Canadian Administrative Agent (as applicable) in respect of such Protective Advance.

          SECTION 2.5 SWINGLINE LOANS AND OVERADVANCES.

               (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the US Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $30,000,000 or (ii) the total US Revolving Exposures exceeding (x) the lesser of (A) the total US Revolving Commitments and
(B) the US Borrowing Base, minus (y) the Commitment Reserves; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrowers may borrow, prepay and reborrow Swingline Loans. To request a Swingline Loan, the Borrower Representative US shall notify the Administrative Agent of such request by telephone (confirmed by facsimile), not later than 11:00 a.m., Chicago time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower Representative US. The Swingline Lender shall make each Swingline Loan available to the US Borrowers by means of a credit to the US Funding Account (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.6(e), by remittance to the Issuing Bank, and in the case of repayment of another Loan or fees or expenses as provided by Section 2.19(d), by remittance to the Administrative Agent to be distributed to the US Lenders) by 2:00 p.m., Chicago time, on the requested date of such Swingline Loan. In addition, the US Borrowers hereby authorize the Swingline Lender to, and the Swingline Lender shall, subject to the terms and conditions set forth herein (but without any further written notice required), not later than 1:00 p.m., Chicago time, on each Business Day, make available to the US Borrowers by means of a credit to the US Funding Account, the proceeds of a Swingline Loan to the extent necessary to pay items to be drawn on any Controlled Disbursement Account that day (as determined based on notice from the Administrative Agent).

               (b) The Swingline Lender may by written notice given to the Administrative Agent not later than 9:00 a.m., Chicago time, on any Business Day require the US Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which US Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each US Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each US Revolving Lender


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

hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such US Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each US Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each US Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.7 with respect to US Revolving Loans made by such US Revolving Lender (and Section 2.7 shall apply, mutatis mutandis, to the payment obligations of the US Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the US Revolving Lenders. The Administrative Agent shall notify the Borrower Representative US of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the US Borrowers (or other party on behalf of the US Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the US Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the US Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the US Borrowers of any default in the payment thereof.

               (c) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative US, the Administrative Agent may in its sole discretion (but with absolutely no obligation), make US Revolving Loans to the US Borrowers, on behalf of the US Revolving Lenders, in amounts that exceed Availability (any such excess US Revolving Loans are herein referred to collectively as "US OVERADVANCES"); provided that, no US Overadvance shall result in a Default due to US Borrowers' failure to comply with Section 2.1 for so long as such US Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such US Overadvance. In addition, US Overadvances may be made even if the condition precedent set forth in Section 4.2(c) has not been satisfied. All US Overadvances shall constitute ABR Borrowings. The authority of the Administrative Agent to make US Overadvances is limited to an aggregate amount not to exceed $15,000,000 at any time, each US Overadvance shall mature and be due on the earlier of the Maturity Date, demand by the Administrative Agent and thirty days after such US Overadvance is made and no US Overadvance shall cause any US Revolving Lender's US Revolving Exposure to exceed its US Revolving Commitment; provided that, the Required Lenders may at any time revoke the Administrative Agent's authorization to make US Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent's receipt thereof.


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

               (d) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative Canada, the Canadian Administrative Agent may in its sole discretion (but with absolutely no obligation), make Canadian Revolving Loans to the Canadian Borrowers, on behalf of the Canadian Lenders, in amounts that exceed Canadian Availability (any such excess Canadian Revolving Loans are herein referred to collectively as "CANADIAN OVERADVANCES"); provided that, no Canadian Overadvance shall result in a Default due to Canadian Borrowers' failure to comply with Section 2.1 for so long as such Canadian Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Canadian Overadvance. In addition, Canadian Overadvances may be made even if the condition precedent set forth in Section 4.2(c) has not been satisfied. All Canadian Overadvances shall constitute Dollar Denominated ABR Borrowings. The authority of the Canadian Administrative Agent to make Canadian Overadvances is limited to an aggregate amount not to exceed $2,500,000 at any time, each Canadian Overadvance shall mature and be due on the earlier of the Maturity Date, demand by the Canadian Administrative Agent and thirty days after such Canadian Overadvance is made and no Canadian Overadvance shall cause any Canadian Lender's Canadian Revolving Exposure to exceed its Canadian Revolving Commitment; provided that, the Required Lenders may at any time revoke the Canadian Administrative Agent's authorization to make Canadian Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Canadian Administrative Agent's receipt thereof.

               (e) Upon the making of an Overadvance (i) in the case of a US Overadvance made by the Administrative Agent, each US Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such US Overadvance in proportion to its Applicable Percentage of the US Revolving Commitment, and (ii) in the case of a Canadian Overadvance made by the Canadian Administrative Agent, each Canadian Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Canadian Administrative Agent without recourse or warranty, an undivided interest and participation in such Canadian Overadvance in proportion to its Applicable Percentage of the Canadian Revolving Commitment. The Administrative Agent and the Canadian Administrative Agent (as applicable) may, at any time, require the Revolving Lenders to fund their participations. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Overadvance purchased hereunder, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent or the Canadian Administrative Agent (as applicable) in respect of such Loan.

               (f) Upon the making of a Swingline Loan (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan), each US Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Swingline Lender, without recourse or warranty, an undivided interest and participation in such Swingline Loan in proportion to its Applicable Percentage of the US Revolving Commitment. The Swingline Lender may, at any time, require the US Revolving Lenders to fund their participations. From


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

and after the date, if any, on which any US Revolving Lender is required to fund its participation in any Swingline Loan purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender's Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Loan.

               (g) The Administrative Agent, on behalf of the Swingline Lender, shall request settlement (a "SETTLEMENT") with the US Revolving Lenders on at least a weekly basis or on any date that the Administrative Agent elects, by notifying the US Revolving Lenders of such requested Settlement by facsimile, telephone, or e-mail no later than 12:00 noon Chicago time on the date of such requested Settlement (the "US SETTLEMENT DATE"). Each US Revolving Lender (other than the Swingline Lender, in the case of the Swingline Loans) shall transfer the amount of such US Revolving Lender's Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, not later than 2:00 p.m., Chicago time, on such US Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.2 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amounts of the Swingline Lender's Swingline Loans and, together with Swingline Lender's US Applicable Percentage of such Swingline Loan, shall constitute US Revolving Loans of such US Revolving Lenders, respectively. If any such amount is not transferred to the Administrative Agent by any US Revolving Lender on such US Settlement Date, the Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in
Section 2.7.

          SECTION 2.6 LETTERS OF CREDIT.

               (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative US may request the issuance of Letters of Credit for the account of one or more Loan Parties, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a US Borrower to, or entered into by a US Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

               (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative US shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
Bank) to the Issuing Bank and the Administrative Agent (prior to 9:00 am, Chicago time, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension, or such shorter period of time as may be agreed to by the Administrative Agent and the Issuing Bank) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.6(c)), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to


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

prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the requesting US Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit each US Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $30,000,000 and (ii) the total US Revolving Exposures shall not exceed (A) the lesser of the total US Revolving Commitments and the US Borrowing Base, minus (B) the Commitment Reserves.

               (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

               (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the US Revolving Lenders, the Issuing Bank hereby grants to each US Revolving Lender, and each US Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each US Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the US Borrowers on the date due as provided in Section 2.6(e), or of any reimbursement payment required to be refunded to the US Borrowers for any reason. Each US Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

               (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the US Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Chicago time, on the date that such LC Disbursement is made, if the Borrower Representative US shall have received notice of such LC Disbursement prior to 9:00 a.m., Chicago time, on such date, or, if such notice has not been received by the Borrower Representative US prior to such time on such date, then not later than 11:00 a.m., Chicago time, on (i) the Business Day that the Borrower Representative US receives such notice, if such notice is received prior to 9:00 a.m., Chicago time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative US receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $250,000, the US Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.3 or Section 2.5 that such payment be financed with an ABR Revolving Loan Borrowing or Swingline Loan Borrowing in an equivalent amount and, to the


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extent so financed, the US Borrowers' obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing or Swingline Loan Borrowing. If the US Borrowers fail to make such payment when due, the Administrative Agent shall notify each US Revolving Lender of the applicable LC Disbursement, the payment then due from the US Borrowers in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each US Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the US Borrowers, in the same manner as provided in Section 2.7 with respect to Loans made by such Lender (and Section 2.7 shall apply, mutatis mutandis, to the payment obligations of the US Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the US Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the US Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that US Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a US Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the US Borrowers of their obligation to reimburse such LC Disbursement.

               (f) Obligations Absolute. The US Borrowers' obligation to reimburse LC Disbursements as provided in Section 2.6(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the US Borrowers' obligations hereunder. Neither the Administrative Agent, the US Revolving Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the US Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the US Borrowers to the extent permitted by applicable law) suffered by the US Borrowers that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be


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

deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

               (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the US Borrowers by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the US Borrowers of their obligation to reimburse the Issuing Bank and the US Revolving Lenders with respect to any such LC Disbursement.

               (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the US Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the US Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the US Borrowers fail to reimburse such LC Disbursement when due pursuant to Section 2.6(e), then Section 2.13(e) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any US Revolving Lender pursuant to Section 2.6(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

               (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower Representative US, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the US Revolving Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the US Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "ISSUING BANK" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

               (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative US receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, US Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure)


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demanding the deposit of cash collateral pursuant to this paragraph, the US
Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the US Revolving Lenders (the "LC COLLATERAL ACCOUNT"), an amount in cash equal to 105% of the LC Shortfall Amount as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrowers described in clause (h) or (i) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the US Borrowers hereby grant the Administrative Agent a security interest in the LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the US Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the US Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of US Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations. If the US Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of a Default, such amount (to the extent not applied as aforesaid) shall be returned to the US Borrowers within three Business Days after all such Defaults have been cured or waived.

          SECTION 2.7 FUNDING OF BORROWINGS.

               (a) Each US Revolving Lender (in the case of any Borrowing of US Revolving Loans) and, subject to Section 2.10(j), each Canadian Lender (in the case of any Borrowing of Canadian Revolving Loans) shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m. (in the case of Eurodollar Loans) and 1:00 p.m. (in the case of ABR, Canadian Prime Rate and B/A Loans), Chicago time, to the account of the Administrative Agent (or the Canadian Administrative Agent in the case of a Borrowing of Canadian Revolving Loans) most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender's Applicable Percentage; provided that, Swingline Loans shall be made as provided in Section 2.5. The Administrative Agent or the Canadian Administrative Agent (as applicable) will make such Loans available to the Borrower Representative US by promptly crediting the amounts so received, in like funds, to the applicable Canadian Funding Account or US Funding Account; provided that ABR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.6(e) shall be remitted by the Administrative Agent to the Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent.

               (b) Unless the Administrative Agent or the Canadian Administrative Agent (as applicable) shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent or the Canadian Administrative Agent (as applicable) such Lender's share of such Borrowing, subject to


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Section 2.10(j) with respect to Canadian Revolving Loans, the Administrative
Agent or the Canadian Administrative Agent (as applicable) may assume that such Lender has made such share available on such date in accordance with Section 2.7(a) and may, in reliance upon such assumption, make available to the applicable Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent or the Canadian Administrative Agent (as applicable), then the applicable Lender and the applicable Borrowers severally agree to pay to the Administrative Agent or the Canadian Administrative Agent (as applicable) forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrowers, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent or the Canadian Administrative Agent (as applicable), then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.8 INTEREST ELECTIONS.

               (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing or a B/A Borrowing, shall have an initial Interest Period or Contract Period (as applicable) as specified in such Borrowing Request. Thereafter, the applicable Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing or a B/A Borrowing, may elect Interest Periods or Contract Periods (as applicable) therefor, all as provided in this Section. The applicable Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loan Borrowings, Overadvances or Protective Advances, which may not be converted or continued.

               (b) To make an election pursuant to this Section, the applicable Borrower Representative shall notify the Administrative Agent or the Canadian Administrative Agent (as applicable) of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent or the Canadian Administrative Agent (as applicable) of a written Interest Election Request in a form approved by the Administrative Agent or the Canadian Administrative Agent (as applicable) and signed by the applicable Borrower Representative.

               (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

                    (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the


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     portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                    (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                    (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                    (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "INTEREST PERIOD".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration.

               (d) Promptly following receipt of an Interest Election Request, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall advise each Lender affected thereby of the details thereof and of such Lender's portion of each resulting Borrowing.

               (e) If a Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representatives, then, so long as a Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

               (f) With respect to each B/A Borrowing, at or before 12:00 p.m.
(noon), Toronto, Ontario Canada time, three Business Days before the maturity date of such B/As, the Canadian Borrowers shall notify in writing the Canadian Administrative Agent, if the Canadian Borrowers intend to issue B/As on such maturity date to provide for the payment of such maturing B/As. If the Canadian Borrowers fail to notify the Canadian Administrative Agent of their intention to issue B/As on such maturity the Canadian Borrowers shall provide payment to the Canadian Administrative Agent for the account of the Canadian Lenders of an amount equal to the aggregate face amount of such B/As on the maturity date of such B/As. If the Canadian Borrowers fail to make such payment, such maturing B/As shall be deemed to have been converted on their maturity date into a Canadian Prime Rate Loan in an aggregate principal amount equal to the aggregate face amounts of such B/As and the Canadian Borrowers shall on demand jointly and severally pay any losses, costs or penalties that may have been incurred by the Canadian Administrative Agent or any Canadian Lender due to the failure of the Canadian Borrowers to make such payment. No B/A may be rolled over when any Default has occurred


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and is continuing and the Canadian Administrative Agent has or the Canadian
Lenders have determined in its or their sole discretion that such conversion is not appropriate.

               (g) Subject to the provisions of this Agreement, the Canadian Borrowers may, prior to the Maturity Date, effective on any Business Day, convert in whole or part, Canadian Prime Rate Loans into B/As or vice versa (but only on the last day of a Contract Period in the case of conversions of B/As) upon giving to the Canadian Administrative Agent three Business Days' prior notice, provided, that: (i) no Canadian Prime Rate Loan may be converted into a B/A when any Default has occurred and is continuing and the Canadian Administrative Agent has or the Canadian Lenders have determined in its or their sole reasonable discretion that such conversion is not appropriate; and (ii) each conversion pursuant to this paragraph shall be not be less than C$500,000 and shall in an integral multiple of C$100,000. In the case of conversions of Canadian Prime Rate Loans into B/As, the Canadian Borrowers shall jointly and severally pay to the Canadian Administrative Agent, for the account of the Canadian Lender accepting such B/A, on the date of such conversion an amount equal to (A) the difference between the principal amount of the converted Canadian Prime Rate Loan less the Discount Proceeds plus (B) the Acceptance Fee to which such Canadian Lender is entitled upon acceptance of such B/A. If the Canadian Borrowers shall not have delivered a Borrowing Request in accordance with this paragraph prior to the maturity date then in effect for any B/A Borrowing requesting that such Borrowing be refinanced with another B/A Borrowing or converted to a Canadian Prime Rate Borrowing, then the Canadian Borrowers shall (unless the Canadian Borrowers have notified the Canadian Administrative Agent, before 11:00 a.m., Toronto, Ontario Canada time, not less than one Business Day prior to such maturity date, that such Borrowing is to be repaid on such maturity date) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of the same amount, and such new Borrowing shall be a Canadian Prime Rate Borrowing.

          SECTION 2.9 TERMINATION AND REDUCTION OF COMMITMENTS.

               (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

               (b) The US Borrowers may at any time terminate the US Commitments in their entirety upon (i) the payment in full of all outstanding US Loans, together with accrued and unpaid interest thereon and on any Letters of Credit,
(ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit (or at the discretion of the Administrative Agent a back up standby letter of credit satisfactory to the Administrative Agent) equal to 105% of the LC Shortfall Amount as of such date),
(iii) the payment in full of the accrued and unpaid fees owing by the US Borrowers, and (iv) the payment in full of all reimbursable expenses and other Obligations of the US Borrowers together with accrued and unpaid interest thereon. The Canadian Borrowers may at any time terminate the Canadian Commitments in their entirety upon (1) the payment in full of all outstanding Canadian Loans, together with accrued and unpaid interest thereon, (2) the payment in full of the accrued and unpaid fees owing by the Canadian Borrowers, and (3) the payment in full of all reimbursable expenses and other Obligations of the Canadian Borrowers together with accrued and unpaid interest thereon.


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               (c) The US Borrowers may from time to time reduce the US
Revolving Commitments; provided that (x) each reduction of the US Revolving Commitments shall be in an amount that is an integral multiple of $10,000,000 and (y) the US Borrowers shall not reduce the US Revolving Commitments if, after giving effect to any concurrent prepayment of the US Revolving Loans in accordance with Section 2.10, the sum of the US Revolving Exposures would exceed
(A) the lesser of the total US Revolving Commitments and the US Borrowing Base minus (B) the Commitment Reserves. In the event the sum of the total unfunded Commitments plus the aggregate principal amount (without duplication) of Revolving Exposures and other Loans outstanding at any time is reduced to $100,000,000 or less, the Commitments shall terminate and all Obligations shall become immediately due and payable in full.

               (d) The applicable Borrower Representative shall notify the Administrative Agent of any election to terminate the US Commitments or the Canadian Commitments under Section 2.9(b) or to reduce the US Revolving Commitments under Section 2.9(c) at least thirty (30) days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by a Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by a Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by such Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the US Revolving Commitments shall be made ratably among the US Revolving Lenders in accordance with their respective US Revolving Commitments.

          SECTION 2.10 REPAYMENT AND AMORTIZATION OF LOANS; EVIDENCE OF DEBT.

               (a) The US Borrowers hereby, jointly and severally, unconditionally promise to pay (i) to the Administrative Agent for the account of each US Revolving Lender the then unpaid principal amount of each US Revolving Loan on the Maturity Date, (ii) to the Administrative Agent the then unpaid amount of each US Protective Advance on the earlier of the Maturity Date and demand by the Administrative Agent, (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a US Revolving Loan is made, the US Borrowers shall repay all Swingline Loans then outstanding, and
(iv) to the Administrative Agent the then unpaid principal amount of each US Overadvance on the earlier of the Maturity Date, demand by the Administrative Agent and the 30th day after such US Overadvance is made.

               (b) The Canadian Borrowers hereby, jointly and severally, unconditionally promise to pay (i) to the Canadian Administrative Agent for the account of each Canadian Lender the then unpaid principal amount of each Canadian Revolving Loan on the Maturity Date, (ii) to the Canadian Administrative Agent the then unpaid amount of each Canadian Protective Advance on the earlier of the Maturity Date and demand by the Canadian Administrative Agent, and (iii) to the Canadian Administrative Agent the then unpaid principal


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amount of each Canadian Overadvance on the earlier of the Maturity Date, demand by the Canadian Administrative Agent and the 30th day after such Canadian Overadvance is made.

               (c) At all times that full cash dominion is in effect pursuant to
Section 7.3 of the US Security Agreement, on each Business Day, at or before 11:00 a.m., Chicago time, the Administrative Agent shall apply all immediately available funds credited to the Collection Accounts (as defined in the US Security Agreement) other than the Export-Related Collection Account first to prepay any US Protective Advances and US Overadvances that may be outstanding, pro rata, and second to prepay the US Revolving Loans (including Swingline Loans) and, if an Event of Default has occurred and is continuing, to cash collateralize outstanding LC Exposure in an amount equal to 105% of the LC Shortfall Amount.

               (d) At all times that full cash dominion is in effect pursuant to
Section 7.3 of the Canadian Security Agreement, on each Business Day, at or before 11:00 a.m., Toronto, Ontario, Canada time, the Canadian Administrative Agent shall, subject to Section 2.10(j), apply all immediately available funds credited to the Collection Accounts (as defined in the Canadian Security Agreement) first to prepay any Canadian Protective Advances and Canadian Overadvances that may be outstanding, pro rata, and second to prepay the Canadian Revolving Loans.

               (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (f) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each US Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the US Borrowers to each US Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the US Lenders and each US Lender's share thereof.

               (g) The Canadian Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Canadian Revolving Loan made hereunder, the Class and Type thereof and the Interest Period or Contract Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Canadian Borrowers to each Canadian Lender hereunder and (iii) the amount of any sum received by the Canadian Administrative Agent hereunder for the account of the Canadian Lenders and each Canadian Lender's share thereof.

               (h) The entries made in the accounts maintained pursuant to
Section 2.10(e) - Section 2.10(g) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender, the Administrative Agent or the Canadian Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.


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               (i) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

               (j) Subject to Section 2.1(b)(ii), the Canadian Administrative Agent may (but shall not be required to) make Canadian Revolving Loans to the Canadian Borrowers notwithstanding the fact that the Borrowing Request therefor does not comply with the delivery deadlines set forth in Section 2.3. Each Canadian Lender hereby unconditionally agrees to make a settlement regarding any such Canadian Revolving Loans in accordance with this Section. The Canadian Administrative Agent shall on any Canadian Settlement Date, and upon notice given by the Canadian Administrative Agent no later than 12:00 noon Toronto, Ontario Canada time, request each Canadian Lender to make and each Canadian Lender hereby agrees to make, a Canadian Revolving Loan in an amount equal to such Canadian Lender's Applicable Percentage of the aggregate amount of the Canadian Revolving Loans made by the Canadian Administrative Agent from the preceding Canadian Settlement Date to the date of such notice. Each Canadian Lender's obligation to make the Canadian Revolving Loans referred to in this Section and to make the settlements pursuant to this Section shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which any such Canadian Lender or the Canadian Borrowers may have against the Canadian Administrative Agent, any Canadian Borrower, any Canadian Lender or any other Person for any reason whatsoever; (ii) any adverse change in the condition (financial or otherwise) of the Canadian Borrowers; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Without limiting the liability and obligation of each Canadian Lender to make such advances, the Canadian Borrowers authorize the Canadian Administrative Agent to charge the Canadian Borrower's account to the extent amounts received from the Canadian Lenders are not sufficient to repay in full the amount of any such deficiency. On the Canadian Settlement Date, the Canadian Administrative Agent and the Canadian Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Canadian Settlement Date, the Canadian Lenders shall have their Applicable Percentage of all outstanding Canadian Revolving Exposure. The Canadian Lenders acknowledge and agree that the Canadian Revolving Exposure of the Canadian Administrative Agent may exceed the amount of its Canadian Revolving Commitment (the "CANADIAN ADMINISTRATIVE AGENT OVERLINE") solely as a result of the Canadian Administrative Agent making advances on behalf of the other Canadian Lenders pending settlement pursuant to this Section, but that such Canadian Administrative Agent Overline shall in no way affect, limit or modify in any respect the other Canadian Lenders' obligations to settle with the Canadian Administrative Agent provided in this Section. The Canadian Administrative Agent shall, after receipt of any interest and fees earned under this Agreement, promptly remit to the Canadian Lenders their pro rata portion (based on their Applicable Percentages) of any (i) fees they are entitled to receive, and (ii) interest computed at the rate and as provided for in this Agreement on all outstanding amounts advanced by the Canadian Lenders on each Canadian Settlement Date, prior to adjustment for such settlement, which fees and interest are subsequent to the last


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remittance by the Canadian Administrative Agent to the Canadian Lenders of such interest amounts, provided, however, that, the Canadian Lenders (other than the Canadian Administrative Agent in its role as the agent for and on behalf of the Canadian Lenders) shall not share in any of the fees provided for in any Fee Letter. The Canadian Administrative Agent shall not be permitted to make any B/A Loans or Eurodollar Loans on behalf of the other Canadian Lenders.

          SECTION 2.11 PREPAYMENT OF LOANS.

               (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing (other than B/A Loans) in whole or in part, subject to prior notice in accordance with Section 2.11(g).

               (b) Except for US Overadvances permitted under Section 2.5, in the event and on such occasion that the total US Revolving Exposure exceeds (x) the lesser of (A) the aggregate US Revolving Commitments and (B) the US Borrowing Base, minus (y) the Commitment Reserves with respect to the US Revolving Commitments, the US Borrowers shall prepay the US Revolving Loans, LC Exposure and/or Swingline Loans in an aggregate amount equal to such excess.

               (c) Except for Canadian Overadvances permitted under Section 2.5, in the event and on such occasion that the total Canadian Revolving Exposure exceeds (x) the lesser of (A) the aggregate Canadian Revolving Commitments and
(B) the Canadian Borrowing Base, minus (y) the Commitment Reserves with respect to the Canadian Revolving Commitments, the Canadian Borrowers shall prepay the Canadian Revolving Loans in an aggregate amount equal to such excess.

               (d) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Proceeds are received by any Loan Party, prepay the Obligations as set forth in Section 2.11(e) or Section 2.11(f), as applicable, below in an aggregate amount equal to 100% of such Net Proceeds.

               (e) All such amounts prepaid by the US Borrowers pursuant to
Section 2.11(d) (as to any insurance or condemnation proceeds, to the extent they arise from casualties or losses to Collateral) shall be applied, first to prepay any US Protective Advances and US Overadvances that may be outstanding, pro rata, second to prepay the US Revolving Loans (including Swingline Loans) without a corresponding reduction in the US Revolving Commitment and, if an Event of Default shall have occurred and is continuing, to cash collateralize outstanding LC Exposure in an amount equal to 105% of the LC Shortfall Amount, third to prepay any Canadian Protective Advances and Canadian Overadvances that may be outstanding, pro rata, fourth to prepay the Canadian Revolving Loans without a corresponding reduction in the Canadian Revolving Commitment, and fifth, if an Event of Default shall have occurred and is continuing, to repay the Export-Related Obligations. Notwithstanding the foregoing, all such amounts required to be repaid by the US Borrowers pursuant to Section 2.11(d) (as to any insurance or condemnation proceeds to the extent they arise from casualties or losses to Export-Related Inventory or Proceeds thereof) shall be applied in the manner provided in the Export-Related Loan Agreement to the extent required thereunder, and then as provided in this paragraph. If the


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precise amount of insurance or condemnation proceeds allocable to Inventory as compared to equipment, fixtures and Real Property is not otherwise determined, the allocation and application of those proceeds shall be determined by the Administrative Agent, in its Permitted Discretion.

               (f) All such amounts prepaid by the Canadian Borrowers pursuant to Section 2.11(d) (as to any insurance or condemnation proceeds, to the extent they arise from casualties or losses to Collateral) shall be applied, first to prepay any Canadian Protective Advances and Canadian Overadvances that may be outstanding, pro rata, and second to prepay the Canadian Revolving Loans without a corresponding reduction in the Canadian Revolving Commitment.

               (g) the applicable Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., Chicago time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., Chicago time, one Business Day before the date of prepayment or
(iii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., Chicago time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.9, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.9. Promptly following receipt of any such notice relating to a US Revolving Loan Borrowing, the Administrative Agent shall advise the US Lenders of the contents thereof. Each partial prepayment of any US Revolving Loan Borrowing shall be in an amount that would be permitted in the case of an advance of a US Revolving Loan Borrowing, as applicable, of the same Type as provided in Section 2.2. Each prepayment of a US Revolving Loan Borrowing shall be applied ratably to the US Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

               (h) The Canadian Borrowers shall notify the Canadian Administrative Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 10:00 a.m., Chicago time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR or Canadian Prime Rate Borrowing, not later than 10:00 a.m., Chicago time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by
Section 2.9, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.9. Promptly following receipt of any such notice relating to a Canadian Revolving Loan Borrowing, the Canadian Administrative Agent shall advise the Canadian Lenders of the contents thereof. Each partial prepayment of any Canadian Revolving Loan Borrowing shall be in an amount that would be permitted in the case of an advance of a Canadian Revolving Loan Borrowing of the same Type as provided in Section 2.2. Each prepayment of a Canadian Revolving Loan Borrowing shall be applied ratably


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to the Canadian Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

          SECTION 2.12 FEES.

               (a) The US Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each US Revolving Lender a commitment fee computed at a rate per annum equal to the Commitment Fee Rate on the average daily amount of the aggregate Available US Revolving Commitments during the period from and including the Effective Date to but excluding the date on which the US Revolving Commitments terminate. The Canadian Borrowers agree, jointly and severally, to pay to the Canadian Administrative Agent for the account of each Canadian Lender a commitment fee computed at a rate per annum equal to the Commitment Fee Rate on the average daily amount of the aggregate Available Canadian Revolving Commitments during the period from and including the Effective Date to but excluding the date on which the Canadian Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the first day of each calendar month in respect of the previous calendar month and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

               (b) The US Borrowers agree, jointly and severally, to pay (i) to the Administrative Agent for the account of each US Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such US Lender's US Revolving Commitment terminates and the date on which such US Revolving Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the US Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar month shall be payable on the first Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the US Revolving Commitments terminate and any such fees accruing after the date on which the US Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).


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               (c) The US Borrowers agree, jointly and severally, to pay to the
Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

               (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent or the Canadian Administrative Agent (as applicable) (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

          SECTION 2.13 INTEREST.

               (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

               (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

               (c) The Loans comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate.

               (d) Each Protective Advance and each Overadvance (i) made in Dollars shall bear interest at the Alternate Base Rate plus the Applicable Rate for ABR Loans plus 2% or (ii) made in C$ shall bear interest at the Canadian Prime Rate plus the Applicable Rate for Canadian Prime Rate Loans plus 2%.

               (e) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to a Borrower Representative (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 2.9 requiring the consent of "each Lender affected thereby" for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder.

               (f) Accrued interest on each ABR Loan, Eurodollar Loan and Canadian Prime Rate Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to Section 2.13(e) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or a Canadian Prime Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

               (g) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate


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Base Rate is based on the Prime Rate shall be computed on the basis of a year of
365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

               (h) Solely for purposes of determining the amount of interest which accrues and is payable in respect of Revolving Loans, payments of principal will be deemed to be applied to the outstanding principal balance of the Revolving Loans on the first Business Day following receipt by the Administrative Agent or the Canadian Administrative Agent (as applicable) of collected funds.

          SECTION 2.14 BANKERS' ACCEPTANCES.

               (a) Subject to the terms and conditions of this Agreement, the Canadian Borrowers may request Borrowings of Canadian Revolving Loans by presenting drafts for acceptance and purchase as B/As by the Canadian Lenders.

               (b) To facilitate availment of B/A Borrowings, the Canadian Borrowers hereby appoint each Canadian Lender as their attorney-in-fact to sign and endorse on their behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of B/As in the form requested by such Canadian Lender. In this respect, it is each Canadian Lender's responsibility to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. The Canadian Borrowers recognize and agree that all B/As signed and/or endorsed on its behalf by a Canadian Lender shall jointly and severally bind the Canadian Borrowers as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of each Canadian Borrower. Each Canadian Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Canadian Lender, provided, that the aggregate amount thereof is equal to the aggregate amount of B/As required to be accepted and purchased by such Canadian Lender. No Canadian Lender or any Affiliate thereof shall be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of such Canadian Lender or its Affiliate, as applicable, or its officers, employees, agents or representatives. Each Canadian Lender shall maintain a record with respect to B/As (1) received by it in blank hereunder,
(2) voided by it for any reason, (3) accepted and purchased by it hereunder and
(4) canceled at their respective maturities. Each Canadian Lender further agrees to retain such records in the manner and for the statutory periods provided in the various provincial or federal statutes and regulations which apply to such Canadian Lender. Each Canadian Lender agrees to provide a copy of such records to the Canadian Borrowers at the Canadian Borrowers' expense upon request. On request by or on behalf of the Canadian Borrowers, a Canadian Lender shall cancel all forms of B/As which have been pre-signed or pre-endorsed on behalf of the Canadian Borrowers and which are held by such Canadian Lender and are not required to be issued in accordance with the Canadian Borrowers' irrevocable notice. The Canadian Borrowers agree that, at the request of the Canadian Administrative Agent, they shall deliver to the Canadian Administrative Agent a "depository note" which complies with the requirements of the Depository Bills and Notes Act (Canada) and consents to the deposit of any


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such depository note in the book-based clearance system maintained by the
Canadian Depository for Securities.

               (c) Drafts of the Canadian Borrowers to be accepted as B/As hereunder shall be signed as set forth in this Section 2.14. Notwithstanding that any person whose signature appears on any B/A may no longer be an authorized signatory for any Canadian Lender or the Canadian Borrowers at the date of issuance of a B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on the Canadian Borrowers.

               (d) Promptly following receipt of a Borrowing Request or notice of rollover by way of B/As, the Canadian Administrative Agent shall so advise the Canadian Lenders and shall advise each Canadian Lender of the aggregate face amount of the B/As to be accepted by it and the applicable Contract Period (which shall be identical for all Canadian Lenders). The aggregate face amount of the B/As to be accepted by the Canadian Lenders in respect of any Borrowing or rollover of B/A Loans shall be not less than C$500,000 and shall be in an integral multiple of C$100,000.

               (e) Upon acceptance of a B/A by a Canadian Lender, such Canadian Lender shall purchase, or arrange the purchase of, such B/A from the Canadian Borrowers at the Discount Rate for such Canadian Lender applicable to such B/A accepted by it and provide to Canadian Administrative Agent the Discount Proceeds for the account of the Canadian Borrowers in which event an Acceptance Fee shall be payable by the Canadian Borrowers to such Canadian Lender in respect of such B/A and shall be set off against the Discount Proceeds payable by such Canadian Lender under this Section.

               (f) Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/As accepted and purchased by it.

               (g) If a Canadian Lender is not a chartered bank under the Bank Act (Canada) or if a Canadian Lender notifies the Canadian Administrative Agent in writing that it is otherwise unable or unwilling to accept B/As, such Canadian Lender will, instead of accepting and purchasing B/As, purchase from the Canadian Borrowers a non-interest bearing note denominated in C$ (a "B/A EQUIVALENT NOTE"), in the form of Exhibit K, issued by the Canadian Borrowers in the amount and for the same term as the draft which such Canadian Lender would otherwise have been required to accept and purchase hereunder. Each such Canadian Lender will provide to the Canadian Administrative Agent the Discount Proceeds of such B/A Equivalent Note for the account of any Canadian Borrower. Each such B/A Equivalent Note will bear interest at the same rate which would result if such Canadian Lender had accepted (and been paid an Acceptance Fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Note shall have the same economic consequences for the Canadian Lenders and any Canadian Borrower as the B/A which such B/A Equivalent Note replaces). All such interest shall be paid in advance on the date such B/A Loan is made, and will be deducted from the principal amount of such B/A Equivalent Note in the same manner in which the Discount Proceeds of a B/A would be deducted from the face amount of the B/A. Subject to repayment requirements, on the last day of the relevant Contract Period for such B/A Equivalent Note, any Canadian Borrower shall be entitled to


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convert each such B/A Equivalent Note into another type of Loan, or to roll over each such B/A Equivalent Note into another B/A Equivalent Note, all in accordance with the corresponding provisions of this Agreement which relate to B/As.

               (h) The Canadian Borrowers waive presentment for payment and any other defense to payment of any amounts due to a Canadian Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Canadian Lender in its own right and the Canadian Borrowers agree not to claim any days of grace if such Canadian Lender as holder sues the Canadian Borrowers on the B/A for payment of the amount payable by the Canadian Borrowers thereunder. On the specified maturity date of a B/A, or such earlier date as may be required or permitted pursuant to the provisions of this Agreement, the Canadian Borrowers shall jointly and severally pay, through the Canadian Administrative Agent, the Canadian Lender that has accepted and purchased such B/A the full face amount of such B/A and after such payment, the Canadian Borrowers shall have no further liability in respect of such B/A and such Canadian Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

               (i) If a Canadian Lender grants a participation in a portion of its rights under this Agreement to a participant under Section 9.4, then in respect of any B/A Borrowing, a portion thereof may, at the option of such Canadian Lender, be by way of B/A accepted by such participant. In such event, the Canadian Borrowers shall upon request of the Canadian Administrative Agent or the Canadian Lender granting the participation execute and deliver a form of B/A indemnity in favor of such participant for delivery to such participant.

Notwithstanding anything herein to the contrary, no B/A may be prepaid prior to the maturity date thereof, except as provided in Article VIII.

          SECTION 2.15 ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

               (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

               (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to a Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies a Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.


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          SECTION 2.16 INCREASED COSTS.

               (a) If any Change in Law shall:

                    (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                    (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

               (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

               (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 2.16(a) or
Section 2.16(b) shall be delivered to the applicable Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

               (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing


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Bank, as the case may be, notifies such Borrower Representative of the Change in
Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.17 BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan or B/A Loan other than on the last day of an Interest Period or Contract Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan or B/A Loan other than on the last day of the Interest Period or Contract Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan or B/A Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.9(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan or B/A Loan other than on the last day of the Interest Period or Contract Period applicable thereto as a result of a request by a Borrower Representative pursuant to Section 2.20, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Notwithstanding the foregoing, the Canadian Borrowers shall not be required to compensate any US Lender in respect of losses arising with respect to US Loans.

          SECTION 2.18 TAXES.

               (a) Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agents, Lenders or Issuing Bank (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.


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               (c) The Borrowers shall indemnify each Agent, each Lender and the
Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified
Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (except as such penalties, interest and expenses are attributable to the negligence or willful misconduct of any Agent, any Lender or the Issuing Bank), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower Representative by a Lender or the Issuing Bank, or by an Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error. Notwithstanding the foregoing, the Canadian Borrowers shall not be required to indemnify any US Lender in respect of any Indemnified Taxes or Other Taxes arising with respect to US Secured Obligations.

               (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the applicable Borrower Representative shall deliver to the Administrative Agent or the Canadian Administrative Agent (as applicable) the original or a certified copy of a receipt, if any, issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Canadian Administrative Agent (as applicable).

               (e) Each Foreign Lender that is entitled to an exemption from, or reduction of, withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the applicable Borrower Representative (with a copy to the Administrative Agent), at the time such Foreign Lender becomes a party to this Agreement and at such later times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or regulation or reasonably requested by the applicable Borrower Representative (the "EXEMPTION CERTIFICATES") as will permit such payments to be made without withholding or at a reduced rate of withholding. If any such Foreign Lender determines, as a result of any change in applicable law or regulation or in any official application or interpretation thereof, that it is unable to provide an Exemption Certificate to any Borrower or that it is required to withdraw or cancel such Exemption Certificate previously submitted, then such Foreign Lender shall promptly notify such Borrower and Administrative Agent of that fact.

               (f) Each US Lender, Agent and Issuing Bank that is a United States person, within the meaning of section 7701(a)(30) of the Code, and is not an exempt recipient, within the meaning of Treasury Regulations section 1.6049-4(c), shall provide to the US Borrowers two properly completed and executed original copies of IRS Form W-9 or any successor form.

               (g) If an Agent, a Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.18, it shall pay over such refund to the Borrowers (but only to the extent of


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indemnity payments made, or additional amounts paid, by the Borrowers under this
Section 2.18 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent, such Lender or the Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrowers, upon the request of such Agent, such Lender or the Issuing Bank, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, such Lender or the Issuing Bank in the event such Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require any Agent, such Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrowers or any other Person.

          SECTION 2.19 PAYMENTS GENERALLY; ALLOCATION OF PROCEEDS; SHARING OF SET-OFFS.

               (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.16, Section 2.17 or Section 2.18, or otherwise) to the Administrative Agent (if such payment is made in respect of US Loans or Letters of Credit) or to the Canadian Administrative Agent (if such payment is made in respect of Canadian Revolving Loans) prior to 11:00 a.m., Chicago time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent or the Canadian Administrative Agent (as applicable), be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All payments to the Administrative Agent shall be made at its offices at 120 South LaSalle Street, 8th Floor, Mail Code IL1-1190, Chicago, Illinois 60603, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Section 2.16,
Section 2.17, Section 2.18 and Section 9.3 shall be made directly to the Persons entitled thereto. All payments to the Canadian Administrative Agent shall be made at its offices at Royal Bank Plaza, South Tower, 200 Bay Street, Suite 1800, Toronto, Ontario MJ5 2J2. The Administrative Agent or the Canadian Administrative Agent (as applicable) shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars (unless such payment is a payment of principal or interest on C$ Denominated Loans, in which case such payments shall be made in C$). At all times that full cash dominion is in effect pursuant to
Section 7.3 of the US Security Agreement, solely for purposes of determining the amount of US Revolving Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and proceeds of any Collateral owned by the US Borrowers shall be applied in whole or in part against the Obligations, on the day of receipt, subject to actual collection. At all times that full cash dominion is in effect pursuant the terms and conditions of the Canadian Security Agreement, solely for purposes of determining the amount of Canadian Revolving Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and proceeds of any Collateral owned by the Canadian Borrowers shall be applied in whole or in part against the Obligations, on the day of receipt, subject to actual collection.


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               (b) Any proceeds of the US Borrowers' Collateral, other than
Export-Related Priority Collateral (unless such Proceeds of Export-Related Priority Collateral are received at any time that the Export-Related Obligations are paid in full), received by the US Collateral Agent or the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the US Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (C) amounts to be applied from the Collection Account when full cash dominion is in effect pursuant to Section 7.3 of the US Security Agreement (which shall be applied in accordance with Section 2.10(c)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agents and the Issuing Bank from the US Borrowers (other than in connection with Banking Services or Swap Obligations), second, to pay any fees or expense reimbursements then due to the US Lenders from the US Borrowers (other than in connection with Banking Services or Swap Obligations), third, to pay interest due in respect of the US Overadvances and US Protective Advances, fourth, to pay the principal of the US Overadvances and US Protective Advances, fifth, to pay interest then due and payable on the US Loans (other than the US Overadvances and US Protective Advances) ratably, sixth, to prepay principal on the US Loans (other than the US Overadvances and US Protective Advances) and unreimbursed LC Disbursements ratably, seventh, to pay an amount to the Administrative Agent equal to one hundred five percent (105%) of the LC Shortfall Amount, to be held as cash collateral for such Obligations, eighth, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agents from the Canadian Borrowers (other than in connection with Banking Services or Swap Obligations), ninth, to pay any fees or expense reimbursements then due to the US Lenders from the Canadian Borrowers (other than in connection with Banking Services or Swap Obligations), tenth, to pay interest due in respect of the Canadian Overadvances and Canadian Protective Advances, eleventh, to pay the principal of the Canadian Overadvances and Canadian Protective Advances, twelfth, to pay interest then due and payable on the Canadian Revolving Loans (other than the Canadian Overadvances and Canadian Protective Advances) ratably, thirteenth, to prepay principal on the Canadian Revolving Loans (other than the Canadian Overadvances and Canadian Protective Advances), fourteenth, to payment of any amounts owing with respect to Banking Services and Swap Obligations, and fifteenth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Borrowers, and, sixteenth, to the Export-Related Lender for application to the Export-Related Obligations in accordance with the Export-Related Loan Agreement. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative US, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (A) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (B) in the event, and only to the extent, that there are no outstanding ABR Loans of the same Class and, in any event, the US Borrowers shall pay the break funding payment required in accordance with Section 2.17. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

               (c) Any proceeds of the Canadian Borrowers' Collateral received by the Canadian Collateral Agent or the Canadian Administrative Agent (i) not constituting either (A) a specific


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payment of principal, interest, fees or other sum payable under the Loan
Documents (which shall be applied as specified by the Canadian Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or
(C) amounts to be applied from the Collection Account when full cash dominion is in effect pursuant to Section 7.3 of the Canadian Security Agreement (which shall be applied in accordance with Section 2.10(b)) or (ii) after an Event of Default has occurred and is continuing and the Canadian Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agents and the Issuing Bank from the Canadian Borrowers (other than in connection with Banking Services or Swap Obligations), second, to pay any fees or expense reimbursements then due to the Canadian Lenders from the Canadian Borrowers (other than in connection with Banking Services or Swap Obligations), third, to pay interest due in respect of the Canadian Overadvances and Canadian Protective Advances, fourth, to pay the principal of the Canadian Overadvances and Canadian Protective Advances, fifth, to pay interest then due and payable on the Canadian Revolving Loans (other than the Canadian Overadvances and Canadian Protective Advances) ratably, sixth, to prepay principal on the Canadian Revolving Loans (other than the Canadian Overadvances and Canadian Protective Advances) ratably, seventh, to payment of any amounts owing by the Canadian Borrowers with respect to Banking Services and Swap Obligations, and eighth, to the payment of any other Secured Obligation due to the Canadian Administrative Agent or any Canadian Lender by the Canadian Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative Canada, or unless a Default is in existence, neither the Canadian Administrative Agent nor any Canadian Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (A) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (B) in the event, and only to the extent, that there are no outstanding ABR Loans of the same Class and, in any event, the Canadian Borrowers shall pay the break funding payment required in accordance with
Section 2.17. The Canadian Administrative Agent and the Canadian Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Canadian Secured Obligations.

               (d) At the election of the Administrative Agent, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.3), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative US pursuant to Section 2.3 or a deemed request as provided in this Section or may be deducted from any deposit account of a US Borrower maintained with the Administrative Agent. The US Borrowers hereby irrevocably authorize (i) the Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees owing by the US Borrowers as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute US Loans (including Swingline Loans and US Overadvances, but such a Borrowing may only constitute a US Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.3) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.3, Section 2.4 or Section 2.5, as applicable and (ii) the Administrative Agent to charge any deposit account of any US Borrower maintained with the Administrative Agent for each payment of principal, interest and fees owing by the US Borrowers as it becomes due hereunder or any other amount due under the Loan Documents.


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               (e) At the election of the Canadian Administrative Agent, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.3), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative Canada pursuant to Section 2.3 or a deemed request as provided in this Section or may be deducted from any deposit account of a Canadian Borrower maintained with the Canadian Administrative Agent. The Canadian Borrowers hereby irrevocably authorize (i) the Canadian Administrative Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees owing by the Canadian Borrowers as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Canadian Loans (including Canadian Overadvances, but such a Borrowing may only constitute a Canadian Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.3) and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.3,
Section 2.4 or Section 2.5, as applicable and (ii) the Canadian Administrative Agent to charge any deposit account of any Canadian Borrower maintained with the Canadian Administrative Agent for each payment of principal, interest and fees owing by the Canadian Borrowers as it becomes due hereunder or any other amount due under the Loan Documents.

               (f) If any US Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other US Lender, then the US Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other US Lenders to the extent necessary so that the benefit of all such payments shall be shared by the US Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective US Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the US Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a US Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate of the Borrowers (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any US Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of set-off and counterclaim with respect to such participation as fully as if such US Lender were a direct creditor of the Borrowers in the amount of such participation.

               (g) If any Canadian Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Canadian Revolving Loans resulting in such Canadian Lender receiving payment of a greater proportion of the aggregate amount of its Canadian Loans and accrued interest thereon than the proportion received by any other Canadian Lender, then the Canadian Lender receiving such


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greater proportion shall purchase (for cash at face value) participations in the
Canadian Revolving Loans of other Canadian Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Canadian Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Canadian Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Canadian Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Canadian Lender as consideration for the assignment of or sale of a participation in any of its Canadian Revolving Loans to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate of the Borrowers (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under applicable law, that any Canadian Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of set-off and counterclaim with respect to such participation as fully as if such Canadian Lender were a direct creditor of the Borrowers in the amount of such participation.

               (h) Unless the Administrative Agent or the Canadian Administrative Agent (as applicable) shall have received notice from the applicable Borrower Representative prior to the date on which any payment is due to the Administrative Agent or the Canadian Administrative Agent (as applicable) for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent or the Canadian Administrative Agent (as applicable) may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent or the Canadian Administrative Agent (as applicable) forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent or the Canadian Administrative Agent (as applicable), at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

               (i) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent or the Canadian Administrative Agent (as applicable) may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent or the Canadian Administrative Agent (as applicable) for the account of such Lender to satisfy such Lender's obligations hereunder until all such unsatisfied obligations are fully paid.

          SECTION 2.20 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. If any Lender requests compensation under Section 2.16, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then:


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               (a) such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to Section 2.16 or
Section 2.18, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (and the Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment);

               (b) the Borrowers may, at their sole expense and effort, require such Lender or any Lender that defaults in its obligation to fund Loans hereunder (herein, a "DEPARTING LENDER"), upon notice to the Departing Lender and the Administrative Agent or the Canadian Administrative Agent (as applicable), to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Bank) or the Canadian Administrative Agent (as applicable), which consent shall not unreasonably be withheld, (ii) the Departing Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments. A Departing Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

          SECTION 2.21 RETURNED PAYMENTS. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, any Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by such Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by any Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement.

          SECTION 2.22 BORROWINGS OF REVOLVING LOANS TO SATISFY SECURED OBLIGATIONS. Each of the Borrowers and each Lender hereby agree with the Administrative Agent, the Canadian Administrative Agent and each other Lender that, on each date on which any payment of interest, fees, principal or other amounts are due and owing hereunder or under any of the other Loan Documents, the Administrative Agent or the Canadian Administrative Agent (as


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applicable) may, in its sole discretion, but without any obligation to do so and subject to all other terms of this Agreement (other than any request for delivery of a Borrowing Request hereunder) cause (a) with respect to a payment in connection with any US Loan, a Borrowing of Swingline Loans to the extent available, and thereafter such Borrowings shall be US Revolving Loans which shall be ABR Loans, or (b) with respect to a payment in connection with a Canadian Revolving Loan, a Borrowing of Canadian Revolving Loans which shall be ABR Loans or Canadian Prime Rate Loans, each to be made on such date in an amount sufficient to satisfy in full all such payments of interest, fees or other amounts which are then due hereunder and, subject to Section 2.10(j) with respect to the Canadian Lenders, the Administrative Agent or the Canadian Administrative Agent (as applicable) shall disburse the proceeds of such Borrowing to itself and each applicable Lender, as applicable to satisfy all such obligations and liabilities which are then due and the Administrative Agent or the Canadian Administrative Agent (as applicable) shall give the Borrowers prompt notice of any such Borrowings.

          SECTION 2.23 JOINT AND SEVERAL LIABILITY; RIGHTS OF CONTRIBUTION.

               (a) Each US Borrower states and acknowledges that: (i) pursuant to this Agreement, the US Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (ii) each US Borrower has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of the Administrative Agent and Lenders hereunder and a desire of each US Borrower that each US Borrower execute and deliver to Administrative Agent and Lenders this Agreement; and (iv) each US Borrower has requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

               (b) Each US Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to the Administrative Agent, the Canadian Administrative Agent and the Lenders for the full and prompt payment and performance of the obligations of each Borrower under this Agreement and each other Loan Document that may specify that a particular Borrower is responsible for a given payment or performance; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify the Administrative Agent, the Canadian Administrative Agent and each Lender, on demand for and against any loss incurred by any such Agent or any Lender as a result of any of the obligations of any Borrower (the "SUBJECT BORROWER") being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to the Subject Borrower or any Person, the amount of such loss being the amount which the Administrative Agent, the Canadian Administrative Agent or the Lenders (or any of them) would otherwise have been entitled to recover from the Borrower.

               (c) Each Canadian Borrower states and acknowledges that: (i) pursuant to this Agreement, the Canadian Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity; (ii) each Canadian Borrower has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of the Administrative Agent and Lenders hereunder and a desire of each Canadian


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Borrower that each Canadian Borrower execute and deliver to Administrative Agent and Lenders this Agreement; and (iv) each Canadian Borrower has requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

               (d) Each Canadian Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to the Administrative Agent, the Canadian Administrative Agent and the Lenders for the full and prompt payment and performance of the obligations of each Canadian Borrower under this Agreement and each other Loan Document that may specify that a particular Canadian Borrower is responsible for a given payment or performance; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder to a Canadian Borrower as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify the Administrative Agent, the Canadian Administrative Agent and each Canadian Lender, on demand for and against any loss incurred by any such Agent or any Canadian Lender as a result of any of the obligations of any Canadian Borrower (the "SUBJECT CANADIAN BORROWER") being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to the Subject Canadian Borrower or any Person, the amount of such loss being the amount which the Administrative Agent, the Canadian Administrative Agent or the Canadian Lenders (or any of them) would otherwise have been entitled to recover from the Subject Canadian Borrower.

               (e) It is the intent of each US Borrower that the indebtedness, obligations and liabilities hereunder and under the other Loan Documents of no one of them be subject to challenge on any basis related to any federal or state law dealing with fraudulent conveyances or any other law related to transfers for less than fair or reasonably equivalent value. Accordingly, as of the date hereof, the liability of each US Borrower under this Section 2.23 together with all of its other liabilities to all persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing indebtedness as the same become absolute and matured ("DATED LIABILITIES") is and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("DATED ASSETS"). To this end, each US Borrower under this Section 2.23 (i) grants to and recognizes in each other US Borrower ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such US Borrower, but for the aggregate rights of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such US Borrower and (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other US Borrowers in the amount, if any, by which the Dated Liabilities of such US Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such US Borrower under this Section 2.23. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that each US Borrower will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 2.23 that each US Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder.

               (f) Each Borrower agrees and acknowledges that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other


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information presently known to the Administrative Agent, the Canadian
Administrative Agent and the Lenders regarding each Borrower, the corporate structure of the Borrowers, and the present financial condition of each Borrower. Each Borrower hereby agrees that the Required Lenders shall have the right, in their sole credit judgment, to require that any or all of the following changes be made to these credit facilities: (i) further restrict loans and advances between the Borrowers, (ii) establish separate lockbox and Controlled Disbursement Accounts for each Borrower, (iii) separate the Swingline Loans and Revolving Loans into separate revolving credit loans to each of the Borrowers as shall be determined by the Required Lenders, and (iv) establish such other procedures as shall be reasonably deemed by the Required Lenders to be useful in tracking where Loans are made under this Agreement and the source of payments received by the Lenders on such Loans.

          SECTION 2.24 INCREASE OF COMMITMENTS.

               (a) If no Default or Event of Default shall have occurred and be continuing and no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since February 13, 2007, the Borrowers may at any time from time to time prior to the Maturity Date request one or more increases of the US Revolving Commitments or Canadian Revolving Commitments by notice to the Administrative Agent in writing of the amount of such proposed increase (each such notice, a "COMMITMENT INCREASE NOTICE"); provided, however, that, (i) neither the US Revolving Commitment nor the Canadian Revolving Commitment of any Lender may be increased without such Lender's consent, (ii) the aggregate amount of the Revolving Commitments as so increased shall not exceed $325,000,000, (iii) the Canadian Revolving Commitments as so increased shall not exceed $35,000,000 in the aggregate, and
(iv) the Revolving Commitments may not be increased without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

               (b) The Borrowers may, in their sole discretion, but with the consent of the Administrative Agent as to any Person that is not at such time a Lender (which consent shall not be unreasonably withheld or delayed), offer to any existing Lender or to one or more additional banks or financial institutions the opportunity to participate in all or a portion of the increased US Revolving Commitments and/or Canadian Revolving Commitments, by notifying the Administrative Agent; provided, that the US Revolving Commitment of any New Lender shall not be less than $15,000,000 (and shall be in an integral multiple of $5,000,000) and the Canadian Revolving Commitment of any New Lender shall not be less than $10,000,000. Promptly and in any event within five (5) Business Days after receipt of notice from the Borrowers of their desire to offer such commitments to certain existing Lenders or to the additional banks or financial institutions identified therein, the Administrative Agent shall notify such proposed lenders of the opportunity to participate in all or a portion of the increased US Revolving Commitments or Canadian Revolving Commitments.

               (c) Any existing Lender that accepts the Borrowers' offer to increase its US Revolving Commitment or Canadian Revolving Commitment shall execute a Commitment Increase Agreement with the Borrowers and Agents, whereupon such Lender shall be bound by, and entitled to the benefits of, this Agreement with respect the full amount of its US Revolving Commitment or Canadian Revolving Commitment, as applicable, as so increased.


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               (d) Any additional bank or financial institution which is not an existing Lender and which accepts Borrowers' offer to participate in the increased US Revolving Commitments or Canadian Revolving Commitments shall execute and deliver to the Agents and the Borrowers a New Lender Agreement setting forth its US Revolving Commitment or Canadian Revolving Commitment (subject to the limitations on the amounts thereof set forth herein), and upon the effectiveness of such New Lender Agreement such bank or financial institution (a "NEW LENDER") shall become a US Revolving Lender or Canadian Lender, as applicable, for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and the signature pages hereof shall be deemed to be amended to add the name of such New Lender.

               (e) Upon any increase in the US Revolving Commitments or Canadian Revolving Commitments pursuant to this Section 2.24, the Commitment Schedule shall be deemed amended to reflect the US Revolving Commitment and Canadian Revolving Commitment of each Lender (including any New Lender) as thereby increased.

          SECTION 2.25 ILLEGALITY.

               (a) In the event that any Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful as a result of compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Borrowers and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

               (b) Upon the giving of the notice to the Borrowers referred to in paragraph (a) above, (i) the Borrowers' right to request (by continuation, conversion or otherwise) and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, and thereafter, any requested Borrowing of Eurodollar Loans shall, as to such Lender only, be deemed to be a request for a ABR Loan, and (ii) if the affected Eurodollar Loan or Loans are then outstanding, the Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Eurodollar Loan into a ABR Loan, provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

               (c) In the event that any Canadian Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Dollar Denominated Loan has become unlawful as a result of compliance by such Canadian Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Canadian Lender shall give prompt notice (by telephone confirmed in writing) to the Canadian Borrowers and to the Canadian Administrative Agent of such


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determination (which notice the Canadian Administrative Agent shall promptly transmit to the other Canadian Lenders).

               (d) Upon the giving of the notice to the Canadian Borrowers referred to in paragraph (c) above, (i) the Canadian Borrowers' right to request (by continuation, conversion or otherwise) and such Canadian Lender's obligation to make Dollar Denominated Loans shall be immediately suspended, and thereafter, any requested Borrowing of Dollar Denominated Loans shall, as to such Canadian Lender only, be deemed to be a request for a Canadian Revolving Loan, and (ii) if the affected Dollar Denominated Loan or Loans are then outstanding, the Canadian Borrowers shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Canadian Administrative Agent and the affected Canadian Lender, convert each such Dollar Denominated Loan which is a Eurodollar Loan into a B/A Loan and convert each such Dollar Denominated Loan which is a ABR Loan into a Canadian Prime Rate Loan, provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     Each Loan Party represents and warrants to the Lenders that:

          SECTION 3.1 ORGANIZATION; POWERS. Each of the Loan Parties and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

          SECTION 3.2 AUTHORIZATION; ENFORCEABILITY. The Transactions are within each Loan Party's corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder action. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.3 GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, including actions required to satisfy the Federal Assignment of Claims Act of 1940, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries,
(c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in


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the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents.

          SECTION 3.4 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

               (a) CURRENT FINANCIALS. The Current Financials were prepared in accordance with GAAP as in effect on the date such Current Financials are delivered (subject, in the case of interim financial statements, to the absence of footnotes and year-end audit adjustments which will not, individually or in the aggregate, be material) and fairly present the consolidated and consolidating financial condition and results of operations of the Company and its consolidated Subsidiaries as of the dates and for the periods reflected therein.

               (b) HISTORICAL FINANCIALS. The Borrowers have heretofore furnished to the Lenders (i) the audited consolidated financial statements of Stewart & Stevenson Services, Inc. for the fiscal years ended January 31, 2002, January 31, 2003, January 31, 2004 and January 31, 2005 reported on by Ernst & Young, independent public accountants, and of the Company for the fiscal year ended January 31, 2006, (ii) management prepared consolidated and consolidating financial statements for Stewart & Stevenson Services, Inc. for the fiscal years ended January 31, 2002, January 31, 2003, January 31, 2004 and January 31, 2005, and (iii) management prepared interim consolidated and consolidating financial statements of the Company for the fiscal quarter ended November 4, 2006 and for the month ended December 31, 2006, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Stewart & Stevenson Services, Inc. and the consolidated and consolidating financial position and results of operations and cash flows of Company, as applicable, as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (ii) and (iii) above.

               (c) ABSENCE OF CONTINGENT LIABILITIES. No Loan Party has any outstanding Indebtedness or other liability (including, without limitation, contingent liabilities) or unusual, forward or long term commitments which if unpaid could reasonably be expected to result in a Material Adverse Effect other than (i) those disclosed in the most recent financial statements referred to in
Section 5.1(a), (b), (c) or (d) below, as applicable, or the notes thereto, (ii) those expressly described in this Agreement (including in the Schedules hereto), and (iii) those entered into or incurred in compliance with the terms of this Agreement.

               (d) [Intentionally Deleted]

               (e) PROJECTIONS. The projections delivered to the Administrative Agent and the Lenders pursuant to Section 4.1(b) and Section 5.1(f) set forth the Borrowers' reasonable best estimate as of the date hereof of the Company's consolidated financial condition and results of operations as of the dates and for the periods covered thereby. Such projections were prepared in good faith in accordance with sound financial planning practices on the basis of the assumptions stated therein, which assumptions were believed by the Borrowers to be reasonable at the time made and which the Borrowers continue to believe are reasonable on the date hereof.


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               (f) NO MATERIAL ADVERSE CHANGE. No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since January 31, 2006.

          SECTION 3.5 PROPERTIES.

               (a) As of the date of this Agreement, Schedule 3.5 sets forth the address of each parcel of real property that is owned or leased by each Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists that could reasonably be expected to result in a Material Adverse Effect. Each of the Loan Parties and its Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all its real and personal property, free of all Liens other than those permitted by Section 6.2.

               (b) Each Loan Party and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement, is set forth on
Schedule 3.5, and the use thereof by the Loan Parties and its Subsidiaries does not infringe in any material respect upon the rights of any other Person, and the Loan Parties' rights thereto are not subject to any licensing agreement or similar arrangement.

          SECTION 3.6 LITIGATION AND ENVIRONMENTAL MATTERS.

               (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting the Loan Parties or any of their Subsidiaries or any of the Collateral (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

               (b) Except for the Disclosed Matters (i) no Loan Party nor any of its Subsidiaries has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii) and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party nor any of its Subsidiaries (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (B) has become subject to any Environmental Liability.

               (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.7 COMPLIANCE WITH LAWS AND AGREEMENTS. Each Loan Party and its Subsidiaries is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the


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failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.8 INVESTMENT AND HOLDING COMPANY STATUS. No Loan Party nor any of its Subsidiaries is (a) an "INVESTMENT COMPANY" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "HOLDING COMPANY" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.9 TAXES. Each Loan Party and its Subsidiaries have timely filed or caused to be filed all income and other Tax returns and reports required to have been filed and have paid or caused to be paid all income and other Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves. No tax liens have been filed and no claims are being asserted with respect to any such taxes.

          SECTION 3.10 EMPLOYEE BENEFITS.

               (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

               (b) Except as could not reasonably be expected to have a Material Adverse Effect each Canadian Loan Party has complied in all material respects with all applicable laws regarding each Canadian Pension Plan (including, where applicable, the Employment Pension Plans Act (Alberta) and the Income Tax Act (Canada) and the terms and conditions of each Canadian Pension Plan). There exists no material outstanding liability of any Canadian Loan Party with respect to any Canadian Pension Plan that has been terminated. Each Canadian Pension Plan relating to a Canadian Loan Party has been funded in accordance with its terms and regulatory requirements as outlined by the Employment Pension Plans Act (Alberta), administrative requirements of the Superintendent of Pensions of Alberta and the most recent actuarial report filed with the Superintendent of Pensions of Alberta in respect of such Canadian Pension Plan, as and to the extent applicable, except to the extent any failure to do so could not reasonably be expected to have a Material Adverse Effect. No Canadian Loan Party sponsors, maintains or contributes to, or has at any time sponsored, maintained or contributed to any "specified multi-employer plan" (as defined in the Employment Pension Plans Act (Alberta)).

          SECTION 3.11 DISCLOSURE. The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Lender Update nor any of the other


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reports, financial statements, certificates or other information furnished by or on behalf of the any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) as of the date of delivery, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to forecast or projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date.

          SECTION 3.12 MATERIAL AGREEMENTS. All material agreements and contracts to which any Loan Party is a party or is bound as of the date of this Agreement are listed on Schedule 3.12. No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (a) any material agreement to which it is a party or (b) any agreement or instrument evidencing or governing Indebtedness, where such default could reasonably by expected to result in a Material Adverse Effect.

          SECTION 3.13 SOLVENCY.

               (a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

               (b) No Loan Party intends to, or will permit any of its Subsidiaries to, and no Loan Party believes that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

          SECTION 3.14 INSURANCE. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Borrowers believe that the insurance maintained by or on behalf of the Borrowers and their Subsidiaries is adequate.

          SECTION 3.15 CAPITALIZATION AND SUBSIDIARIES. Schedule 3.15 sets forth
(a) a correct and complete list of the name and relationship to the Borrowers of each and all of each Borrower's Subsidiaries, (b) a true and complete listing of each class of each of the Borrowers' authorized Equity Interests, of which all of such issued shares are validly issued, outstanding,


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fully paid and non-assessable, and owned beneficially and of record by the
Persons identified on Schedule 3.15, and (c) the type of entity of each Borrower and each of its Subsidiaries. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non assessable.

          SECTION 3.16 SECURITY INTEREST IN COLLATERAL. Except to the extent perfection is expressly excused pursuant to the Loan Documents, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable), and such Liens constitute perfected and continuing Liens on the Collateral, securing (a) in the case of the Collateral owned by the US Loan Parties, the Secured Obligations, and (b) in the case of the Collateral owned by the Canadian Loan Parties, the Canadian Secured Obligations, in each case enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except for (i) Permitted Senior Encumbrances, and (ii) Liens perfected only by possession (including possession of any certificate of title) to the extent the US Collateral Agent or the Canadian Collateral Agent (as applicable) has not obtained or does not maintain possession of such Collateral.

          SECTION 3.17 LABOR DISPUTES. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Loan Parties and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary.

          SECTION 3.18 AFFILIATE TRANSACTIONS. Except as set forth on Schedule 3.18, as of the date of this Agreement, there are no existing or proposed agreements, arrangements, understandings, or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

          SECTION 3.19 COMMON ENTERPRISE. The successful operation and condition of each of the Loan Parties are dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful operations of each of the other Loan Parties and
(b) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance


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of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan
Party, and is in its best interest.

          SECTION 3.20 CASUALTIES; TAKING OF PROPERTIES. Neither the business nor the properties of any Loan Party has been affected in a manner that has had or could have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

          SECTION 3.21 PERFECTION CERTIFICATE; SCHEDULES TO OTHER LOAN DOCUMENTS. All information in the Perfection Certificate and each Perfection Certificate Update and all information set forth in all disclosure schedules to each of the Loan Documents is true, correct and complete. No Borrower has filed a US federal income tax return or any other tax return with a Governmental Authority under a name different in any respect from the name of that Borrower listed on the signature pages hereto or the prior names of that Borrower set forth in the Perfection Certificate.

          SECTION 3.22 EXISTING INDEBTEDNESS. Schedule 3.22 hereto contains an accurate and complete list and description of any and all Indebtedness of the Loan Parties existing on the date of this Agreement to be repaid on the date of this Agreement, prior to giving effect to the repayment of any such Indebtedness and including, with respect to each such item of existing Indebtedness: (a) the current lender or holder of such Indebtedness, (b) the principal amount of such Indebtedness on the date of this Agreement prior to giving effect to the repayment of any such Indebtedness, (c) a description of the material loan agreements, promissory notes and other documents evidencing, governing or otherwise pertaining to such Indebtedness, and (d) a description of all property which stands as security for such Indebtedness.

          SECTION 3.23 S&S ACQUISITION. The Borrowers have provided to the Administrative Agent a true and complete copy of the Acquisition Agreements and all other Acquisition Documents entered into by any Loan Party related to the S&S Acquisition, including all amendments and modifications thereto (whether characterized as an amendment, modification, waiver, consent or similar document). No material rights or obligations of any party to any of the Acquisition Documents have been waived and no party to any of the Acquisition Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Acquisition Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. The fees and expenses relating to the S&S Acquisition did not exceed $5,000,000.

          SECTION 3.24 DEPOSIT ACCOUNTS. Other than the Controlled Disbursement Accounts and the deposit accounts listed on Schedule 3.24, none of the Borrowers maintains any deposit account with any bank or other depository institution into which any cash or cash equivalents are deposited or cash or cash equivalents are maintained.

          SECTION 3.25 REGULATION H. No Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been


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made available under the National Flood Insurance Act of 1968, except for which the Administrative Agent has received evidence of an acceptable flood hazard insurance policy covering such improvements.

          SECTION 3.26 COMPLIANCE WITH ANTI-TERRORISM AND ANTI-MONEY LAUNDERING LAWS AND REGULATIONS. No Loan Parties nor any of their Affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents, is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

                                   ARTICLE IV

                                   CONDITIONS

          SECTION 4.1 EFFECTIVE DATE. The amendment and restatement of the Existing Credit Agreement and the obligations of the Lenders to make Loans (including, without limitation, the True-Up Loans) and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.2) as evidenced by the execution and delivery of the Certificate of Effectiveness:

          (a) CREDIT AGREEMENT AND LOAN DOCUMENTS. The Administrative Agent (or its counsels) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender and a written opinion of the Loan Parties' counsel, addressed to each Agent, the Issuing Bank and the Lenders in substantially the form of EXHIBIT B.

          (b) UPDATES TO PROJECTIONS. The Administrative Agent shall have received any updates necessary to reflect changes in events and circumstances which cause the assumptions on which the projections delivered to the Administrative Agent prior to January 15, 2007 are based to no longer be reasonable, which updates shall not reflect any material adverse changes.

          (c) CLOSING CERTIFICATES; CERTIFIED CERTIFICATE OF INCORPORATION; GOOD STANDING CERTIFICATES. The Administrative Agent shall have received (i) a certificate of each


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Loan Party, dated the Effective Date and executed by its Secretary or Assistant
Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other Responsible Officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by laws or operating, management or partnership agreement,
(ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization, and (iii) a good standing/foreign qualification certificate for each Loan Party for each jurisdiction where such Loan Party is required to be qualified to do business.

          (d) NO DEFAULT CERTIFICATE. The Administrative Agent shall have received a certificate, signed by the chief financial officer of each Borrower, on the Effective Date (i) stating that no Default has occurred and is continuing at the time of and immediately after giving effect to (1) the amendment and restatement of the Existing Credit Agreement and the making of all True-Up Loans required thereby, and (2) the funding of all Borrowings and issuance of all Letters of Credit occurring on the Effective Date, if any, (ii) stating that the representations and warranties contained in Article III are true and correct as of such date, and (iii) certifying any other factual matters as may be reasonably requested by the Administrative Agent or the Canadian Administrative Agent.

          (e) FEES. The Lenders, the Agents and JPMorgan Securities, Inc. (as Sole Bookrunner and Sole Lead Arranger) shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Agents and local counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower Representative US to the Administrative Agent on or before the Effective Date.

          (f) LIEN SEARCHES. The Administrative Agent and the Canadian Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where the Loan Parties are organized or assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted by Section 6.2 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

          (g) REPAYMENT OF OUTSTANDING FEES AND INTEREST. All accrued and unpaid fees and interest owing under the Existing Credit Agreement shall be paid in full in cash by the Borrowers.

          (h) FUNDING ACCOUNTS. The Administrative Agent shall have received a notice setting forth the deposit account of the US Borrowers (the "US FUNDING ACCOUNT") to which the Administrative Agent is authorized by the US Borrowers to transfer the proceeds of any Borrowings by the US Borrowers requested or authorized pursuant to this Agreement.


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          (i) SOLVENCY. The Administrative Agent and the Canadian Administrative
Agent shall have received a solvency certificate from a Financial Officer of each Loan Party.

          (j) BORROWING BASE CERTIFICATES. The Administrative Agent shall have received a Borrowing Base Certificate which calculates the US Borrowing Base as of December 31, 2006.

          (k) CLOSING AVAILABILITY. After giving effect to the repayments required pursuant to clause (h) above, to all Borrowings to be made on the Effective Date and the issuance of any Letters of Credit on the Effective Date and payment of all fees and expenses due hereunder, and with all of the Loan Parties' indebtedness, liabilities, and obligations current, the Borrowers' aggregate Availability shall not be less than $30,000,000.

          (l) FILINGS, REGISTRATIONS AND RECORDINGS. Each document (including any Uniform Commercial Code financing statement and similar filings under the Personal Property Security Act) required by the Collateral Documents or under law or reasonably requested by the US Collateral Agent or the Canadian Collateral Agent to be filed, registered or recorded in order to create in favor of (i) the US Collateral Agent, for the benefit of the Administrative Agent, the US Lenders, the Export-Related Lender and their Other Secured Parties, and (ii) the Canadian Collateral Agent, for the benefit of the Canadian Collateral Agent, the Canadian Lenders and their Other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.2), shall be in proper form for filing, registration or recordation.

          (m) MORTGAGE AMENDMENTS, ETC. The US Collateral Agent shall have received, with respect to each parcel of Real Property which is required to be subject to a Lien in favor of the US Collateral Agent, each of the following, in form and substance reasonably satisfactory to the US Collateral Agent:

               (i) amendments to the existing Mortgages encumbering such Real Property dated as of the date hereof and duly executed by the applicable Loan Parties, each in form and substance satisfactory to the Administrative Agent;

               (ii) evidence satisfactory to the Administrative Agent that a modification endorsement with respect to each existing Mortgage will be issued following recordation of the amendments described in clause (i) above and all premiums therefore have been paid;

               (iii) an opinion of counsel in the state or province in which such parcel of Real Property is located in form and substance and from counsel reasonably satisfactory to the US Collateral Agent; and

               (iv) such other information, documentation, and certifications as may be reasonably required by the US Collateral Agent and the Canadian Collateral Agent.

          (n) APPRAISALS. The Administrative Agent shall have received confirmation that appraisers satisfactory to the Administrative Agent have commenced appraisals of the Borrowers' owned Real Property to the extent that such appraisals are required under the rules, statutes and policies of the Financial Institutions Reform, Recovery and Enforcement Act


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(FIRREA). Within thirty (30) days following the Effective Date, the Borrowers shall have delivered to the Administrative Agent and the Canadian Administrative Agent all such appraisals which shall be in form and substance satisfactory to such Agents. Appraisals received under this paragraph may be used by the Administrative Agent to reduce the Fixed Asset Component.

          (o) OTHER DOCUMENTS. The Administrative Agent and the Canadian Administrative Agent shall have received such other documents as the Administrative Agent, the Canadian Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

Pursuant to and upon the execution and delivery of the Certificate of Effectiveness, the Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.2) at or prior to 2:00 p.m., Chicago time, on February 28, 2007 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.2 EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

               (a) The representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations or warranties expressly relate to an earlier date, or if they are not true and correct in all material respects none of the Administrative Agent, the Canadian Administrative Agent or the Required Lenders shall have determined not to make any make a Loan or instructed the Issuing Bank not to issue Letters of Credit as a result of the fact that such representation or warranty is untrue or incorrect.

               (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing or if a Default has occurred and is continuing, none of the Administrative Agent, the Canadian Administrative Agent or the Required Lenders shall have determined not to make such Borrowing or instructed the Issuing Bank not to issue such Letter of Credit as a result of such Default.

               (c) After giving effect to any Revolving Loan Borrowing or the issuance of any Letter of Credit, (i) US Availability is not less than zero, and
(ii) Canadian Availability is not less than zero.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in Section 4.2(a),
Section 4.2(b) and Section 4.2(c).


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                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lenders that:

          SECTION 5.1 FINANCIAL STATEMENTS; BORROWING BASE AND OTHER INFORMATION. The Borrowers will furnish to the Administrative Agent (and Administrative Agent shall thereafter furnish to the Lenders to the extent requested) and, with respect to the certificate specified in Section 5.1(q) hereof, the US Collateral Agent and the Canadian Collateral Agent:

               (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing acceptable to the Required Lenders (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by any management letter prepared by said accountants;

               (b) within 45 days after the end of each of the first three fiscal quarters of the Company, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) within 20 days after the end of each fiscal month of the Company, its consolidated and consolidating balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (d) concurrently with any delivery of financial statements under
Section 5.1(a), Section 5.1(b) or Section 5.1(c) above, a certificate of a Financial Officer of each of the


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Borrower Representatives in substantially the form of EXHIBIT E (i) certifying, in the case of the financial statements delivered under Section 5.1(b) or
Section 5.1(c), as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.1, Section 6.4,
Section 6.5, Section 6.7, Section 6.12 and Section 6.13, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

               (e) concurrently with any delivery of financial statements under
Section 5.1(a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

               (f) as soon as available, but in any event not more than 60 days prior to nor more than 30 days after the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement) of the Company and its Subsidiaries for each month of the upcoming fiscal year (the "PROJECTIONS") in form reasonably satisfactory to the Administrative Agent;

               (g) as soon as available but in any event within 20 days of the end of each calendar month, and at such other times as may be necessary to re-determine availability of Advances hereunder or as may be requested by the Administrative Agent, as of the period then ended, a US Borrowing Base Certificate, a Canadian Borrowing Base Certificate, an Export-Related Borrowing Base Certificate and, in each case, supporting information in connection therewith, together with any additional reports with respect to the US Borrowing Base, the Export-Related Borrowing Base and the Canadian Borrowing Base as the Administrative Agent may reasonably request; provided that if (i) prior to the Step-Up Date Availability is less than $25,000,000 or (ii) following the Step-Up Date Availability is less than $30,000,000, the Administrative Agent, in its sole discretion, may require the delivery of a US Borrowing Base Certificate, a Canadian Borrowing Base Certificate, an Export-Related Borrowing Base Certificate and supporting information more often than monthly, including weekly or daily, in which event the US Borrowing Base, the Export-Related Borrowing Base and the Canadian Borrowing Base would be adjusted immediately upon receipt of such reports;

               (h) as soon as available but in any event within 20 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the period then ended, all delivered electronically in a text formatted file (not in an Adobe *.pdf file):

                    (i) a detailed aging of the Borrowers' Accounts (A) including all invoices aged by invoice date and due date (with an explanation of the terms offered) and


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     (B) reconciled to the US Borrowing Base Certificate, Export-Related
     Borrowing Base Certificate or Canadian Borrowing Base Certificate (as applicable) delivered as of such date prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor;

                    (ii) a schedule detailing the Borrowers' Inventory, in form satisfactory to the Administrative Agent, (A) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, rental, rolling stock, work-in-process and finished goods), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Administrative Agent has previously indicated to a Borrower Representative are deemed by the Administrative Agent to be appropriate, (B) including a report of any variances or other results of Inventory counts performed by the Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrowers and complaints and claims made against the Borrowers), and (C) reconciled to the US Borrowing Base Certificate, Export-Related Borrowing Base Certificate or Canadian Borrowing Base Certificate (as applicable) delivered as of such date;

                    (iii) a worksheet of calculations prepared by the Borrowers to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion;

                    (iv) a reconciliation of the Borrowers' Accounts and Inventory between the amounts shown in the Borrowers' general ledger and financial statements and the reports delivered pursuant to clauses (i) and
     (ii) above; and

                    (v) a reconciliation of the loan balance per the Borrowers' general ledger to the loan balance under this Agreement;

               (i) as soon as available but in any event within 3 days of the end of each calendar week and at such other times as may be requested by the Administrative Agent, as of the calendar week then ended, a schedule and aging of the Borrowers' accounts payable, delivered electronically in a text formatted file (not in an Adobe *.pdf file);

               (j) as soon as available but in any event within 20 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the month then ended, a report of the Borrowers' rental equipment (including rolling stock), such report detailing all acquisitions and dispositions since the prior report delivered to the Administrative Agent, delivered electronically in a text formatted file (not in an Adobe *.pdf file);

               (k) as soon as available but in any event within 20 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of


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the month then ended, statements of the Borrowers' lockbox accounts, delivered electronically in a text formatted file (not in an Adobe *.pdf file);

               (l) as soon as available but in any event within 20 days of the end of each calendar quarter, as of the quarter then ended, and at such other times as may be requested by the Administrative Agent, an updated customer list for the Borrowers and their Subsidiaries, which list shall state the customer's name, mailing address and phone number and shall be certified as true and correct by a Financial Officer of each of the Borrower Representatives, such list to be delivered electronically in a text formatted file (not in an Adobe *.pdf file);

               (m) promptly upon the Administrative Agent's request:

                    (i) copies of invoices in connection with the invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;

                    (ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party; and

                    (iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties;

               (n) as soon as available but in any event within 20 days of the end of each calendar week and at such other times as may be requested by the Administrative Agent, as of the period then ended, the Borrowers' sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal;

               (o) as soon as possible and in any event within 20 days of filing thereof, copies of all tax returns filed by any Loan Party with the U.S. Internal Revenue Service or any Canadian tax authority;

               (p) within 20 days of the first Business Day of each March and September, a certificate of good standing for each Loan Party from the appropriate governmental officer in its jurisdiction of incorporation, formation, or organization;

               (q) as soon as available but in any event within 20 days of the end of each calendar month, a Perfection Certificate Update prepared as of the close of business on the last Business Day of the preceding calendar month;

               (r) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of each of the Borrowers or any of their Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.2 NOTICES OF MATERIAL EVENTS. The Borrowers will furnish to the Administrative Agent and each Lender prompt written notice of the following:


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               (a) the occurrence of any Default;

               (b) receipt of any notice of any governmental investigation or any litigation or proceeding commenced or threatened against any Loan Party that
(i) seeks damages in excess of $5,000,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets, (iv) alleges criminal misconduct by any Loan Party, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Laws,
(vi) contests any tax, fee, assessment, or other governmental charge in excess of $1,000,000, or (vii) involves any product recall;

               (c) incurrence of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;

               (d) any loss, damage, or destruction to the Collateral in the amount of $2,500,000 or more, whether or not covered by insurance;

               (e) any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located (which shall be delivered within two Business Days after receipt thereof);

               (f) all material amendments to the agreements and contracts listed on Schedule 3.12, together with a copy of each such amendment;

               (g) the fact that a Loan Party has entered into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendments thereto (which shall be delivered within two Business Days);

               (h) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $1,000,000; and

               (i) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other Responsible Officer of each of the Borrower Representatives setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.3 EXISTENCE; CONDUCT OF BUSINESS. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, where the failure to perform such obligations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.3 and (b) carry on and


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conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

          SECTION 5.4 PAYMENT OF OBLIGATIONS. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (c) none of the Collateral becomes subject to forfeiture or loss as a result of the contest.

          SECTION 5.5 MAINTENANCE OF PROPERTIES. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 5.6 BOOKS AND RECORDS; INSPECTION RIGHTS. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by any Agent or any Lender (including employees of any Agent, any Lender or any consultants, accountants, lawyers and appraisers retained by any Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. After the occurrence and during the continuance of any Event of Default, each Loan Party shall provide each Agent and each Lender with access to its suppliers. The Loan Parties acknowledge that any Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties' assets for internal use by the Agents and the Lenders.

          SECTION 5.7 COMPLIANCE WITH LAWS. Each Loan Party will, and will cause each Subsidiary to, comply in all material respects with all Requirements of Law applicable to it or its property.

          SECTION 5.8 USE OF PROCEEDS. The proceeds of the Revolving Loans will be used only to finance the working capital needs of the Borrowers, for general corporate purposes of the Borrowers and their Subsidiaries in the ordinary course of business, to finance the Transactions and expenses incurred in connection therewith, to finance the Specified Acquisitions and other uses acceptable to the Administrative Agent and the Canadian Administrative Agent. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

          SECTION 5.9 INSURANCE. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage,


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larceny, embezzlement, and other criminal activities; business interruption; and
general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Lenders, upon request of any Agent, information in reasonable detail as to the insurance so maintained.

          SECTION 5.10 CASUALTY AND CONDEMNATION. The Borrowers (a) will furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents.

          SECTION 5.11 FIELD EXAMINATIONS. At any time that the Administrative Agent requests, the Borrowers and the Subsidiaries will provide the Administrative Agent, at the sole expense of the Borrowers, reports of a collateral field examiner approved by the Administrative Agent (which may be the Administrative Agent or an affiliate thereof) with respect to all of the components of the US Borrowing Base, the Export-Related Borrowing Base and the Canadian Borrowing Base and such other matters regarding the Loan Parties or the Collateral as the Administrative Agent shall reasonably require. Without limiting the foregoing right of the Administrative Agent to require a field examination/borrowing base audit at any time, as of the date of this Agreement it is anticipated that one field examination/borrowing base audit per fiscal year will be conducted. The Borrowers shall pay all costs for each examination required pursuant to this Section 5.11 (including, without limitation, all reasonable travel and out of pocket costs) in accordance with the Administrative Agent's, such Affiliates' or any such third party's fee schedule in effect from time to time.

          SECTION 5.12 APPRAISALS. At any time that the Administrative Agent requests, the Borrowers and the Subsidiaries will provide the Administrative Agent with appraisals or updates thereof of their Inventory, including, without limitation, Inventory consisting of rental equipment and rolling stock, from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations. Without limiting the foregoing right of the Administrative Agent to require an inventory appraisal at any time, as of the date of this Agreement it is anticipated that one inventory appraisal per fiscal year will be conducted.

          SECTION 5.13 DEPOSITORY BANK. The Borrowers and each Subsidiary will maintain the Administrative Agent and the Canadian Administrative Agent as their principal depository banks, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.


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          SECTION 5.14 ADDITIONAL COLLATERAL; FURTHER ASSURANCES.

               (a) Subject to applicable law, the Borrowers and each Subsidiary that is a Loan Party shall cause each of its US Subsidiaries or Canadian Subsidiaries formed or acquired after the date of this Agreement in accordance with the terms of this Agreement to become a Loan Party by executing the Joinder Agreement set forth as EXHIBIT F hereto (the "JOINDER AGREEMENT"). Upon execution and delivery thereof, each such Person (i) shall automatically become
(x) with respect to a NewCo which is a US Subsidiary (or any other US Subsidiary which is wholly owned by a US Borrower and approved by the Administrative Agent to become a US Borrower in the Administrative Agent's Permitted Discretion), a US Borrower, (y) with respect to a NewCo which is a Canadian Subsidiary (or any other wholly owned Canadian Subsidiary approved by the Administrative Agent to become a Canadian Borrower in the Administrative Agent's Permitted Discretion), a Canadian Borrower, or (z) with respect to any other Person, a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the US Collateral Agent or the Canadian Collateral Agent (as applicable), for the benefit of the Agents, the Lenders, the Export-Related Lender and the Other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any parcel of Real Property located in the U.S. or Canada and owned by any Loan Party.

               (b) The US Borrowers and each of their US Subsidiaries that is a Loan Party will cause (i) 100% of the issued and outstanding Equity Interests in each of its US Subsidiaries and (ii) 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such foreign Subsidiary's U.S. parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each foreign Subsidiary directly owned by any US Borrower or any US Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the US Collateral Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the US Collateral Agent shall reasonably request. The Canadian Borrowers and each of their Canadian Subsidiaries that is a Loan Party will cause 100% of the issued and outstanding Equity Interests in each of its Canadian Subsidiaries to be subject at all times to a first priority, perfected Lien in favor of the Canadian Collateral Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Canadian Collateral Agent shall reasonably request. Notwithstanding the foregoing, the Administrative Agent and the Canadian Administrative Agent recognize that the Borrowers do not plan to acquire all of the outstanding Equity Interests in the NewCo which will acquire all or substantially all of the Property of Project Caviar in connection with the Project Caviar Acquisition, and solely with respect to the Project Caviar Acquisition, the Borrowers shall only be required to pledge all of the issued and outstanding Equity Interests acquired by them or their Subsidiaries in connection with the Project Caviar Acquisition; provided, that such Equity Interests may in no event be less than 75% of all Equity Interests in such NewCo and provided further that such NewCo shall grant liens to the US Collateral Agent or the Canadian Collateral Agent (as applicable), for the benefit of the Agents, the Lenders, the Export-Related Lender and the Other Secured Parties, in


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any Property of such NewCo which constitutes Collateral, including any parcel of
Real Property located in the U.S. or Canada and owned by such NewCo.

               (c) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the US Collateral Agent or the Canadian Collateral Agent (as applicable) such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.1, as applicable), which may be required by law or which US Collateral Agent or the Canadian Collateral Agent (as applicable) may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties. Notwithstanding the foregoing, at any time after an Event of Default has occurred, each Loan Party will, upon the request of the Administrative Agent, cause each foreign Subsidiary to become a Loan Party and a Loan Guarantor and to grant Liens to the US Collateral Agent or the Canadian Collateral Agent (as applicable) on its assets and have the balance of its Equity Interests pledged to the US Collateral Agent or the Canadian Collateral Agent (as applicable).

               (d) If any material assets (including any Real Property or improvements thereto or any interest therein) are acquired by the Borrowers or any Subsidiary that is a Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Lien in favor of the Security Agreements upon acquisition thereof), the applicable Borrower Representative will notify the Administrative Agent, the Canadian Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent, the Canadian Administrative Agent or the Required Lenders, the Borrowers will cause such assets to be subjected to a Lien securing the Secured Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the US Collateral Agent or the Canadian Collateral Agent (as applicable) to grant and perfect such Liens, including actions described in Section 5.14(c), all at the expense of the Loan Parties.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Loan Parties covenant and agree, jointly and severally, with the Lenders that:

          SECTION 6.1 INDEBTEDNESS. No Loan Party will, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

               (a) the Secured Obligations;


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               (b) Indebtedness existing on the date hereof and set forth in
Schedule 6.1 and extensions, renewals and replacements of any such Indebtedness in accordance with Section 6.1(f) hereof;

               (c) (i) Indebtedness of any US Borrower to any US Subsidiary and of any US Subsidiary to any US Borrower or any other US Subsidiary, or (ii) Indebtedness of any Canadian Borrower to any Canadian Subsidiary and of any Canadian Subsidiary to any Canadian Borrower or any other Canadian Subsidiary, provided that (A) Indebtedness of any Subsidiary that is not a Loan Party to a Borrower or any Subsidiary that is a Loan Party shall be subject to Section 6.4 and (B) Indebtedness of any Borrower to any Subsidiary and Indebtedness of any Subsidiary that is a Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;

               (d) (i) Guarantees by the US Borrowers of Indebtedness of any US Subsidiary and by any US Subsidiary of Indebtedness of a US Borrower or any other US Subsidiary, or (ii) Guarantees by the Canadian Borrowers of Indebtedness of any Canadian Subsidiary and by any Canadian Subsidiary of Indebtedness of a Canadian Borrower or any other Canadian Subsidiary, provided that (A) the Indebtedness so Guaranteed is permitted by this Section 6.1, (B) Guarantees by the Borrowers or any Subsidiary that is a Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to
Section 6.4 and (iii) Guarantees permitted under this Section 6.1(d) shall be subordinated to the Secured Obligations of the applicable Subsidiary on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

               (e) Indebtedness of the Borrowers or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with Section 6.1(f) hereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.1(e) shall not exceed $25,000,000 at any time outstanding;

               (f) Indebtedness which represents an extension, refinancing, or renewal of any of the Indebtedness described in Section 6.1(b) and Section 6.1(e) hereof; provided that, (i) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (ii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iii) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced or renewed, (iv) the terms of any such extension, refinancing, or renewal are not less favorable to the obligor thereunder than the original terms of such Indebtedness and (v) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to any of the Secured Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent, the Canadian Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness;


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               (g) Indebtedness owed to any person providing workers'
compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such person, in each case incurred in the ordinary course of business;

               (h) Indebtedness of the Borrowers or any Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

               (i) Indebtedness evidenced by the Senior Notes and Guarantees in respect of the Indebtedness evidenced by the Senior Notes; provided that such Senior Notes are not guaranteed by any Subsidiary of any Borrower which is not either a Borrower or a Loan Guarantor which has guaranteed the Obligations pursuant to the Loan Guaranty;

               (j) Indebtedness consisting of advance payments by customers under purchase contracts in the ordinary course of business of the Borrowers;

               (k) Indebtedness secured by Liens described in Section 6.2(e) but not exceeding an aggregate amount of $15,000,000 outstanding at any time;

               (l) Indebtedness incurred in connection with financing of Real Estate owned by a Borrower, together with the fixtures thereon, or of Equipment owned by a Borrower, in an aggregate principal amount outstanding at any time not to exceed 85% of the fair value of all such Real Estate and Equipment; and

               (m) other unsecured Indebtedness in an aggregate principal amount not exceeding $20,000,000 at any time outstanding;

provided, that, the Indebtedness of a Person (other than a Loan Party or an Affiliate of a Loan Party), including, without limitation, a Target, that is repaid either contemporaneously with or immediately after giving effect to the closing of the acquisition of such Person or the assets of such Person which are encumbered by such Indebtedness shall not constitute Indebtedness for purposes of this Section 6.1.

provided, further, that, the aggregate principal amount of Indebtedness under the Export-Related Financing Documents shall not exceed $25,000,000 at any time outstanding and the Export-Related Loan Agreement and other Export-Related Financing Documents shall be on terms and conditions acceptable to the Administrative Agent, in its Permitted Discretion.

          SECTION 6.2 LIENS. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

               (a) Liens created pursuant to any Loan Document;

               (b) Permitted Encumbrances;


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               (c) any Lien on any property or asset of the Borrowers or any
Subsidiary existing on the date hereof and set forth in Schedule 6.2; provided that (i) such Lien shall not apply to any other property or asset of the Borrowers or Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

               (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrowers or any Subsidiary (which shall expressly exclude rental equipment); provided that (i) such security interests secure Indebtedness permitted by Section 6.1(e), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrowers or Subsidiary;

               (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by the Borrowers or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

               (f) Liens of a collecting bank arising in the ordinary course of business under Section 4.208 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;

               (g) Liens on Real Estate described in Schedule 1.1, together with the fixtures thereon, and on Equipment, in each case arising out of sale and leaseback transactions permitted by Section 6.6 or financing transactions permitted by Section 6.1(l); and

               (h) Liens granted by a Subsidiary that is not a Loan Party in favor of the Borrowers or another Loan Party in respect of Indebtedness owed by such Subsidiary.

Notwithstanding the foregoing, none of the Liens permitted pursuant to this
Section 6.2 may at any time attach to any Loan Party's (i) Accounts, other than those permitted under clause (a) of the definition of Permitted Encumbrance and
Section 6.2(a) above and (ii) Inventory, other than Permitted Senior Encumbrances and Section 6.2(a) above.

          SECTION 6.3 FUNDAMENTAL CHANGES.

               (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Borrower and any


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Subsidiary of a Borrower may merge into a Borrower in a transaction in which a
Borrower is the surviving Person, provided that if one of the parties is the Company, the Company is the surviving Person, (ii) any Loan Party (other than a Borrower) may merge into any Loan Party in a transaction in which the surviving entity is a Loan Party and (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.4; and provided, further, that no US Borrower or US Subsidiary shall merge with or into any Canadian Borrower or Canadian Subsidiary unless such US Borrower or US Subsidiary is the surviving entity.

               (b) No Loan Party will, nor will it permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by the Borrowers and their Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

               (c) No Loan Party will change the end of its fiscal year to be something other than the last day of January of each year.

          SECTION 6.4 INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. No Loan Party will, nor will it permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

               (a) Permitted Investments, subject to control agreements in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable) for the benefit of the applicable Lenders or otherwise subject to a perfected security interest in favor of the US Collateral Agent or the Canadian Collateral Agent (as applicable) for the benefit of the applicable Lenders;

               (b) investments in existence on the date of this Agreement and described in Schedule 6.4;

               (c) investments by any Borrower and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreements (subject to the limitations applicable to common stock of a foreign Subsidiary referred to in Section 5.13), (ii) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties shall not exceed $10,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs), and (iii) the aggregate amount of such investments from US Loan Parties in Canadian Loan Parties shall not exceed $10,000,000 at any time outstanding (other than investments in Canadian Loan Parties made at the time of closing of the Project FE Acquisition


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solely to finance the purchase price of the Project FE Acquisition (or made as a contribution of the Property acquired in connection with such payment), provided that all other conditions set forth in Section 6.4(k) and in the definition of Specified Acquisitions with respect to the Project FE Acquisition have been satisfied).

               (d) loans or advances made by any Borrower to any Subsidiary and made by any Subsidiary to any Borrower or any other Subsidiary, provided that
(i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreements, (ii) the aggregate amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall not exceed $10,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs), and (iii) the aggregate amount of such loans and advances from US Loan Parties to Canadian Loan Parties shall not exceed $10,000,000 (other than loans or advances to Canadian Loan Parties made at the time of closing of the Project FE Acquisition solely to finance the purchase price of the Project FE Acquisition (or made as a contribution of the Property acquired in connection with such payment), provided that all other conditions set forth in Section 6.4(k) and in the definition of Specified Acquisitions with respect to the Project FE Acquisition have been satisfied) at any time outstanding;

               (e) Guarantees constituting Indebtedness permitted by Section 6.1, provided that (i) the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party shall not exceed $10,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs), and (ii) the aggregate principal amount of such Indebtedness owing by Canadian Loan Parties that is Guaranteed by US Loan Parties shall not exceed $5,000,000 at any time outstanding;

               (f) loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $1,000,000 to any employee and up to a maximum of $5,000,000 in the aggregate at any time outstanding;

               (g) subject to Sections 4.2(a) and 4.4 of the US Security Agreement and the corresponding provisions of the Canadian Security Agreement, notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, consistent with past practices;

               (h) investments in the form of Swap Agreements permitted by
Section 6.7;

               (i) investments of any Person existing at the time such Person becomes a Subsidiary of a Borrower or consolidates or merges with a Borrower or any of the Subsidiaries (including in connection with a Permitted Acquisition or a Specified Acquisition) so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;

               (j) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities, in each case,


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received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;

               (k) investments constituting Permitted Acquisitions or Specified Acquisitions; provided, that no investment, loan or advance in or to any Person created or acquired pursuant to such Permitted Acquisition or Specified Acquisition which is not a Loan Party will be permitted except to the extent such Investment is permitted pursuant to Section 6.4(c) or (d), as applicable;

               (l) investments received in connection with the dispositions of assets permitted by Section 6.5; and

               (m) investments constituting deposits described in clauses (c) and (d) of the definition of the term "Permitted Encumbrances".

          SECTION 6.5 ASSET SALES. No Loan Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any Property, including any Equity Interest owned by it, nor will the Borrowers permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to a Borrower or another Subsidiary in compliance with Section 6.4), except:

               (a) sales, transfers and dispositions of (i) inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business;

               (b) sales, transfers and dispositions (i) to any US Borrower,
(ii) to any Canadian Borrower by any other Canadian Loan Party, or (iii) to any Subsidiary, provided that any such sales, transfers or dispositions from a US Loan Party to any Canadian Subsidiary or a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.9;

               (c) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;

               (d) sales, transfers and dispositions of Permitted Investments in the ordinary course of business and investments permitted by Section 6.4(i) and
Section 6.4(m);

               (e) sale and leaseback transactions permitted by Section 6.6;

               (f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Subsidiary;

               (g) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other paragraph of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this Section 6.5(g) shall not exceed (i) $10,000,000 during any fiscal year of the Company and (ii) $30,000,000 during the term of this Agreement; and


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               (h) dispositions of Real Property described on Schedule 1.1, together with fixtures thereon, or Equipment so long as at the time of any such sale and immediately after giving effect thereto no Event of Default shall have occurred and be continuing;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by Section 6.5(b) and Section 6.5(f) above) shall be made for fair value and for only cash consideration, provided, that, sale and leaseback transactions permitted under Section 6.5(h) and Section 6.6 shall be made for cash consideration in an amount not less than 85% of the fair value of such fixed or capital asset.

          SECTION 6.6 SALE AND LEASEBACK TRANSACTIONS. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for Permitted Fixed Asset Dispositions or any sale of any other fixed or capital assets by any Borrower or any Subsidiary that is made for cash consideration in an amount not less than 85% of the fair value of such fixed or capital asset.

          SECTION 6.7 SWAP AGREEMENTS. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Loan Parties have actual exposure (other than those in respect of Equity Interests in any Borrower or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Loan Party.

          SECTION 6.8 RESTRICTED PAYMENTS; CERTAIN PAYMENTS OF INDEBTEDNESS.

               (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests, (ii) Subsidiaries may declare and pay dividends or other distributions ratably with respect to their Equity Interests, (iii) so long as there exists no Default or Event of Default, the Borrowers may make Restricted Payments, not exceeding $2,000,000 during any fiscal year, pursuant to and in accordance with Equity Interest option plans or other benefit plans for management or employees of the Borrowers and their Subsidiaries, (iv) so long as there exists no Default or Event of Default and the Company is a "flow through" or "disregarded" entity for United States federal income tax purposes, the Company may pay dividends or make distributions to its members in an aggregate amount not greater than the amount necessary for such members (or, if any such member is a "flow through" or "disregarded" entity for United States federal income tax purposes, the members of such member) to pay their actual state and United States federal, state and local income tax liabilities in respect of income earned by the Borrowers, and (v) the Company shall be permitted to pay dividends and distributions; provided, that such dividends and distribution shall only be permitted if (1) there exists no Default or Event of Default, (2) the Fixed Charge Coverage Ratio for the Borrowers (after giving effect to such dividend and distribution) would


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not be less than 1.25 to 1 for the most recently completed twelve month period assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such period (calculated on a pro forma basis in a manner acceptable to the Administrative Agent) such dividends and distributions occurred on the first day of such applicable period, and (3) immediately after giving effect to the payment of any such dividends and distributions and for the next succeeding twelve month period, Availability will not be less than $40,000,000 on a pro forma basis (calculated in a manner acceptable to the Administrative Agent and assuming all past due accounts payable of the Borrowers have been paid in full in cash at the time of such payment and no accounts payable of the Borrowers are allowed to become past due during such twelve month period thereafter).

               (b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                    (i) payment of Indebtedness created under the Loan
     Documents;

                    (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof;

                    (iii) refinancings of Indebtedness to the extent permitted by Section 6.1;

                    (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; and

                    (v) repayments or repurchases of Senior Notes after the occurrence of a Qualified Public Offering; provided, that (1) immediately after giving effect to such repayment or repurchase and for the next succeeding twelve month period, Availability will not be less than $40,000,000 on a pro forma basis (calculated in a manner acceptable to the Administrative Agent and assuming all past due accounts payable of the Borrowers have been paid in full in cash at the time of such payment and no accounts payable of the Borrowers are allowed to become past due during such twelve month period thereafter), and (2) the Fixed Charge Coverage Ratio for the Borrowers (after giving effect to such repayment or repurchase) would not be less than 1.25 to 1 for the most recently completed twelve month period assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such period (calculated on a pro forma basis in a manner acceptable to the Administrative Agent) such repayment or repurchase occurred on the first day of such applicable period.

          SECTION 6.9 TRANSACTIONS WITH AFFILIATES. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any Property to, or purchase, lease or otherwise acquire any Property from, or otherwise engage in any other transactions with, any of


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its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among (i) any US Borrower and any US Subsidiary that is a Loan Party and not involving any other Affiliate or (ii) any Canadian Borrower and any Canadian Subsidiary that is a Loan Party and not involving another Affiliate, (c) any investment permitted by
Section 6.4(c) or Section 6.4(d), (d) any Indebtedness permitted under Section 6.1(c), (e) any Restricted Payment permitted by Section 6.8, (f) loans or advances to employees permitted under Section 6.4, (g) the payment of reasonable fees to directors or managers of any Borrower or any Subsidiary who are not employees of any Borrower or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrowers or their Subsidiaries in the ordinary course of business, (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by any Borrower's board of directors or managers, as applicable, and (i) payment of compensation to Mr. Hushang Ansary in an aggregate amount of up to $5,000,000 per fiscal year (provided that after the occurrence of a Qualified Public Offering such amount may be increased to whatever amount is approved by the Company's board of directors) plus reimbursement of all reasonable and customary business expenses of Mr. Hushang Ansary related to the Borrowers.

          SECTION 6.10 RESTRICTIVE AGREEMENTS. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrowers or any other Subsidiary or to Guarantee Indebtedness of the Borrowers or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or any Export-Related Financing Documents, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule
6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) Section 6.10(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and
(v) Section 6.10(a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

          SECTION 6.11 AMENDMENT OF MATERIAL DOCUMENTS. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under
(a) any agreement relating to any Subordinated Indebtedness, (b) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents or (c) any document, instrument or agreement described on Schedule 3.12 or any document, instrument or agreement executed in connection therewith or pursuant thereto (i) without providing to Administrative Agent at least ten (10) Business Days' written notice thereof describing in reasonable detail the


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proposed amendment, modification or waiver, and (ii) to the extent any such amendment, modification or waiver would be adverse to the Lenders or otherwise material.

          SECTION 6.12 OPERATING LEASES. The Borrowers will not, nor will they permit any Subsidiary to, incur, create, assume or become liable as a lessee, or permit any other Loan Party to incur, create, assume or become liable as a lessee, under any lease, sublease, license or similar arrangement (other than related to Capital Lease Obligations) pursuant to which a Person leases, subleases, licenses or otherwise is granted the right to occupy, take possession of, or use Property, other than such leases, subleases, licenses or other arrangements created in the normal course of business consistent with past practices which would not result in the Borrowers and their Subsidiaries' annual lease expense exceeds $50,000,000.

          SECTION 6.13 FIXED CHARGE COVERAGE RATIO. The Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.1 to 1.0 for any period of four consecutive fiscal quarters ending on the last day of each such period; provided that, this covenant shall only be applicable for such periods ending during any Activation Period and for such periods ending on the last day of the fiscal quarter ending immediately prior to any Activation Period.

          SECTION 6.14 LIMITATIONS ON INTER-BORROWER TRANSACTIONS. Notwithstanding anything to the contrary contained in any other provision of this Agreement or any other Loan Document, (a) no Borrower, other than SSPP, shall be permitted to make Borrowings hereunder, and no Letters of Credit shall be issued which are directly or indirectly for the account of any Borrower other than SSPP (collectively, "NON SSPP BORROWINGS"), and (b) SSPP shall not make any dividend, distribution, intercompany loan or advance or equity contribution, or make any other transfer, whether in cash, securities or property to any other Borrower, and SSPP shall not guaranty, directly or indirectly, any Indebtedness or other obligation of any other Borrower (any such dividend, distribution, intercompany loan or advance, equity contribution, transfer, or guaranty, a "FINANCIAL ACCOMMODATION"), unless, after giving effect thereto, the Adjusted Net Worth of SSPP would be not less than $50,000,000. Not less than ten (10) Business Days prior to making any non SSPP Borrowings the Borrowers shall provide to the Administrative Agent a certificate of a Financial Officer of the Borrowers confirming compliance with this covenant.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

          If any of the following events ("EVENTS OF DEFAULT") shall occur:

               (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable;

               (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in or in connection with this Agreement or any Loan Document or


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

any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;

               (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.2(a), Section 5.3 (with respect to a Loan Party's existence) or Section 5.8 or in Article VI;

               (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) 5 Business Days after the earlier of such breach or notice thereof from the Administrative Agent or the Canadian Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.1, Section 5.2
(other than Section 5.2(a)), Section 5.6 or Section 5.9 of this Agreement or
(ii) 30 days after acquiring actual knowledge or notice thereof from the Administrative Agent or the Canadian Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document;

               (f) any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to applicable grace periods;

               (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

               (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or any Subsidiary of any Loan Party or its debts, or of a substantial part of its assets, under any federal, state, province, territory or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Subsidiary of any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (i) any Loan Party or any Subsidiary of any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state, province, territory or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article,


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(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (j) any Loan Party or any Subsidiary of any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

               (k) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 (exclusive of any amounts fully covered by insurance and for which evidence of unconditional coverage acceptance by the insurer, in form and substance satisfactory to the Administrative Agent in its Permitted Discretion, has been delivered to the Administrative Agent) shall be rendered against any Loan Party, any Subsidiary of any Loan Party or any combination thereof and the same shall remain unpaid and undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary of any Loan Party to enforce any such judgment or any Loan Party or any Subsidiary of any Loan Party shall fail within 30 days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

               (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $2,500,000 for all periods;

               (m) a Change in Control shall occur;

               (n) the occurrence of any "DEFAULT" or "EVENT OF DEFAULT", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided;

               (o) the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect;

               (p) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any Loan Party shall fail to comply with any of the terms or provisions of any Collateral Document;


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               (q) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or

               (r) any Loan Party is criminally indicted or convicted under any law that may reasonably be expected to lead to a forfeiture of any property of such Loan Party;

then, and in every such event (other than an event with respect to the Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent and the Canadian Administrative Agent may, and at the request of the Required Lenders shall, by notice to a Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and (iii) if any B/A is outstanding, demand B/A Cover which the Canadian Borrowers shall immediately jointly and severally pay to the Canadian Administrative Agent. Upon the occurrence and the continuance of an Event of Default, the Agents may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Agents under the Loan Documents or at law or equity, including all remedies provided under the UCC.

                                  ARTICLE VIII
                        THE AGENTS; INTERCREDITOR ISSUES

          SECTION 8.1 APPOINTMENT OF AGENTS. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent and the Canadian Administrative Agent as its agents and authorizes each such Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent and the Canadian Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the US Collateral Agent and the Canadian Collateral Agent as its agents and authorizes each such Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the US Collateral Agent and the Canadian Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Export-Related Lender hereby irrevocably appoints the US Collateral Agent and its agent and authorizes the US


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Collateral Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the US Collateral Agent by the terms of the Loan Documents and the Export-Related Financing Documents, together with such actions and powers as are reasonably incidental thereto. Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender (or the Export-Related Lender) as any other Lender (or the Export-Related Lender) and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not an Agent hereunder.

          SECTION 8.2 LIMITATION OF DUTIES OF AGENTS. No Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.2) or by the Export-Related Lender to the extent the requested action pertains solely to the Export-Related Priority Collateral, and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as an Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.2) or with the consent or at the request of the Export-Related Lender to the extent the action or omission relates solely to the Export-Related Priority Collateral or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by a Borrower Representative or a Lender, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document or any Export-Related Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document or any Export-Related Financing Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or any Export-Related Financing Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any Export-Related Financing Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agents.

          SECTION 8.3 RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for


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relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          SECTION 8.4 SUB-AGENTS. Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any of such Agent's sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agents, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agents.

          SECTION 8.5 RESIGNATION OF AGENTS; SUCCESSOR AGENTS. Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, each Agent may resign at any time by notifying the Lenders, the Issuing Bank, a Borrower Representative and, if the Agent resigning is the US Collateral Agent, the Export-Related Lender. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor; provided, however, the Export-Related Lender's consent shall be required for the appointment of a successor US Collateral Agent. If no successor shall have been so appointed by the Required Lenders (and consented to by the Export-Related Lender if US Collateral Agent has resigned) and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, the Issuing Bank and, in respect of US Collateral Agent appointments, the Export-Related Lender, appoint a successor Agent which shall be a commercial bank or an Affiliate of any such commercial bank. Upon the acceptance of its appointment as an Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After an Agent's resignation hereunder, the provisions of this Article VIII and Section 9.3 shall continue in effect for the benefit of such retiring Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

          SECTION 8.6 LENDER ACKNOWLEDGMENTS.

               (a) Each Lender acknowledges that it has, independently and without reliance upon the either Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Export-Related Lender acknowledges that it has, independently and without reliance upon any Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based


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upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. The Export-Related Lender also acknowledges that it will, independently and without reliance upon any Agent or any Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decision whether to enter into the Export-Related Loan Agreement and thereafter in taking or not taking action under or based upon the Export-Related Financing Documents.

Each Lender and the Export-Related Lender hereby agree that (a) it has requested a copy of each Report prepared by or on behalf of any Agent; (b) no Agent (i) made any representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel and that no Agent undertakes any obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold each Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

          SECTION 8.7 COLLATERAL PRIORITY. Notwithstanding (a) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens now or hereafter granted to the Agents, the Lenders or the Export-Related Lender in respect of all or any portion of the Collateral, (b) any provision of UCC or any other applicable law, or of the Loan Documents or the Export-Related Financing Documents, or (c) any other circumstance of any kind or nature whatsoever, each of the Agents, the Lenders and the Export-Related Lender, herby agree that:

                    (i) all right, title and interests of the Export-Related Lender in and to the Lender Priority Collateral, including, without limitation, all right, title and interest in and to the Lender Priority Collateral arising under or pursuant to any and all Liens securing the Export-Related Obligations now or hereafter held by or on behalf of the US Collateral Agent or the Export-Related Lender shall in all respects be junior and subordinate to all right, title and interests of the Agents, the Issuing Bank, the Lenders and the Other Secured Parties in and to such Lender Priority Collateral.

                    (ii) all right, title and interests of the Agents, the Issuing Bank, the Lenders and the Other Secured Parties in and to the Export-Related Priority Collateral, including, without limitation, all right, title and interest in and to the Export-Related Priority Collateral arising under or pursuant to any and all Liens securing the Secured Obligations (other than the Export-Related Obligations) now or hereafter held by or on behalf of any Agent, the Issuing Bank, any Lender or any Other Secured Parties shall in


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     all respects be junior and subordinate to all right, title and interests of the Export-Related Lender in and to such Export-Related Priority
     Collateral.

          SECTION 8.8 ALLOCATION OF PROCEEDS OF COLLATERAL.

               (a) Each of the Agents, the Lenders and the Export-Related Lender hereby agree that all Proceeds of the Lender Priority Collateral shall be applied as follows:

                    (i) first, to the Administrative Agent and the Canadian Administrative Agent for application to the Secured Obligations other than the Export-Related Obligations in accordance with the Loan Documents until such Secured Obligations have been paid in full; and

                    (ii) second, to the Export-Related Lender for application to the Export-Related Obligations in accordance with the Export-Related Financing Documents until the Export-Related Obligations have been paid in full.

               (b) Each of the Agents, the Lenders and the Export-Related Lender hereby agree that all Proceeds of the Export-Related Priority Collateral shall be applied as follows:

                    (i) first, to the Export-Related Lender for application to the Export-Related Obligations in accordance with the Export-Related Financing Documents until the Export-Related Obligations have been paid in full; and

                    (ii) second, to the Administrative Agent and the Canadian Administrative Agent for application to the Secured Obligations in accordance with the Loan Documents until the Secured Obligations other than the Export-Related Obligations have been paid in full.

          SECTION 8.9 COMMINGLING OF INVENTORY. Unless the Export-Related Inventory is effectively segregated from other Inventory of the Borrowers, the amount of Export-Related Inventory shall be the Pro Rata Inventory Percentage. For purposes hereof, the term "PRO RATA INVENTORY PERCENTAGE" shall mean, as of the date of determination, the principal balance of the Credit Accommodations (as defined in the Export-Related Loan Agreement) made or incurred under the Export-Related Loan Agreement that is supported by the US Borrowers' Export-Related Inventory, as a percentage of the sum of the US Revolving Exposure of all US Lenders supported by the US Borrowers' Inventory plus the outstanding principal balance of the Credit Accommodations made or incurred under the Export-Related Loan Agreement that is supported by the US Borrowers' Export-Related Inventory.

          SECTION 8.10 EXPORT-RELATED LOAN AGREEMENT. Each US Lender hereby agrees that, not later than five (5) Business Days following the Export-Related Lender's written request (which request may be made at any time from and after the 5th Business Day prior to the execution by one or more US Borrowers and the Export-Related Lender of the Export-Related Loan Agreement), it will purchase a participation interest in the Export-Related Lender's commitments under the Export-Related Loan Agreement in an amount equal to such US Lender's Applicable Percentage of the loans and commitments of the Export-Related Lender under such Export-Related Loan Agreement and will enter into a Participation Agreement to


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effectuate the purchase of such participation interest; provided, that, the aggregate principal amount of the Export-Related Lender's commitments under the Export-Related Loan Agreement shall in no event exceed $25,000,000.

          SECTION 8.11 SYNDICATION AGENT AND CO-DOCUMENTATION AGENT TITLES. The banks (or Affiliates thereof) identified in this Agreement, or hereafter appointed by the Administrative Agent, as a "Co-Documentation Agent", "Syndication Agent" or other similar titles, shall not have any additional right, power, liability, responsibility or duty under this Agreement other than those applicable to all banks herein.

                                   ARTICLE IX
                                  MISCELLANEOUS

          SECTION 9.1 NOTICES.

               (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 9.1(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                    (i) if to any Loan Party, to the Company at:

                         Stewart & Stevenson LLC
                         1000 Louisiana, Suite 5900
                         Houston, Texas 77002
                         Attention: Jeffery W. Merecka
                         Facsimile No: (713) 659-3137

                    (ii) if to the Agents, the Issuing Bank or the Swingline Lender, to JPMorgan Chase Bank, N.A. at:

                         JPMorgan Chase Bank, N.A.
                         2200 Ross Avenue, 6th Floor
                         Dallas, Texas 75201
                         Mail Code # TX1-2921
                         Attention: Lawrence J. Cannariato
                         Facsimile No: (214) 965-2954

                    (iii) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire; and

                    (iv) if to the Export-Related Lender, at:

                         JPMorgan Chase Bank, N.A.
                         2200 Ross Avenue, 6th Floor
                         Dallas, Texas 75201


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                         Mail Code # TX1-2921
                         Attention: Lawrence J. Cannariato
                         Facsimile No: (214) 965-2954

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

               (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent and the Canadian Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Event of Default certificates delivered pursuant to Section 5.1(d) unless otherwise agreed by the Administrative Agent, the Canadian Administrative Agent and the applicable Lender. The Agents or the Company (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "RETURN RECEIPT REQUESTED" function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing Section 9.1(b)(i) of notification that such notice or communication is available and identifying the website address therefor.

               (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

          SECTION 9.2 WAIVERS; AMENDMENTS.

               (a) No failure or delay by any Agent, the Issuing Bank, any Lender or the Export-Related Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank, the Lenders and the Export-Related Lender hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by
Section 9.2(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as


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a waiver of any Default, regardless of whether any Agent, any Lender or the
Issuing Bank may have had notice or knowledge of such Default at the time.

               (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agent party thereto and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (provided that the Administrative Agent and the Canadian Administrative Agent may make Protective Advances as set forth in
Section 2.4), (B) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (D) change Section 2.19(b) or Section 2.19(f) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (E) increase the advance rates set forth in the definition of US Borrowing Base or Canadian Borrowing Base, add new categories of eligible assets or modify the definitions applicable to existing categories of eligible assets in a manner that would have the effect of increasing Availability, without the written consent of the Supermajority Revolving Lenders, (F) change any of the provisions of this Section or the definition of "REQUIRED LENDERS" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (G) release any Loan Guarantor from its obligation under its Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, (H) consent to the assignment of this Agreement or any other Loan Document by any Loan Party, without the consent of each Lender, or (I) except as provided in Section 9.2(d) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender, and release all or substantially all of the Export-Related Priority Collateral without the consent of the Export-Related Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, the Issuing Bank, the Swingline Lender or the Export-Related Lender hereunder without the prior written consent of such Agent, the Issuing Bank, the Swingline Lender or the Export-Related Lender as the case may be. The Administrative Agent and the Canadian Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to
Section 9.4.

               (c) The Lenders hereby irrevocably authorize the US Collateral Agent or the Canadian Collateral Agent (as applicable), at its option and in its sole discretion, to release any Liens granted to the US Collateral Agent or the Canadian Collateral Agent (as applicable) by the Loan Parties on any Collateral
(i) upon the termination of the all Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each


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affected Lender, (ii) constituting property being sold or disposed of if the
Loan Party disposing of such property certifies to the US Collateral Agent or the Canadian Collateral Agent (as applicable) that the sale or disposition is made in compliance with the terms of this Agreement and the Export-Related Financing Documents (and the US Collateral Agent or the Canadian Collateral Agent (as applicable) may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agents, the Lenders or the Export-Related Lender pursuant to Article VII. Except as provided in the preceding sentence, the US Collateral Agent and the Canadian Collateral Agent will not release any Liens on Collateral other than the Export-Related Priority Collateral without the prior written authorization of the Required Lenders or any Liens on the Export-Related Priority Collateral without the prior written consent of the Export-Related Lender; provided that, the US Collateral Agent and the Canadian Collateral Agent may in their discretion, release its Liens on Collateral valued in the aggregate not in excess of $10,000,000 (other than Export-Related Priority Collateral) during any calendar year without the prior written authorization of the Required Lenders. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

               (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of "EACH LENDER" or "EACH LENDER AFFECTED THEREBY," the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a "NON-CONSENTING LENDER"), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of Section 9.4(b), and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under
Section 2.16 and Section 2.18, and (B) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under
Section 2.17 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

               (e) For purposes of clarity, the representations, warranties, covenants, defaults and other provisions of the Export-Related Financing Documents are independent of the representations, warranties, covenants, defaults and other provisions of the Loan Documents (except for the US Security Agreement, which constitutes both an Export-Related Financing Document and a Loan Document) and no amendment, modifications, waiver or consent granted pursuant to the Loan Documents shall be effective for purposes of the Export-Related Financing documents (or vice versa) and no act or omission of any Loan Party which is permitted pursuant


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to the Loan Documents will, solely as a result of being permitted pursuant to the Loan Documents be deemed to be permitted pursuant to the Export-Related Financing Documents (or vice versa).

          SECTION 9.3 EXPENSES; INDEMNITY; DAMAGE WAIVER.

               (a) The Borrowers shall pay (i) all reasonable out of pocket expenses incurred by each Agent and its Affiliates, including the reasonable fees, charges and disbursements of Vinson & Elkins L.L.P., and local counsel in applicable jurisdictions, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, the Issuing Bank, any Lender or the Export-Related Lender, including the fees, charges and disbursements of any counsel for any Agent, the Issuing Bank, any Lender or the Export-Related Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Borrowers under this Section include, without limiting the generality of the foregoing, costs and expenses incurred in connection with:

                    (i) appraisals and environmental reports;

                    (ii) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the Canadian Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent or the Canadian Administrative Agent with respect to each field examination;

                    (iii) lien and title searches and title insurance;

                    (iv) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the US Collateral Agent's and Canadian Collateral Agent's Liens;

                    (v) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take;

                    (vi) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral; and

                    (vii) fees and other charges assessed by Ex-Im Bank, including, without limitation, all facility fees and application fees.


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All of the foregoing costs and expenses may be charged to the Borrowers as
Revolving Loans or to another deposit account, all as described in Section 2.19(d).

               (b) The Borrowers shall, jointly and severally, indemnify each Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

               (c) To the extent that the Borrowers fail to pay any amount required to be paid by any of them to any Agent, the Issuing Bank or the Swingline Lender under Section 9.3(a) or Section 9.3(b), each Lender severally agrees to pay such Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against such Agent, the Issuing Bank or the Swingline Lender in its capacity as such; provided, further, that if such amount is required to be paid to the US Collateral Agent, the Export-Related Lender shall pay its proportionate share of such amount determined based on the proportion of the Export-Related Obligations to the total US Secured Obligations.

               (d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

               (e) All amounts due under this Section shall be payable promptly after written demand therefor.


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          SECTION 9.4 SUCCESSORS AND ASSIGNS.

               (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 9.4(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

               (b) (i) Subject to the conditions set forth in Section 9.4(b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                         (A) the Borrower Representative US, provided that no
               consent of the Borrower Representative US shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

                         (B) the Administrative Agent or the Canadian
               Administrative Agent; and

                         (C) with respect to the assignment of any Revolving
               Commitment, the Issuing Bank.

                    (ii) Assignments shall be subject to the following additional conditions:

                         (A) except in the case of an assignment to a Lender or
               an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitments or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent and the Canadian Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative US, the Administrative Agent and the Canadian Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative US shall be required if an Event of Default has occurred and is continuing;


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                         (B) each partial assignment shall be made as an
               assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that the assignment of any part of all the assigning Lender's rights and obligations in respect of Commitments or Loans shall require a pro rata assignment of such assigning Lender's participation interests under the Export-Related Loan Agreement;

                         (C) the parties to each assignment shall execute and
               deliver to the Administrative Agent and the Canadian Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

                         (D) the assignee, if it shall not be a Lender, shall
               deliver to the Administrative Agent and the Canadian Administrative Agent an Administrative Questionnaire.

     For the purposes of this Section 9.4(b), the term "APPROVED FUND" has the following meaning:

     "APPROVED FUND" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                    (iii) Subject to acceptance and recording thereof pursuant to Section 9.4(b)(iv), from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.16, Section 2.17, Section 2.18 and Section 9.3). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.4 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with this Section 9.4(c).

                    (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding


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     notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                    (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in
     Section 9.4(b) and any written consent to such assignment required by
     Section 9.4(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.5, Section 2.6(d) or Section 2.6(e), Section 2.7(b), Section 2.19(f) or Section 9.3(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.2(b) that affects such Participant. Subject to Section 9.4(c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Section 2.16, Section 2.17 and Section 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.4(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.8 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.19(d) as though it were a Lender.

                    (ii) A Participant shall not be entitled to receive any greater payment under Section 2.16 or Section 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with a Borrower Representative's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 unless a Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the


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     Borrowers, to comply with Section 2.18(e) as though it were a Lender, provided, however, that no Participant shall be entitled to receive any greater amount pursuant to Section 2.18 than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

               (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

               (e) Nothing contained herein shall restrict the right of the Export-Related Lender to assign or transfer all or any part of its obligations hereunder to the Ex-Im Bank.

          SECTION 9.5 SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of
Section 2.16, Section 2.17, Section 2.18 and Section 9.3 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.6 COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Canadian Administrative Agent and when such Agents shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT


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BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          SECTION 9.7 SEVERABILITY. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.8 RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the Secured Obligations (other than the Export-Related Obligations) held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower Representative US, the Administrative Agent and the Canadian Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section; provided further that no Lender shall exercise any right of setoff with respect to any deposit of any Canadian Borrower to satisfy Obligations other than those Obligations of the Canadian Borrowers. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.9 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

               (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

               (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.


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               (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 9.9(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.1. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11 JUDGMENT CURRENCY.

               (a) If, for the purpose of obtaining or enforcing any judgment against any Borrowers or any Loan Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.11 referred to as the "JUDGMENT CURRENCY") an amount due under any Loan Document in any currency (the "OBLIGATION CURRENCY") other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.11 being hereinafter in this Section referred to as the "JUDGMENT CONVERSION DATE").

               (b) If, in the case of any proceeding, there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the applicable Borrower or Loan Party shall pay such additional amount (if any, but in any event not lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate


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of exchange prevailing on the Judgment Conversion Date. Any amount due from a
Borrower or Loan Party under this paragraph shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.

               (c) The term "RATE OF EXCHANGE" in this Section means the rate of exchange at which the Administrative Agent would, on the relevant date at or about 12:00 noon (New York time), be prepared to sell the Obligation Currency against the Judgment Currency.

          SECTION 9.12 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.13 CONFIDENTIALITY. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower Representatives or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, "INFORMATION" means all information received from the Borrowers relating to the Borrowers or their businesses, other than any such information that is available to any Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrowers; provided that, in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.14 SEVERAL OBLIGATIONS; NONRELIANCE; VIOLATION OF LAW. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any


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Lender shall be obligated to extend credit to the Borrowers in violation of any
Requirement of Law.

          SECTION 9.15 USA PATRIOT ACT. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT") hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.

          SECTION 9.16 DISCLOSURE. Each Loan Party, each Lender and the Export-Related Lender hereby acknowledges and agrees that each Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

          SECTION 9.17 APPOINTMENT FOR PERFECTION. Each Lender and the Export-Related Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent, the Lenders and the Export-Related Lender, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender or the Export-Related Lender (other than the US Collateral Agent) obtain possession of any such Collateral, such Lender shall notify the US Collateral Agent thereof, and, promptly upon the US Collateral Agent's request therefor shall deliver such Collateral to the US Collateral Agent or otherwise deal with such Collateral in accordance with the US Collateral Agent's instructions.

          SECTION 9.18 INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.19 NO FINANCIAL ASSISTANCE BY CANADIAN LOAN PARTIES. Notwithstanding any provision of this Agreement or any of the other Loan Documents to the contrary, no Canadian Loan Party will have any liability hereunder or thereunder for, nor shall any of the assets of any such Canadian Loan Party (including proceeds of any Collateral owned by any such Canadian Loan Party) be applied against or issued to satisfy or offset, any indebtedness, obligations or liabilities (actual or contingent) of any Person which is not indebtedness, an obligation, or a liability of a Canadian Loan Party; provided, that, nothing contained herein shall limit or impair the rights of any Agent, any Lender or any Other Secured


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Party or the liability or obligation of any Canadian Loan Party with respect to its Obligations, including, without limitation, any Swap Agreements or Cash Management Agreements entered into with any Canadian Loan Party.

          SECTION 9.20 EXPORT-RELATED FINANCING DOCUMENTS. Notwithstanding any provision of this Agreement or any of the other Loan Documents to the contrary, until such time as the Export-Related Loan Agreement is executed and delivered on the terms and conditions set forth in Section 6.1 and otherwise on terms and conditions satisfactory to the Administrative Agent in its Permitted Discretion, all references to terms commencing with or including the phrase "Export-Related" and all operative provisions specifically applicable thereto (other than Section
6.1 and this Section 9.20) will have no force and effect. In connection with the execution and delivery of such Export-Related Financing Documents, the parties hereto further agree to execute any amendment or consent documentation the sole purpose of which is to implement conforming amendments and modifications to this Agreement and/or any other Loan Document as the Administrative Agent determines to be appropriate and necessary in its Permitted Discretion to cure any ambiguity, defect or inconsistency in the Loan Documents as they relate to the Export-Related Financing Documents.

                                    ARTICLE X
                                  LOAN GUARANTY

          SECTION 10.1 GUARANTY. Each Loan Guarantor now or hereafter a party hereto hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lenders, the Export-Related Lender and the Other Secured Parties the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and attorneys' and paralegals' fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agents, the Issuing Bank, the Export-Related Lender and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrowers, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the "GUARANTEED OBLIGATIONS"). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender and the Export-Related Lender that extended any portion of the Guaranteed Obligations.

          SECTION 10.2 LIMITATION. Notwithstanding Section 10.1 to the contrary, the obligations of any Loan Guarantors organized under the laws of Canada under this Guaranty shall be limited to that portion of the Guaranteed Obligations relating to the Canadian Borrowers and the other Canadian Loan Parties and represented by the Canadian Secured Obligations.


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          SECTION 10.3 GUARANTY OF PAYMENT. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Agents, the Issuing Bank, any Lender, the Export-Related Lender and/or any Other Secured Parties to sue the Borrowers, any Loan Guarantor, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations (each, an "OBLIGATED PARTY"), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

          SECTION 10.4 NO DISCHARGE OR DIMINISHMENT OF LOAN GUARANTY.

               (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, any Agent, the Issuing Bank, any Lender, the Export-Related Lender and/or Other Secured Parties or any other person, whether in connection herewith or in any unrelated transactions.

               (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

               (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Agent, the Issuing Bank, any Lender, the Export-Related Lender and any Other Secured Parties to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Agent, the Issuing Bank, any Lender, the Export-Related Lender and any Other Secured Parties with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

          SECTION 10.5 DEFENSES WAIVED. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the


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Borrower or any Loan Guarantor or the unenforceability of all or any part of the
Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party, or any other person. The US Collateral Agent and the Canadian Collateral Agent may, at their election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

          SECTION 10.6 RIGHTS OF SUBROGATION. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Agents, the Issuing Bank, the Lenders, the Export-Related Lender and any Other Secured Parties.

          SECTION 10.7 REINSTATEMENT; STAY OF ACCELERATION. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Loan Guarantor's obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agents, the Issuing Bank, the Lenders, the Export-Related Lender and any Other Secured Parties are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Lender, the Export-Related Lender, any Other Secured Parties and the Issuing Bank.

          SECTION 10.8 INFORMATION. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that neither any Agent, the Issuing Bank nor any Lender or the Export-Related Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.


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

          SECTION 10.9 TERMINATION. Each Loan Guarantor acknowledges and agrees that this Loan Guaranty is irrevocable until the Guaranteed Obligations have been paid in full and the Commitments have been terminated. The Lenders and the Export-Related Lender may continue to make loans or extend credit to the Borrowers based on this Loan Guaranty. Each Loan Guarantor will continue to be liable to the Lenders and the Export-Related Lender for any Guaranteed Obligations created, assumed or committed from time to time, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Obligations.

          SECTION 10.10 TAXES. All payments of the Guaranteed Obligations will be made by each Loan Guarantor free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Loan Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Canadian Administrative Agent, each Lender, Issuing Bank, the Export-Related Lender and any Other Secured Parties (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Loan Guarantor shall make such deductions and (c) such Loan Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          SECTION 10.11 MAXIMUM LIABILITY. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor's liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors, the Lenders, the Export-Related Lender or any Other Secured Parties, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Loan Guarantor's "MAXIMUM LIABILITY"). This Section with respect to the Maximum Liability of each Loan Guarantor is intended solely to preserve the rights of the Lenders and the Export-Related Lender to the maximum extent not subject to avoidance under applicable law, and no Loan Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lenders, the Export-Related Lender or any Other Secured Parties hereunder, provided that, nothing in this sentence shall be construed to increase any Loan Guarantor's obligations hereunder beyond its Maximum Liability.

          SECTION 10.12 CONTRIBUTION. In the event any Loan Guarantor (a "PAYING GUARANTOR") shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other Loan Guarantor (each a "NON-PAYING GUARANTOR") shall


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

contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor's Applicable Percentage of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor's Applicable Percentage with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Non-Paying Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after the date hereof (whether by loan, capital infusion or by other means) to
(b) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Loan Guarantor, the aggregate amount of all monies received by such Loan Guarantors from the Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Loan Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor's Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of all of the Agents, the Issuing Bank, the Lenders, the Export-Related Lender, any Other Secured Parties and the Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

          SECTION 10.13 LIABILITY CUMULATIVE. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agents, the Issuing Bank, the Export-Related Lender, any Other Secured Parties and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

                                   ARTICLE XI
                          THE BORROWER REPRESENTATIVES

          SECTION 11.1 APPOINTMENT; NATURE OF RELATIONSHIP. The Company is hereby appointed by (a) each of the US Borrowers as its contractual representative (herein referred to as the "BORROWER REPRESENTATIVE US") hereunder and under each other Loan Document, and each of the US Borrowers irrevocably authorizes the Borrower Representative US to act as the contractual representative of such US Borrower with the rights and duties expressly set forth herein and in the other Loan Documents, and (b) each of the Canadian Borrowers as its contractual representative (herein referred to as the "BORROWER REPRESENTATIVE CANADA") hereunder and under each other Loan Document, and each of the Canadian Borrowers irrevocably authorizes the Borrower Representative Canada to act as the contractual representative of such Canadian Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. Each of the Borrowers further irrevocably authorizes both Borrower Representatives to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower


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

Representatives agree to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, the Borrowers hereby appoint the Borrower Representatives, as applicable, as their agent to receive all of the proceeds of the Loans in the Canadian Funding Account(s) and the US Funding Account(s) (as applicable), at which time the Borrower Representatives shall promptly disburse such Loans to the appropriate Borrower. The Agents and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representatives or any Borrower for any action taken or omitted to be taken by the Borrower Representatives or the Borrowers pursuant to this Section 11.1.

          SECTION 11.2 POWERS. The Borrower Representatives shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representatives by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representatives shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representatives.

          SECTION 11.3 EMPLOYMENT OF AGENTS. The Borrower Representatives may execute any of their duties as the Borrower Representatives hereunder and under any other Loan Document by or through authorized officers.

          SECTION 11.4 NOTICES. Each Borrower shall immediately notify its Borrower Representative of the occurrence of any Default or Event of Default hereunder referring to this Agreement describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that a Borrower Representative receives such a notice, such Borrower Representative shall give prompt notice thereof to the Administrative Agent and the Lenders. Any notice provided to a Borrower Representative hereunder shall constitute notice to each Borrower on the date received by such Borrower Representative.

          SECTION 11.5 SUCCESSOR BORROWER REPRESENTATIVE. Upon the prior written consent of the Administrative Agent, a Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative; provided that any such successor Borrower Representative must be a Canadian Borrower, in the case of the Borrower Representative Canadian, and a US Borrower, in the case of the Borrower Representative US. The Administrative Agent shall give prompt written notice of such resignation and appointment of a successor to the Lenders.

          SECTION 11.6 EXECUTION OF LOAN DOCUMENTS; BORROWING BASE CERTIFICATES. The Borrowers hereby empower and authorize the Borrower Representatives, on behalf of the Borrowers (as applicable), to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, the Canadian Borrowing Base Certificates, the Export-Related Borrowing Base Certificates, the US Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representatives or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representatives of their powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.


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

          SECTION 11.7 REPORTING. Each Borrower hereby agrees that such Borrower shall furnish promptly after each fiscal month to its Borrower Representative a copy of its borrowing base certificate and any other certificate or report required hereunder or requested by its Borrower Representative on which the Borrower Representative shall rely to prepare the Canadian Borrowing Base Certificates, the Export-Related Borrowing Base Certificates, the US Borrowing Base Certificates and the Compliance Certificates required pursuant to the provisions of this Agreement.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        STEWART & STEVENSON LLC, a Delaware
                                        limited liability company



                                        By: /s/ Hushang Ansary
                                            ------------------------------------
                                            Hushang Ansary, Chairman



                                        STEWART & STEVENSON DISTRIBUTOR HOLDINGS
                                        LLC, a  Delaware limited liability
                                        company

                                        By: Stewart & Stevenson LLC, its sole
                                        member



                                        By: /s/ Hushang Ansary
                                            ------------------------------------
                                            Hushang Ansary, Chairman



                                        STEWART & STEVENSON POWER PRODUCTS LLC,
                                        a Delaware limited liability company

                                        By: Stewart & Stevenson LLC, its sole
                                        member



                                        By: /s/ Hushang Ansary
                                            ------------------------------------
                                            Hushang Ansary, Chairman



                                        STEWART & STEVENSON PETROLEUM SERVICES
                                        LLC, a Delaware limited liability
                                        company

                                        By: Stewart & Stevenson LLC, its sole
                                        member



                                        By: /s/ Hushang Ansary
                                            ------------------------------------
                                            Hushang Ansary, Chairman


        [Signature Page to Second Amended and Restated Credit Agreement]

                                        STEWART & STEVENSON FUNDING CORP., a
                                        Delaware corporation



                                        By: /s/ Robert L. Hargrave
                                            ------------------------------------
                                            Robert L. Hargrave, President &
                                            Treasurer



                                        S&S AGENT LLC, a Delaware limited
                                        liability company

                                        By: Stewart & Stevenson LLC, its sole
                                        member



                                        By: /s/ Robert L. Hargrave
                                            ------------------------------------
                                            Robert L. Hargrave, CEO


        [Signature Page to Second Amended and Restated Credit Agreement]

                                        JPMORGAN CHASE BANK, N.A., individually
                                        as a Lender, as the Administrative
                                        Agent, the US Collateral Agent, the
                                        Issuing Bank and the Swingline Lender


                                        By:     /s/ Lawrence J. Cannariato
                                            ------------------------------------
                                        Name:   Lawrence J. Cannariato
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A., TORONTO
                                        BRANCH, individually as a Lender, as the Canadian Administrative Agent and the Canadian Collateral Agent


                                        By:     /s/ Barry Walsh
                                            ------------------------------------
                                        Name:   Barry Walsh
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------


                                        JPMORGAN CHASE BANK, N.A., as the
                                        Export-Related Lender


                                        By:     /s/ Lawrence J. Cannariato
                                            ------------------------------------
                                        Name:   Lawrence J. Cannariato
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------

        [Signature Page to Second Amended and Restated Credit Agreement]

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        a US Lender


                                        By:     Jon Eckhouse
                                            ------------------------------------
                                        Name:   Jon Eckhouse
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------

        [Signature Page to Second Amended and Restated Credit Agreement]

                                        WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                        a US Lender



                                        By: /s/ Chris Curtis
                                            ------------------------------------
                                        Name:  Chris Curtis
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------



                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                        [CANADA], as a Canadian Lender



                                        By: /s/ Niall Hamilton
                                            ------------------------------------
                                        Name: Niall Hamilton
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


        [Signature Page to Second Amended and Restated Credit Agreement]

                                        PNC BANK, NATIONAL ASSOCIATION, as a US
                                        Lender



                                        By: /s/ Niki Stone
                                            ------------------------------------
                                        Name: Niki Stone
                                              ----------------------------------
                                        Title: Relationship Manager
                                               ---------------------------------


        [Signature Page to Second Amended and Restated Credit Agreement]